UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-10145

Baillie Gifford Funds
(Exact name of registrant as specified in charter)

1 Greenside Row
Edinburgh, Scotland, UK, EH1 3AN
(Address of principal executive offices) (Zip code)

Gareth Griffiths
1 Greenside Row
Edinburgh, Scotland, UK, EH1 3AN
(Name and address of agent for service)

Registrant's telephone number, including area code:      011-44-131-275-2000

Date of fiscal year end:       December 31

Date of reporting period:       December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Baillie Gifford Funds

Annual report, December 31, 2023

Baillie Gifford China A Shares Growth Fund

Baillie Gifford China Equities Fund

Baillie Gifford Developed EAFE All Cap Fund

Baillie Gifford EAFE Plus All Cap Fund

Baillie Gifford Emerging Markets Equities Fund

Baillie Gifford Emerging Markets ex China Fund

Baillie Gifford Global Alpha Equities Fund

Baillie Gifford Health Innovation Equities Fund

Baillie Gifford International Alpha Fund

Baillie Gifford International Concentrated Growth
Equities Fund

Baillie Gifford International Growth Fund

Baillie Gifford International Smaller Companies Fund

Baillie Gifford Long Term Global Growth Fund

Baillie Gifford U.S. Discovery Fund

Baillie Gifford U.S. Equity Growth Fund

Index

Page Number
01	Shareholder Letter
03	Management Discussion
44	Fund Expenses
Baillie Gifford China A Shares Growth Fund
51	Industry Diversification Table
52	Portfolio of Investments
54	Financial Statements
57	Financial Highlights
Baillie Gifford China Equities Fund
59	Industry Diversification Table
60	Portfolio of Investments
62	Financial Statements
65	Financial Highlights
Baillie Gifford Developed EAFE All Cap Fund
67	Industry Diversification Table
68	Portfolio of Investments
72	Financial Statements
75	Financial Highlights
Baillie Gifford EAFE Plus All Cap Fund
79	Industry Diversification Table
80	Portfolio of Investments
84	Financial Statements
87	Financial Highlights
Baillie Gifford Emerging Markets Equities Fund
91	Industry Diversification Table
92	Portfolio of Investments
97	Financial Statements
100	Financial Highlights
Baillie Gifford Emerging Markets ex China Fund
106	Industry Diversification Table
107	Portfolio of Investments
112	Financial Statements
115	Financial Highlights
Baillie Gifford Global Alpha Equities Fund
117	Industry Diversification Table
118	Portfolio of Investments
123	Financial Statements
126	Financial Highlights
Baillie Gifford Health Innovation Equities Fund
131	Industry Diversification Table
132	Portfolio of Investments
134	Financial Statements
137	Financial Highlights
Baillie Gifford International Alpha Fund
139	Industry Diversification Table
140	Portfolio of Investments
146	Financial Statements
149	Financial Highlights
Baillie Gifford International Concentrated Growth Equities Fund
155	Industry Diversification Table
156	Portfolio of Investments
158	Financial Statements
161	Financial Highlights

Page Number
Baillie Gifford International Growth Fund
163	Industry Diversification Table
164	Portfolio of Investments
168	Financial Statements
171	Financial Highlights
Baillie Gifford International Smaller Companies Fund
177	Industry Diversification Table
178	Portfolio of Investments
183	Financial Statements
186	Financial Highlights
Baillie Gifford Long Term Global Growth Fund
188	Industry Diversification Table
189	Portfolio of Investments
191	Financial Statements
194	Financial Highlights
Baillie Gifford U.S. Discovery Fund
197	Industry Diversification Table
198	Portfolio of Investments
200	Financial Statements
203	Financial Highlights
Baillie Gifford U.S. Equity Growth Fund
205	Industry Diversification Table
206	Portfolio of Investments
208	Financial Statements
211	Financial Highlights
213	Notes to Financial Statements
240	Report of Independent Registered Public Accounting Firm
Supplemental Information
242	Federal Income Tax Information
244	Management of the Trust

This report is intended for shareholders of the funds listed on the front of this report (each, a "Fund", and collectively the "Funds") and may not be used as sales literature unless preceded or accompanied by a current prospectus for each Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time based on a variety of factors. The respective parties disclaim any responsibility to update such views. Actual outcomes may differ significantly from the views expressed.

These views may not be relied on as investment advice or as an indication of trading intent on behalf of any of the Funds.

All investments entail risk, including the possible loss of principal.

Shareholder Letter

Annual Report December 31, 2023

Dear Shareholder,

Investors in most markets experienced strong absolute returns in 2023, with the notable exception of China. Whilst several Funds outperformed over the course of the year, it has been another challenging year for some of our Funds. However, there are signs that the difficult market environment for growth investing may be abating. As a reminder, disappointing short-term returns in 2022 were such that for some Funds, longer-term results remain mixed. It's worth noting that prior to 2022, longer-term performance for the majority of Funds was strong.

In 2022, the investment headwinds were of a type not seen for many years. Following the sudden and enormous demand shock brought about by the coronavirus pandemic, and a supply shock for some forms of energy due to the conflict in Ukraine, we saw the return of inflation. The US Federal Reserve raised interest rates from previously low levels. This is relevant for Baillie Gifford Funds because of our strong preference for growth companies. We expect many of these to generate a large proportion of their cash and profits further into the future (5 years and beyond), but this, and higher interest rates, mean that the present value of these future cashflows was heavily discounted, which impacted companies' share price performance. During periods of more extreme uncertainty, the market can prefer types of companies which are typically not held in the Funds — companies that provide shorter-term cashflow certainty but which do not offer the same levels of attractive longer-term growth prospects.

Towards the end of 2023, the Federal Reserve indicated that as US inflation data had improved, it could stop increasing interest rates and is now signalling that interest rates will come down. This has potentially meaningful implications for growth assets. Perhaps linked to this, towards the end of 2023, we started to see the return of a stronger link between good operational performance of growth companies and this being rewarded in share price terms (we noted in our report last year that this relationship had temporarily broken down). For stock pickers, this is very welcome.

We recognise that the last two years have been a challenging experience for some shareholders. I want to share several messages which should be cause for optimism:

•  Since 1908 Baillie Gifford has been owned by its partners and has no outside interests to distract us from our focus on investing wisely for clients and shareholders over the long-term. We have absolute confidence that our chosen approach of long-term investment in growth businesses will continue to be a successful one. Short-term headwinds will come and go. Sometimes they blow especially strongly, as we have seen recently. But ultimately, the strengths of well-managed, robust businesses and the opportunities they present as they adapt and innovate will prevail over shorter-term stock market anxiety.

•  Linked to our private ownership structure and the stability and long-termism this provides, our investors have stayed the course and remained focused on our long-term, active, growth philosophy. Shareholders rightly expect consistency of our philosophy and process, and understand that we have not changed tack to try to pursue shorter-term rewards offered by the types of companies that were benefiting most during a period of market volatility.

•  On an ongoing basis we monitor the investment case of the holdings in each Fund. If the investment case has been undermined, a growth business has matured, or we have made a mistake, we will sell the holding. However, turnover for the Funds remains low, as you'd expect from us given our long-term approach, and importantly, we believe the Funds' holdings remain resilient and continue to meet the high bar we have set for them; they are well placed to continue to deliver operationally, and we know that there is a positive correlation over the long-term between earnings growth and share price performance.

01

Shareholder Letter

Annual Report December 31, 2023

•  While our style of growth investing has been out of favour, most of the holdings in the portfolios have continued to deliver strong operational progress, hitting the milestones we expect, and in aggregate the portfolios have strong characteristics in terms of above average growth, strong balance sheets and dominant or market-leading competitive positions.

•  Our approach helps us to identify opportunities that can drive long-term earnings growth. We are in an era marked by rapid technological advancements in which the global economy is undergoing significant transformations. The rise of computing power, artificial intelligence, and the emergence of the middle class in Asia and Latin America are reshaping industries and markets. To give an example at an industry level, we believe that the automobile industry transformation will continue to evolve towards electrification and autonomous driving. This requires more data and chips. Across the Fund series, we have invested in or added to what we believe are exceptional growth businesses which can benefit from such industry growth tailwinds. Given the market environment, many of these companies' share prices have been punished indiscriminately, so, in our opinion, it is a particularly attractive time for stock picking.

•  To outperform over the long-term, we must form differentiated views. This requires a deep understanding of the possibilities which ultimately drive earnings. Developing broad and deep knowledge networks is essential for navigating complex issues. Engaging with diverse sources, such as exceptional business leaders, academics, journalists, authors, and private companies, provides us with valuable insights. An example is our engagement with the Interuniversity Microelectronics Centre in Belgium who help us to understand frontiers in semiconductor supply, which is relevant for some of the Funds' holdings.

We think our philosophy of long-term growth investing is exceptionally well suited to a time of uncertainty and rapid change. We know markets have been difficult for the last couple of years. Most importantly, we recognise and empathise that our relative performance has been challenging for shareholders. However, we are fortunate to have shareholders who understand our long-term approach, and who expect us to stick to it. We are very appreciative of your understanding of our long-term approach, and your support. From here, we believe the operational progress of most of the Funds' holdings is good, their long-term growth prospects are strong, and we're finding very attractive new stock opportunities in a range of areas. Long-term investing will always involve periods of volatility, but we're extremely excited about what lies ahead for the holdings across the Funds.

Sincerely,

Michael Stirling-Aird
President
Baillie Gifford Funds

02

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford China A Shares Growth Fund

Market Conditions and Review of Performance during 2023

The Fund underperformed the MSCI China A Onshore Index for the year. It was a challenging year in both absolute and relative terms. The consumer, largely shell-shocked from COVID-19 lockdowns and witnessing challenges in the property sector, has been cautious with the large cash pile it built up during those lockdowns. The service sector has perked up as travel and entertainment returns, but the extent of China's consumption recovery has been more gradual than many commentators had expected. Markets seeking catalysts don't like gradual, and domestic investors have supported companies in the energy, utilities and financial sectors, often with significant state ownership and whose growth profiles tend not to attract us as long-term investors. The private sector, seeing a weaker domestic economy and reeling from the memory of regulatory headwinds and a lack of trust in government and credibility in its policymaking, has been slow to invest and employ; weaker income growth did little to help the consumption recovery. Further, the weaker global backdrop has reduced the impact of exports on China's growth.

Yet, the world's second largest economy is growing far in excess of advanced economies, with interest rates not far off 20-year lows, a stabilizing property sector and consumption gradually returning. Stimulus measures have been incremental rather than transformational, with supportive policy including bond issuance to support disaster recovery spending, relaxation of policy in the property sector, measures to boost capital markets and the repetitive voicing of government support for the private sector. The market's disappointing response suggests an ongoing skepticism about the government's ability to handle its economic issues and the scale of its response.

There was more positive news on the geopolitical front. President Xi's visit to the US and meeting with President Biden brought with it a helpful change in tone, leaving behind the more aggressive discussion of containment and suppression from earlier in the year in favor of mutual respect, peaceful coexistence and finding areas for cooperation. However, we're conscious of elections in Taiwan and the US in 2024 which will continue to shine a light on the geopolitical environment.

While investor sentiment and flows have driven a large portion of the share price performance in recent times and share prices have diverged from their fundamentals, it is those fundamentals that we remain focused on. Many of the headwinds discussed above have been reflected in valuations, detracting from portfolio performance over the year. However, this has obscured the fact that many of the Fund's companies have delivered significant growth.

Zhejiang Sanhua and Anker Innovations were two of the top contributors to performance over the period.

Zhejiang Sanhua Intelligent Controls is one of the world's largest manufacturer of refrigeration control components and thermal management components. Sanhua's growing economies of scale, high capacity utilization and a favorable product mix have supported impressive growth and a positive outlook. While it has a wide range of end customers, the company's fast growth in the electric vehicle market has been of particular note in its earnings results this year, alongside an increasing expectation of the opportunity in humanoid robots.

Anker Innovations is a Chinese consumer electronics company that has enjoyed rapid growth in charging equipment and wireless audio products around the world given its product development and brand positioning. In addition, it has developed multiple product lines in small home appliance and smart home devices which have been supportive of its growth.

Among the key detractors from performance over the period were Beijing United Information Technology and Glodon.

Beijing United Information Technology is an e-commerce platform for industrial products, expanding from its position as one of China's largest paint raw materials wholesale platform into a number of other verticals where they aim to displace traditional offline distributors and bring benefits to both suppliers and customers. Despite excellent operational growth, its share price has seen a significant derating around media allegations of financial irregularities and the consequent threat of disciplinary action from regulators. Our own analysis and third party due-diligence has provided some comfort, but we are aware of the technical implications of being under regulatory investigation and believe there are number of questions that need to be answered.

Glodon is a construction software company that has been impacted by China's broader macro-economic challenges and property sector woes. A slowdown in new and large-scale construction projects has led to delays to customers' spending on construction software, which has resulted in earnings downgrades. Despite slower new user acquisition, Glodon's retention rate remains resilient, and the company has shifted its focus towards profitability, through employee optimization, higher efficiency of research and development and customer penetration to

03

Management Discussion (unaudited)

Annual Report December 31, 2023

control the cost. While we believe that the macro backdrop remains a near term headwind, in our opinion, the longer-term need for greater construction efficiency through digitization remains a strong driving force, and we believe Glodon should benefit most as a market leader.

We are of the view that short term market performance doesn't tell us much about the long-term outcomes of the companies in which we have invested for you, and we expect there to be periods of time when stock market performance is driven by factors beyond the operational performance of individual companies. Whilst volatility may last a while, experience has taught us to remain steadfastly focused on the fundamentals and ride out these relatively short-term bouts with the aim of securing good long-term returns for shareholders.

Investment Strategies used to manage the Fund

We are long-term, active growth investors and invest in domestically listed Chinese companies (A-shares) that we believe have exceptional long-term growth prospects. The Fund is a concentrated, purely stock-driven, unconstrained equity strategy. It does not invest relative to any underlying index and therefore will frequently look very different than its benchmark. At the core of our approach is a research framework that focuses on scale of the opportunity and the cultural, financial and governance factors which support this, alongside a due diligence checklist. Our aim is to identify the exceptional growth businesses in China and hold them for long enough that the advantages of their business models and strength of their cultures become dominant drivers of their share prices. We believe our patience and long-term time horizons are a significant differentiator from the short-term focus of the market.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buy:

Sungrow Power Supply Co.

Complete Sale:

Wuxi Lead Intelligent Equipment Co.

04

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford China A Shares Growth Fund Class K	(23.62)%	0.91%	12/19/19
Baillie Gifford China A Shares Growth Fund Institutional Class	(23.62)%	0.91%	12/19/19
MSCI China A Onshore Index	(11.46)%	(0.90)%	12/19/19

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

05

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford China Equities Fund

Market Conditions and Review of Performance during 2023

The Fund underperformed the MSCI China All Shares Index for the year. It has been another challenging year for Chinese equity markets. The consumer, largely shell-shocked from COVID-19 lockdowns and witnessing challenges in the property sector has been cautious with the large cash pile it built up during those lockdowns. The service sector has perked up as travel and entertainment returns, but the extent of China's consumption recovery has been more gradual than many commentators had expected. Markets seeking catalysts don't like gradual. The private sector, seeing a weaker domestic economy and reeling from the memory of regulatory headwinds and a lack of trust in government and credibility in its policymaking, has been slow to invest and employ; weaker income growth did little to help the consumption recovery. Further, the weaker global backdrop has reduced the impact of exports on China's growth.

Yet, the world's second largest economy is growing far in excess of advanced economies, with interest rates not far off 20-year lows, a stabilizing property sector and consumption gradually returning. Stimulus measures have been incremental rather than transformational, with supportive policy including bond issuance to support disaster recovery spending, relaxation of policy in the property sector, measures to boost capital markets and the repetitive voicing of government support for the private sector. The market's disappointing response suggests an ongoing skepticism about the government's ability to handle its economic issues and the scale of its response.

There was more positive news on the geopolitical front. President Xi's visit to the US and meeting with President Biden brought with it a helpful change in tone, leaving behind the more aggressive discussion of containment and suppression from earlier in the year in favor of mutual respect, peaceful coexistence and finding areas for cooperation. However, we're conscious of elections in Taiwan and the US in 2024 which will continue to shine a light on the geopolitical environment.

While investor sentiment and flows have driven a large portion of the share price performance in recent times and share prices have diverged from their fundamentals, it is those fundamentals that we remain focused on. Many of the headwinds discussed above have been reflected in valuations, resulting in a derating of the portfolio over the year. However, this has obscured the fact that many of the Fund's companies have delivered significant growth.

Zhejiang Sanhua and PDD were two of the top contributors to performance over the period.

Zhejiang Sanhua Intelligent Controls is one of the world's largest manufacturer of refrigeration control components and thermal management components. Sanhua's growing economies of scale, high capacity utilization and a favorable product mix have supported impressive growth and a positive outlook. While it has a wide range of end customers, the company's fast growth in the electric vehicle market has been of particular note in its earnings results this year, alongside an increasing expectation of the opportunity in humanoid robots.

PDD is a fast-growing e-commerce platform that aims to address China's huge, underserved population in lower tier cities. Despite being founded just 8 years ago, it now boasts over 900 million users. Its most recent quarterly earnings report showed 94% year-over-year growth in revenues. Amid weak consumer confidence domestically, PDD has been winning over shoppers with discounts and more affordable substitutes. Meanwhile its international business, Temu, is showing signs of strong growth.

Among the key detractors from performance over the period were Li Ning and JD.com, in our view, both clearly related to China's slower consumption environment, and the latter affected by competition from PDD.

Li Ning, one of China's biggest sportswear manufacturers, has been hit hard this year by a poor macro-economic background, inventory challenges and lack of product launches. Amid a sluggish consumption recovery, competition has become more intense. This has led to multiple downward revisions to earnings forecasts. While we don't see major brand or business model issues with Li Ning, and the company remains a leading domestic player with deep-rooted China-sports DNA, its execution over the next few quarters' will be key to watch.

JD.com is a leading e-commerce platform with particular strength in higher-priced items (such as electronics) in the larger cities. This has been hurt by the slower than expected consumption recovery. At its 20th anniversary presentation this year, management announced a strategic move to enter lower tier cities. This comes at a time that PDD has been dominating this area, and we believe that the market remains skeptical about JD's ability to execute this plan without undermining their brand image and reputation for quality and service. However, it's current valuation implies very little and potentially overlooks a number of its competitive strengths.

06

Management Discussion (unaudited)

Annual Report December 31, 2023

We are of the view that short term market performance doesn't tell us much about the long-term outcomes of the companies in which we have invested for you, and we expect there to be periods of time when stock market performance is driven by factors beyond the operational performance of individual companies. Whilst volatility may last a while, experience has taught us to remain steadfastly focused on the fundamentals and ride out these relatively short-term bouts with the aim of securing good long-term returns for shareholders.

Investment Strategies used to manage the Fund

We are long-term, active growth investors and invest in Chinese companies that we believe have substantial long-term growth prospects, regardless of where they are listed, their size in an index or their market capitalization. To do so, we look for businesses in attractive industries that enjoy sustainable competitive advantages and which we believe have the management and financial strengths to allow them to grow their earnings significantly faster than the market average. Our approach results in a committed portfolio which will frequently look very different than its benchmark. In the pursuit of superior performance over the long-term, we are happy to accept volatility around an index in the short term. We believe our patience and long-term time horizons are a significant differentiator from the short-term focus of the market.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Anker Innovations Technology Co., BYD Co., Silergy Corp.

Complete Sales:

Geely Automobile Holdings Ltd, Hangzhou Tigermed Consulting Co.

07

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford China Equities Fund Class K	(18.08)%	(25.26)%	07/07/21
Baillie Gifford China Equities Fund Institutional Class	(18.03)%	(25.30)%	07/07/21
MSCI China All Shares Index	(11.35)%	(18.88)%	07/07/21

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

08

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford Developed EAFE All Cap Fund

Market Conditions and Review of Performance during 2023

2023 presented a mixed picture for the global economy, with a range of factors impacting market conditions. Inflation remained a persistent concern, although there were indications that it may be starting to ease, with core inflation falling in response to central bank interest rate increases. Despite these challenges, growth exceeded expectations, with robust GDP growth, and labor markets remaining tight. However, geopolitical concerns, economic uncertainty and supply chain shortages continued to pose challenges for markets and economies, creating a complex and dynamic investment landscape.

Overall, international equity markets performed strongly, recouping almost all of their losses from 2022. However, it was a bumpy ride, particularly for growth stocks. European markets outperformed those in Developed Asia with Information Technology, Industrials and Consumer Discretionary sectors leading the way. A higher interest rate environment helped Banks within Financials, despite the Silicon Valley Bank and Credit Suisse wobbles earlier in the year. Conversely, Consumer Staples, which are often considered "bond proxies," produced more modest returns.

Looking at investment performance, the Fund delivered strong investment returns in the latest calendar year, although it fell short of its benchmark. The Fund has faced a challenging investment environment in recent years, resulting in longer-term outcomes that are below our expectations. However, through our bottom-up lens of individual companies, we believe that there are grounds for continued long-term optimism. In our opinion, most of the companies held in the Fund are executing well operationally and remain financially robust. This is crucial for long-term investment success. The Fund remains focused on a balance of growth, quality and resilience across its holdings.

Positive contributors over the past 12 months include some of the Fund's online disruptors, such as Spotify and Auto Trader.

Swedish music streaming service, Spotify, has continued to deliver strong growth in both its user base and revenues, while also taking steps to manage costs and prioritize profitability. The platform has surpassed its own projections for monthly active users and is on track to reach 600 million by its financial year-end. In a bid to further streamline operations, the company announced a significant reduction in head count towards the end of the year, bringing the total workforce cuts to 25%. These cost cutting measures, combined with price hikes, have been well-received by investors, resulting in strong share price performance. Going forward, these actions are expected to support more consistent profitability and robust cash generation.

UK online car marketplace, Auto Trader, has seen robust growth, and we believe it has a formidable competitive moat with 75% share of all minutes spent viewing used cars online — 10x the nearest competitor. The company is executing superbly across the board, with average revenue per user accelerating to low teens growth and the group sustaining very high margins. Importantly, we believe that newer product offerings are showing pleasing momentum ahead of monetization early in 2024, with feedback from both sides of the marketplace being very positive.

Other positive contributors included other online disruptors and industrial technology holdings such as Wise (currency exchange platform), Nemetschek (software for building and construction industry) and ASML (advanced lithography equipment).

Throughout the year, the Fund's Japanese holdings were a significant drag on performance. The Japanese market experienced a rally in (deep) value style equities, fueled by macro and corporate reform factors which, in turn, had an adverse impact on the share prices of the Fund's quality growth companies. In addition, certain holdings, including Shiseido and Olympus, faced operational challenges, resulting in them being among the top detractors for the year.

Shiseido, the luxury Japanese cosmetics manufacturer, has been experiencing weak operational results, with sales still below pre-COVID-19 levels. As a result, the new CEO has announced an urgent restructuring plan to reduce costs and improve operational efficiencies. Despite the slower-than-expected recovery from COVID-19 and delayed rebound of tourism in Japan, we remain optimistic about Shiseido's long-term growth potential. We believe the company's focus on high-end skincare and skew to the Asian market is particularly appealing and has the potential to generate higher margins in the future.

One of the world's leading providers of surgical endoscopes, Olympus, has faced several challenges during the year. To address US Food and Drug Administration warnings on product quality, the company has indicated that it will invest $600 million over the next 3 years, which is expected to weigh on margins. Furthermore, revenue

09

Management Discussion (unaudited)

Annual Report December 31, 2023

growth has been lackluster, with slower growth in the US and Europe, and continued weakness in China where the government is investigating hospital procurement practices. Despite these short-term headwinds, we think that Olympus enjoys several long-term advantages, including customer loyalty, regulatory approvals, and significant research and development spending. In our opinion, these factors position the company as the dominant player in a growing segment of the medical technology market.

Other notable detractors to the Fund's relative performance included our preference for Asian-focused life insurers rather than Banks within the Financials sector, and poor performance from Healthcare holdings.

The Fund holds what we view as world-class businesses, led by aligned management teams who are committed to long-term growth. Our investment process has been tried and tested over 30 years, and we consistently strive to enhance our approach to portfolio construction, monitoring and idea generation. Based on our analysis of the Fund's holdings and the portfolio management team's deep expertise, we are optimistic about the long-term prospects of the Fund's investments.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an approach that focuses on analyzing individual stocks and de-emphasizes the significance of economic and market cycles. We aim to invest in companies that we believe will generate sustainable earnings growth above the market over the long term. Our research typically includes analysis of industry background, competitive advantages, management capabilities, financial strength, and valuation in determining a company's potential. From the outset, we also consider aspects that may derail the investment case. We regularly revisit the thesis for the Fund's holdings to ensure our expectations are met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Air Liquide SA, BHP Group Ltd., Cosmos Pharmaceutical Corp., Hong Kong Exchanges & Clearing Ltd., Nippon Paint Holdings Co., Ryanair Holdings PLC ADR, SOITEC, Tokyo Electron Ltd.

Complete Sales:

Auto1 Group SE, Denso Corp., Farfetch Ltd., Nibe Industrier AB, Nidec Corp., Pigeon Corp., SoftBank Group Corp., Suzuki Motor Corp., Suzuki Motor Corp., Ubisoft Entertainment SA, Zalando SE

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Developed EAFE All Cap Fund Class 2	10.19%	6.29%	3.83%	04/15/14
Baillie Gifford Developed EAFE All Cap Fund Class 3(a)	10.27%	6.37%	3.88%	03/24/17
Baillie Gifford Developed EAFE All Cap Fund Class K(b)	10.21%	6.29%	3.84%	04/28/17
Baillie Gifford Developed EAFE All Cap Fund Institutional Class(b)	10.11%	6.22%	3.74%	04/28/17
MSCI EAFE Index	18.85%	8.70%	5.01%	04/15/14

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

(a)  Returns for Class 3 shares are based on actual performance from March 24, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

(b)  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford EAFE Plus All Cap Fund

Market Conditions and Review of Performance during 2023

2023 presented a mixed picture for the global economy, with a range of factors impacting market conditions. Inflation remained a persistent concern, although there were indications that it may be starting to ease, with core inflation falling in response to central bank interest rate increases. Despite these challenges, growth exceeded expectations, with robust GDP growth and labor markets remaining tight. However, geopolitical concerns, economic uncertainty and supply chain shortages continued to pose challenges for markets and economies, creating a complex and dynamic investment landscape.

Overall, international equity markets performed strongly, recouping almost all of their losses from 2022. However, it was a bumpy ride, particularly for growth stocks. European markets outperformed those in Developed Asia with Information Technology, Industrials and Consumer Discretionary sectors leading the way. A higher interest rate environment helped Banks within Financials, despite the Silicon Valley Bank and Credit Suisse wobbles earlier in the year. Conversely, Consumer Staples, which are often considered "bond proxies," produced more modest returns.

Looking at investment performance, the Fund delivered strong investment returns in the latest calendar year, although it fell short of its benchmark. The Fund has faced a challenging investment environment in recent years, resulting in longer-term outcomes that are below our expectations. However, through our bottom-up lens of individual companies, we believe that there are grounds for continued long-term optimism. In our opinion, most of the companies held in the Fund are executing well operationally and remain financially robust. This is crucial for long-term investment success. The Fund remains focused on a balance of growth, quality and resilience across its holdings.

Positive contributors over the past 12 months include some of the Fund's digital platforms, such as MercadoLibre and Spotify.

MercadoLibre is a leading e-commerce platform in Latin America and also provides digital financial services across the region. Despite a challenging macro environment, the group delivered impressive operational results in 2023. The market responded positively to the rapid growth of sales and profits across both business segments, and we believe there is significant potential for further expansion given the low penetration rates of e-commerce and financial services in the region.

Swedish music streaming service, Spotify, has continued to deliver strong growth in both its user base and revenues, while also taking steps to manage costs and prioritize profitability. The platform has surpassed its own projections for monthly active users and is on track to reach 600 million by its financial year-end. In a bid to further streamline operations, the company announced a significant reduction in head count towards the end of the year, bringing the total workforce cuts to 25%. These cost cutting measures, combined with price hikes, have been well-received by investors, resulting in strong share price performance. Going forward, these actions are expected to support more consistent profitability and robust cash generation.

Other positive contributors included online disruptors and industrial technology holdings such as Wise (currency exchange platform), Nemetschek (software for building and construction industry) and ASML (advanced lithography equipment).

Throughout the year, the Fund's Japanese holdings were a significant drag on performance. The Japanese market experienced a rally in (deep) value style equities, fueled by macro and corporate reform factors which, in turn, had an adverse impact on the share prices of the Fund's quality growth companies. In addition, certain holdings, including Shiseido and Olympus, faced operational challenges, resulting in them being among the top detractors for the year.

Shiseido, the luxury Japanese cosmetics manufacturer, has been experiencing weak operational results, with sales still below pre-COVID-19 levels. As a result, the new CEO has announced an urgent restructuring plan to reduce costs and improve operational efficiencies. Despite the slower-than-expected recovery from COVID-19 and delayed rebound of tourism in Japan, we remain optimistic about Shiseido's long-term growth potential. We believe the company's focus on high-end skincare and skew to the Asian market is particularly appealing and has the potential to generate higher margins in the future.

One of the world's leading providers of surgical endoscopes, Olympus, has faced several challenges during the year. To address US Food and Drug Administration warnings on product quality, the company has indicated that it will invest $600 million over the next 3 years, which is expected to weigh on margins. Furthermore, revenue growth has been lackluster, with slower growth in the US and Europe, and continued weakness in China where the

Management Discussion (unaudited)

Annual Report December 31, 2023

government is investigating hospital procurement practices. Despite these short-term headwinds, we think that Olympus enjoys several long-term advantages, including customer loyalty, regulatory approvals, and significant research and development spending. In our opinion, these factors position the company as the dominant player in a growing segment of the medical technology market.

Other notable detractors to the Fund's relative performance included our preference for Asian-focused life insurers rather than Banks within the Financials sector, and poor performance from Healthcare holdings.

The Fund holds what we view as world-class businesses, led by aligned management teams who are committed to long-term growth. Our investment process has been tried and tested over 30 years, and we consistently strive to enhance our approach to portfolio construction, monitoring and idea generation. Based on our analysis of the Fund's holdings and the portfolio management team's deep expertise, we are optimistic about the long-term prospects of the Fund's investments.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an approach that focuses on analyzing individual stocks and de-emphasizes the significance of economic and market cycles. We aim to invest in companies that we believe will generate sustainable earnings growth above the market over the long term. Our research typically includes analysis of industry background, competitive advantages, management capabilities, financial strength, and valuation in determining a company's potential. From the outset, we also consider aspects that may derail the investment case. We regularly revisit the thesis for the Fund's holdings to ensure our expectations are met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Air Liquide SA, BHP Group Ltd., Contemporary Amperex Technology Co., Cosmos Pharmaceutical Corp., Fomento Economico Mexicano SAB de CV ADR, Hong Kong Exchanges & Clearing Ltd., LONGi Green Energy Technology Co., Nippon Paint Holdings Co., Reliance Industries Ltd., Ryanair Holdings PLC ADR, SOITEC, Tokyo Electron Ltd.

Complete Sales:

Auto1 Group SE, Baidu, Trip.com Group Ltd., Denso Corp., Farfetch Ltd., LONGi Green Energy Technology Co., MakeMyTrip Ltd., Meituan, Nibe Industrier AB, Nidec Corp., Pigeon Corp., SoftBank Group Corp., Suzuki Motor Corp., Ubisoft Entertainment SA, Zalando SE.

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford EAFE Plus All Cap Fund Class 2	10.09%	5.84%	3.67%	5.81%	12/17/09
Baillie Gifford EAFE Plus All Cap Fund Class 3(a)	10.17%	5.89%	3.70%	5.83%	08/03/20
Baillie Gifford EAFE Plus All Cap Fund Class K(b)	10.14%	5.84%	3.68%	5.82%	04/28/17
Baillie Gifford EAFE Plus All Cap Fund Institutional Class(b)	9.94%	5.74%	3.56%	5.69%	04/28/17
MSCI EAFE Index	18.85%	8.70%	4.78%	5.98%	12/17/09

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

(a)  Returns for Class 3 shares are based on actual performance from August 3, 2020. Prior to that date returns are calculated based on Class 2 shares, and no adjustment has been made to the performance information for Class 3 to reflect its different expense structure.

(b)  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford Emerging Markets Equities Fund

Market Conditions and Review of Performance during 2023

2023 was a better year for absolute returns from emerging markets (EM) when compared to 2022 or 2021. That said, returns were mixed across the markets.

Investors in Brazil, Mexico, India, Taiwan, and South Korea all enjoyed strong absolute returns, but those in China were left wanting in 2023. You'll likely remember the huge levels of enthusiasm (hype) around China's post lockdown reopening at the beginning of 2023. However, billions of dollars quickly fled the Chinese market when the economic data showed that growth expectations had run ahead of reality. Despite well publicized problems, especially in the property market, the International Monetary Fund still expect a 5.4% growth rate in 2023 for China.

Market participants have been penal and valuations in China now look extremely low in our view. We remain underweight with respect to China in the Fund, with underlying holdings that look very different to those in the Fund's benchmark. To be clear, we believe we have been correct in being underweight China. We've been challenging our contrarian instincts regularly, and we continue to balance our constructive views on a range of companies with the more challenging market context.

Towards the end of 2023, the US Federal Reserve indicated that, as US inflation data had improved, it could stop increasing interest rates and is now signaling that interest rates will come down. This has potentially meaningful implications for growth assets. However, as emerging markets investors, we are equally, if not more interested, in the implications for the strength of the US Dollar.

The traditional market commentary suggests that a strong dollar is bad for EM. We've been exploring the view that we might be reaching an important confluence of factors such that the dollar influence on EM is actually declining. Firstly, EM to EM trade is increasing (the share of EM-to-EM exports in total EM exports is now approaching half), secondly: barriers are being put in place as the West tries to remove China from supply chains and from some of its end markets, and thirdly: Foreign Direct Investment into China has plummeted. As such, we remain open to the idea of a meaningful reduction in USD trade dependency and USD based capital and infrastructure spending in many emerging markets. The bull case is that this leads to less volatile economic cycles, and thus higher asset valuations, for major Emerging Markets in the future.

When compared to 2022, we have seen the return of a stronger link between operational performance of companies and returns to their investors in 2023. As stock pickers, this is very welcome.

Comparing MercadoLibre, the e-commerce and payments business, to First Quantum Minerals (FQM) the copper miner, puts this into perspective. The former is a top contributor to 2023 performance and is one of the few ecommerce companies anywhere in the world that has kept up such strong operating performance before, during, and after COVID-19 lockdowns. Net revenue growth is 40% year over year ($) as of its latest results. On the contrary, FQM has run into real issues in a dispute with the government over the operations at its Panamanian copper mine. In our view, this is a vital asset: the company has spent close to US$10bn on it and the mine produces around 5% of Panama's GDP. It is the government's largest source of revenue after the Panama Canal. The mine accounts for approximately 2% of global copper. We've spoken to the company recently and unfortunately don't expect any resolution before the Panamanian elections in April. It's deeply frustrating. However, the company appears to have the finances to see them through the year, and, in our opinion, this remains a hugely valuable asset if they can resolve the dispute. Indeed, we believe it is now an asset that is potentially very undervalued. We will be patient for the time being.

Elsewhere it has been pleasing to see a strong rebound from the semiconductor companies in the portfolio, with TSMC, Samsung Electronics and SK Hynix, making strong contributions over the fourth quarter and the full year. Customers have been working through their excess inventory and the outlook for orders appears to be picking up. We have been encouraged by ongoing high levels of investment by the Fund's semiconductor holdings, even through more challenging cyclical conditions. SK Hynix has tripled its Research & Development spend since 2015. It has benefitted more recently from being a key supplier of High Bandwidth Memory, which is critical for use in artificial intelligence servers, and has seen strong orders from NVIDIA to ensure delivery in 2024.

China was weak for much of the year, as highlighted above. China Merchants Bank, Li Ning and Ping An Insurance are examples holdings that have seen their share prices decline amidst the wider negative sentiment on China. Looking at Ping An Insurance, we have been debating the merits of this position. On the one hand, it

Management Discussion (unaudited)

Annual Report December 31, 2023

retains a strong brand presence in Chinese insurance, competing against poor state-run peers. The structural drivers remain in place for the insurance market, with a lack of a social security net and rising middle class incomes over the long term. On the other hand, we are noticing a change in tone from the government towards the private financial sector and are wary of a possible increase in regulatory pressure, with some of the excesses being taken out of the system. We continue to debate whether we should expect more 'national service' for the likes of Ping An.

Whilst we spend most of our time analyzing individual companies, in much of our commentary over the last year or so, we've highlighted the way that EM as a whole responded to the pandemic and its after effects, without massive stimulus. EM hasn't had the inflation pressures we've seen in much of the developed world. As such, interest rates continued to rise in Developed Markets during 2023, whilst they didn't in most Emerging Markets.

We have been drawn to the argument that as the macro conditions in EM have improved relative to their developed peers in recent years, the 'safe havens' of the world may be changing. We watched with interest in November, when US Treasury Yields (5 year) pushed higher than the 5 year yield on investment-grade sovereign emerging market debt. It's tempting to form any forward-looking view purely by continuing this macro thinking, not least because elections will occur in 2024 in countries which represent over half of the MSCI Emerging Markets weight. Of course, the macro environment is important, but it's critical that this does not dominate our thinking.

We will hit our 30-year anniversary of managing Global Emerging Markets portfolios this year. The evidence over time clearly shows that stock selection has been the key driver of long-term returns for our investment approach. We will continue to spend the majority of our time focused on companies. To that end, we're extremely enthusiastic about the number of opportunities available, across a wide range of countries and sectors.

Investment Strategies used to manage the Fund

We are long-term, active growth investors and invest in companies that we believe have substantial long term growth prospects. To do so, we look for businesses that enjoy sustainable competitive advantages and that we believe will grow their earnings significantly faster than the market average. As emerging markets investors, we operate in a different opportunity set to global or developed market investors: economic and industrial cycles are often shorter or sharper and information is frequently incomplete. We have significant experience in dealing with these challenges, which require a greater focus on future change rather than the present reality. Our approach results in a committed portfolio which will frequently look very different than its benchmark. In the pursuit of superior performance over the long-term, we are happy to accept volatility around an index in the short term.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Accton Technology Corp., Delhivery Ltd., Fabrinet, Fomento Economico Mexicano SAB de CV ADR, Kweichow Moutai Co., SCB X PCL, Silergy Corp., WNS Holdings Ltd.

Complete Sales:

Contemporary Amperex Technology Co., Doosan Bobcat, Geely Automobile Holdings Ltd., LG Chem Ltd., Meituan, Ozon Holdings PLC ADR, Piramal Enterprises Ltd., Piramal Pharma Ltd., StoneCo Ltd.

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford Emerging Markets Equities Fund Class 2	14.32%	4.86%	4.57%	10.91%	03/02/15
Baillie Gifford Emerging Markets Equities Fund Class 3	14.40%	4.93%	4.63%	10.98%	03/31/16
Baillie Gifford Emerging Markets Equities Fund Class 4(a)	14.43%	4.96%	4.66%	11.00%	07/14/23
Baillie Gifford Emerging Markets Equities Fund Class 5(b)	14.48%	5.01%	4.71%	11.02%	04/04/03
Baillie Gifford Emerging Markets Equities Fund Class K(c)	14.30%	4.85%	4.55%	10.90%	04/28/17
Baillie Gifford Emerging Markets Equities Fund Institutional Class(c)	14.21%	4.76%	4.45%	10.77%	04/28/17
MSCI Emerging Markets Index	10.27%	4.08%	3.05%	9.40%	04/04/03

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

(a)  Returns for Class 4 shares are based on actual performance from July 14, 2023. Prior to that date, returns are calculated based on Class 5 shares from January 1, 2015, adjusted to reflect the differences in share class fees. Prior to January 1, 2015, returns are calculated based on the shares previously designated as Class 3 shares, prior to conversion to Class 5 shares. Class 4 had no shareholders from April 13, 2023 to July 13, 2023.

(b)  Effective January 1, 2015, the share class structure of Baillie Gifford Emerging Markets Equities Fund was changed, and shares previously designated as Class 3 shares were converted to Class 5 shares. The performance information provided for Class 5 reflects the performance for Class 3 for periods prior to January 1, 2015. Class 3 shares were subject to a higher shareholder service fee than Class 5 shares, and no adjustment has been made to the performance information shown for Class 5 to reflect its different expense structure.

(c)  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 5 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford Emerging Markets ex China Fund

Market Conditions and Review of Performance during 2023

It was a strong year for returns for the Fund. Investors in Brazil, Mexico, India, Taiwan, and South Korea all enjoyed strong absolute returns, with some of the smaller markets more subdued. Towards the end of 2023, the US Federal Reserve indicated that, as US inflation data had improved, it could stop increasing interest rates and is now signaling that interest rates will come down. This has potentially meaningful implications for growth assets generally, though for Emerging Markets, the strength of the dollar is also important.

The dollar has essentially been on an upward trajectory against other currencies since the Global Financial Crisis. It's been suggested in financial commentary for many years that a strong dollar is bad for Emerging Markets, as many of these countries are traditionally linked with an over-reliance on dollar financing. The dollar trajectory is likely to continue to impact market sentiment towards Emerging Markets, but there is a question of whether its influence is in fact waning in some cases and what the implications of this might be.

Over the years, some of the Emerging Markets have found themselves with reputations as export titans, with 'the West' being key beneficiaries of the low-cost goods and services on offer. But since the turn of the millennium, more and more of the exports from Emerging Markets have been making their way to other Emerging Markets. The share of EM-to-EM exports in total EM exports is now approaching half. At the same time as this trend has steadily gained momentum, trade relations between China and the West have soured.

This greater intra-EM trade is happening while increasing technical, regulatory, and cultural barriers are being put in place, as the West tries to remove China from supply chains and from some of its end markets. However, as this splintering occurs, trade doesn't just freeze up. Rather, it naturally needs to find other economic routes. We must then think through the potentially significant implications of this for the likes of Indonesia, Brazil or India, alongside other major dollar trade barriers, such as sanctions against Russia.

Otherwise, the macro-outlook over the past year and the broad economic picture hasn't changed much. We believe inflation is well controlled and interest rates are starting to fall. Fiscally, governments in the large Emerging Market countries appear to be in good shape and the growth outlook remains encouraging, especially compared to West. As ever there is much to watch, not least because elections will occur in 2024 in countries which represent well over half of the MSCI Emerging Market ex China index weight. Nonetheless, the economic backdrop for long term stock picking is a favorable one.

Baillie Gifford will hit a 30-year anniversary of managing Global Emerging Markets (GEM) portfolios this year. The evidence over time clearly shows that stock selection has been the main driver of long-term returns for our investment approach. To this end, the focus will continue to be on companies. Encouragingly, there appear a number of opportunities available, across a wide range of countries and sectors.

One could be forgiven for an attempt to summarize the performance pattern for the last year along the lines of: "a policy driven market in which Emerging Markets 'value' outperformed 'growth.'" Whilst this is of course partially true, it understates the reality because, especially when compared to 2022, there has been a return of a stronger link between operational performance of companies and returns to their investors. As stock pickers, this is very welcome.

Comparing MercadoLibre, the ecommerce and payments business, to First Quantum Minerals (FQM), the copper miner, puts this into perspective. The former is a top contributor to 2023 performance and is one of the few ecommerce companies anywhere in the world that has kept up strong operating performance before, during, and after COVID-19 lockdowns. Net revenue growth was 40% year over year as of its latest results. In contrast, FQM has run into a dispute with the government over the operations at its Panamanian copper mine. In our view, this is a vital asset: the company has spent close to US$10bn on it and the mine produces around 5% of Panama's GDP. It is the government's largest source of revenue after the Panama Canal. We've spoken to the company recently and unfortunately don't expect any resolution before the Panamanian elections in April. It is deeply frustrating. However, the company appears to have the finances to see them through the year and, in our opinion, this remains a hugely valuable asset if they can resolve the dispute. Indeed, we believe it is now an asset that is potentially very undervalued. We will be patient for the time being.

Other detractors included SEA Ltd, the ASEAN consumer internet company, which operates in three segments: gaming, e-commerce, and financial services. SEA's strategy has been to recycle cashflows from the more

Management Discussion (unaudited)

Annual Report December 31, 2023

mature gaming segment to the earlier stage e-commerce and financial technology opportunities. In a higher interest rate environment, the market's focus shifted away from companies investing for the future, and SEA's share price has suffered as a result. In the most recent results, management re-emphasized the focus on long-term profitability, which means that patience will be required through some short-term share price volatility. Other detractors included HDFC Bank in India, which is the result of a mega merger this year between parent Housing Development Housing Corporation and its subsidiary HDFC Bank. The deal has raised uncertainty with some market participants. Oil and Gas company PTTEP in Thailand also detracted from performance over the year as a delay in a project in Mozambique and diversification into a Scottish wind farm asset raised some short-term concerns towards the year end.

Elsewhere, it has been pleasing to see a strong rebound from the semiconductor companies in the portfolio, with TSMC, Mediatek and SK Hynix, making strong contributions over the full year. Customers have been working through their excess inventory and the outlook for orders appears to be picking up. We have been encouraged by ongoing high levels of investment by the Fund's semiconductor holdings, even through more challenging cyclical conditions. SK Hynix has tripled its research and development spend since 2015. It has benefitted more recently from being a key supplier of High Bandwidth Memory, which is critical for use in artificial intelligence servers, and has seen strong orders from NVIDIA to ensure delivery in 2024. In the same sector, Silergy, a stock we had previously increased the Fund's position in when its share price was compressed, was a notable strong performer in the fourth quarter.

In India, market valuations for a number of the midcaps in particular have reached eyewatering levels. Money has flowed rapidly into the Indian market. We recently asked our investment team whether a modest underweight to the 'best long term story in EM' is really suitable for GEM portfolios, to which the response was, '...just remember we are investing in companies, not stories.' Good point, well made. We've watched with interest as private equity and promoters have been selling Indian equities again.

The level of relative performance that has been achieved in 2023, despite value outperforming growth, is encouraging but in truth, not a surprise given that we are agnostic to the sources of earnings growth. While some of the Fund's largest holdings, the likes of Petrobras in Brazil, HDFC Bank and Reliance Industries in India, and

Samsung Electronics in Korea are amongst the top 10 constituents of the MSCI Emerging Markets Value Index, we expect to see a significant level of profit growth from them over the coming years. Indeed, we'd suggest that remaining open minded to where hard currency earnings growth might come from, irrespective of sector or geography, has been a key tenet of our investment success over the last three decades. And happily, as you can see from the shape of your portfolio currently, we are finding growth well above our hurdle rates across a pleasingly diverse range of countries and industries right now.

Investment Strategies used to manage the Fund

We are long-term, active growth investors and invest in companies that we believe have the most substantial long term growth prospects. To do so, we look for businesses that enjoy sustainable competitive advantages and that we believe will grow their earnings significantly faster than the market average. As emerging markets investors, we operate in a different opportunity set to global or developed market investors: economic and industrial cycles are often shorter or sharper and information is frequently incomplete. We have significant experience in dealing with these challenges, which require a greater focus on future change rather than the present reality. Our approach results in a committed portfolio which will frequently look very different than its benchmark. In the pursuit of superior performance over the long-term, we are happy to accept volatility around an index in the short term.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Accton Technology Corp., Fabrinet, Fomento Economico Mexicano SAB de CV ADR, Raia Drogasil SA, Remgro Ltd., SCB X PCL, Tech Mahindra Ltd., Ultratech Cement Ltd., WEG SA, WNS Holdings Ltd. ADR

Complete Sales:

dLocal Ltd., Doosan Bobcat, Infosys Ltd. ADR, LG Chem Ltd., Merida Industries Co., Ozon Holdings PLC ADR, Vale Indonesia Tbk PT, Vale SA ADR

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford Emerging Markets ex China Fund Class K	23.87%	(3.55)%	12/28/21
Baillie Gifford Emerging Markets ex China Institutional Class	23.87%	(3.55)%	12/28/21
MSCI Emerging Markets ex China Index	20.62%	(0.99)%	12/28/21

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford Global Alpha Equities Fund

Market Conditions and Review of Performance during 2023

Global stock markets made a strong comeback in 2023, recovering the loss sustained in 2022. Breakthroughs in artificial intelligence earlier in the year restored a sense of optimism, and the widely forecast recession failed to materialize. Meanwhile, inflationary pressures subsided, and the US Federal Reserve's rate tightening cycle was put on hold. In the latter part of the year, the market looked forward to pricing-in interest rate cuts next year rather than increases.

Over the year, the MSCI ACWI Index returned 22.81%, while the Fund returned 19.69% for Class 3 shares. The headline number masked an unusually narrow market recovery, whereby a handful of the largest technology-led firms (now referred to as the 'Magnificent Seven') accounted for much of the market's rise.

Nevertheless, there were numerous bright spots across the portfolio last year; many companies met or exceeded market expectations, delivering strong operational results. Building materials companies CRH and Martin Marietta were able to maintain price increases for their products and supplies even as inflation fell. At the same time, demand in key end markets such as infrastructure remained strong. In a similar vein, Ryanair, Europe's leading low-cost airline, was able to fill its fleet of aircraft with vacation goers eager to make up for lost time during the pandemic. Ryanair made key strategic decisions through the pandemic that led to capacity gains, meaning they were in a stronger position to take advantage of the booming demand than other airlines.

In the Fund's disruptor profile, many of the companies that were strongly out of favor in 2022 were rewarded in share price terms for adapting their businesses to the current environment. Companies shifted focus from 'growth-at-all-costs' towards increasing or pulling forward profitability. The likes of Meta, Shopify and DoorDash showcased strong execution and cost discipline which, combined with a reacceleration in growth, was positively received by the market.

Despite many companies displaying strong operational strength, there were areas of disappointment. In the first quarter of 2023, a regional banking crisis precipitated by Silicon Valley Bank caused turmoil across the financial sector. The Fund had an investment in one of the banks caught up in the crisis, New York-based Signature Bank, which was taken into receivership. The events show how sharp changes in monetary policy can expose fragility in certain business models.

In healthcare, we were reminded that our investment horizon can sometimes be greatly out of sync with the market. 2022's top contributor for the Fund, Elevance Health, was among the bottom contributors in 2023. This was despite no real change in the operational performance of the business which continues to execute well as the company expands its healthcare service offering Carelon to its members. It remains one of the largest holdings in the Fund after a modest addition in the fourth quarter.

A greater divergence in view from the market is apparent for Moderna. We see a leading-edge biopharmaceutical company with proven expertise in Messenger Ribonucleic Acid (mRNA) therapies. Yet, while the market obsesses over near-term sales projections for the company's COVID-19 vaccine, it appears blind to the continued broadening of Moderna's pipeline into other respiratory viruses, cancer and rare diseases.

It has been a bruising couple of years performance-wise. But beneath the difficult headline numbers resides a portfolio that we believe is in robust health. In our opinion, the data shows that this is a portfolio of increasingly superior quality, operational flexibility and expected earnings growth. We have high conviction that the Fund's strong historic track record will restore itself in due course. Our investment horizon is five years, and we believe that that clients' patience will be rewarded in the years ahead.

Investment Strategies used to manage the Fund

We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. Our research typically includes analysis of industry background, competitive advantage, management attitudes, financial strength, and valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Advanced Drainage Systems, Advanced Micro Devices, ASM International NV, Block Inc., Contemporary

Management Discussion (unaudited)

Annual Report December 31, 2023

Amperex Technology Co., Comfort Systems USA, Floor & Décor Holdings, LVMH Moet Hennessy Louis Vuitton SE, Nippon Paint Holdings Co., NVIDIA Corp., PDD Holdings, Samsung Electronics Co., Sartorius Stedim Biotech, Pool Corp., Signature Bank, Texas Instruments Inc., YETI Holdings

Complete Sales:

Axon Enterprise, Booking Holdings, Chegg, Denso Corp., Deutsche Boerse AG, Farfetch Ltd., IAC, Illumina, Meituan, Rio Tinto PLC, Signature Bank, Twilio, Wizz Air Holdongs PLC

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford Global Alpha Equities Fund Class 2(a)	19.61%	10.53%	8.41%	10.56%	01/06/13
Baillie Gifford Global Alpha Equities Fund Class 3	19.69%	10.61%	8.49%	10.64%	11/15/11
Baillie Gifford Global Alpha Equities Fund Class 4(b)	19.73%	10.64%	8.51%	10.65%	07/10/17
Baillie Gifford Global Alpha Equities Fund Class K(c)	19.65%	10.53%	8.42%	10.56%	04/28/17
Baillie Gifford Global Alpha Equities Fund Institutional Class(c)	19.50%	10.46%	8.33%	10.46%	04/28/17
MSCI ACWI Index	22.81%	12.28%	8.48%	10.12%	11/15/11

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

(a)  Returns for Class 2 shares are based on actual performance from January 6, 2013. Prior to that date returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

(b)  Returns for Class 4 shares are based on actual performance from July 10, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

(c)  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 3 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford Health Innovation Equities Fund

Market Conditions and Review of Performance during 2023

In 2023, the stock prices of innovative healthcare companies suffered due to a combination of headwinds to the sector, in addition to the uncertain macroeconomic environment that hit growth stocks. These headwinds included a tougher funding environment for biotechnology companies, tightening budgets for healthcare systems, and weakness across life sciences more broadly. Additionally, the potential impact of Novo Nordisk and Eli Lilly's obesity drugs, where widespread adoption could improve general health and reduce the need for a number of medical treatments, weighed on the stock prices of many healthcare companies. In this environment, we saw a divergence of outcomes across the sector, with the high-growth companies we look to invest in experiencing stock price weakness and any negative news punished harshly. For these reasons, despite a recovery in performance in the last quarter of the year, the Class K shares delivered a (11.72)% return in 2023 compared to 22.81% for the MSCI ACWI Index.

The patience that the Fund investors have shown after the Fund's poor performance is greatly appreciated. We understand that it has been difficult. However, we have never been more excited about the revolution underway in human health and the opportunity to identify the outliers driving it. With advancements in new drug types, diagnostics, surgical devices, and medical software, we believe that innovation will unlock progress and drive returns over the long term as fundamentals become less obscured by market uncertainty. These underlying fundamentals remain strong as the portfolio continues to deliver long-term sales and earnings growth higher than the average across all companies that make up the index, yet valuations remain depressed. With early signs that sentiment is improving, we're optimistic for the future ahead.

Moderna and Genmab were among the biggest detractors to relative performance in 2023. Moderna's stock price has fallen significantly in 2023 due to weak COVID-19 vaccine sales and manufacturing adjustments as it scales back capacity. However, its combination vaccines could materially increase uptake, and we believe that its respiratory syncytial virus (RSV) vaccine is superior to competitors in what is approximately a $9bn market. With its personalized cancer and cytomegalovirus virus vaccines in development, the company could have at least five products on the market in the next three years, and benefits from a strong balance sheet to support its broad pipeline. We believe that our view of Moderna today is in stark contrast to that of the market, with several positive catalysts ahead in 2024.

Genmab has underperformed the benchmark this year after its stock price fell sharply in October due to sales of its blood cancer drug, DARZALEX, marginally missing estimates. In addition, the results of its lung cancer drug RYBREVANT were not as strong as hoped compared to the existing standard of care. However, we believe Genmab's antibody expertise, existing partnerships, and broad pipeline have set a foundation for future success. The company's recent partnership with BioNTech marries antibody engineering and oncology expertise to create valuable new antibody drug candidates. There have also been early signs of more commercial success, for example, with the launch of EPKINLY this year in the US, the EU and Japan, which treats blood cancer of the lymphatic system.

Last year's top relative performance contributors include 10X Genomics (10X) and Exact Sciences. 10X Genomics continued to expand the adoption of its tools and services in 2023 and was rewarded with strong stock price performance. 10X products allow its customers to analyse biology at a molecular level and enable scientists to understand how individual cells act and behave within the body. Demand for genomic tools has been weak across the sector in 2023, driven by tightening research budgets and uncertainty. Despite this, 10X announced guidance revenue growth for the full year 2023 of 18-21% and has seen rapid uptake of its Xenium spatial biology product, aiming to establish a leadership position in this emerging field. 10X's opportunity is expanding as its tools are increasingly being used beyond scientific research and are now making significant inroads into clinics.

Exact Sciences, which develops several tests to diagnose and treat cancer, had an excellent year in 2023. For its core product Cologuard, a simple stool test to screen for colorectal cancer, Exact has now completed over 13m tests and, as of the third quarter, has grown at over 30% year-on-year. Its scale is now pushing it closer to consistent profitability. With 60 million unscreened Americans in the US and an improved Cologuard 2.0 test set to be launched in 2024, the company is well positioned, even without considering the potential for the multi-cancer early detection blood test it has in development, due to start clinical trials next year.

Management Discussion (unaudited)

Annual Report December 31, 2023

Investment Strategies used to manage the Fund

The Fund seeks to meet its objective by investing primarily in companies that we believe have the potential to bring substantial improvements in human health and healthcare systems.

We aim to find companies that are driving innovation across the full value chain of human health, categorized into five 'buckets': (i) understanding of diseases, (ii) diagnostic healthcare tools, (iii) treatment for disease, (iv) prevention of diseases, and (v) operational efficiency in the healthcare industry.

We employ a bottom-up stock-picking approach that seeks to make long-term investments in well-managed healthcare businesses with genuine and sustainable competitive advantages. We believe these companies will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we conduct fundamental research focused on: (i) the opportunity for it to deliver superior returns; (ii) its ability to execute on that opportunity; and (iii) the current valuation. Inputs into this research normally include its competitive advantage, culture, management approach, financial strength and environmental, social, and governance characteristics.

The Fund is a non-diversified fund as we concentrate our investments in healthcare and healthcare-related industries. We reserve the flexibility to use the Fund's position as a shareholder to guide companies in the portfolio to resist excessive focus on shorter-term returns over the goal of delivering longer-term outcomes for both investors and society.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

None

Complete Sales:

Butterfly Network, Oscar Health, Berkeley Lights

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford Health Innovation Equities Fund Class K	(11.72)%	(22.78)%	12/28/21
Baillie Gifford Health Innovation Equities Fund Institutional Class	(11.87)%	(22.84)%	12/28/21
MSCI ACWI Index	22.81%	0.31%	12/28/21
MSCI ACWI Health Care Index	4.08%	(0.78)%	12/28/21

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford International Alpha Fund

Market Conditions and Review of Performance during 2023

Although international equities generally performed strongly, recouping most of their losses from 2022, it was anything but a smooth ride, particularly for growth stocks. Higher-quality businesses, with stronger fundamentals, outperformed during the first quarter of the year, and it appeared as though the wind was changing. A normalization of supply chains helped many of the Fund's holdings get back on track; whilst the fragilities of what we perceive to be lower-quality companies, notably banks, were exposed. During the third quarter, some unexpectedly stubborn inflation data caused interest rate expectations to jump, grabbing the attention of investors, and reversing share price moves from earlier in the year.

Towards the end of the year, a clear picture then emerged that inflation was slowing, leading central banks across the developed world to turn more dovish, and to begin to signal an end to interest rate tightening. Sentiment shifted dramatically and growth stocks rebounded.

In this context, the Fund outperformed its benchmark in 2023.

The top contributors to performance include MercadoLibre, Ryanair and CRH.

MercadoLibre is a leading Latin American e-commerce and digital platform business. The company recently surpassed 100 million monthly active e-commerce users for the first time, and the firm recently opened its first regional fulfilment center in Rio de Janeiro, which should allow it to increase its same-day shipping footprint. While the stock price may fluctuate from quarter to quarter, operational performance has been remarkably consistent, and we believe it is well-positioned to deliver structural growth in the long term.

One of Europe's largest airlines, Ryanair, has performed well after emerging from the COVID-19 pandemic and has taken significant market share. Their recent results were strong, with revenues rising by 30% year-on-year, driven by higher fares and passenger volumes. Management also announced plans to pay out 25% of profit after tax through dividends in the future, a sign of confidence that was taken well by the market. We believe Ryanair is uniquely positioned as one of Europe's lowest-cost airlines and should continue to take market share for many years.

The detractors to performance included AIA and Shiseido. A common thread was sentiment towards Chinese holdings and those facing into Chinese demand after China's economy did not bounce back as many expected.

AIA is an Asian life insurer. The business has fallen victim to the sentiment around the Chinese economy in 2023, and the share price has diverged from fundamentals during the period. Recent results have been solid, with new business growth up 35% year-on-year. At the same time, management remains stable, and we believe the business is set up for long-term success. We are confident in AIA's position as a high-quality insurance business, which is well-placed to benefit from the structural growth offered by insurance in Asia.

Shiseido, the luxury Japanese cosmetics manufacturer, has been experiencing weak operational results, with sales still below pre-COVID-19 levels. As a result, the new CEO has announced an urgent restructuring plan to reduce costs and improve operational efficiencies. Despite the slower-than-expected recovery from COVID-19 and delayed rebound of tourism in Japan, we remain optimistic about Shiseido's long-term growth potential. We believe the company's focus on high-end skincare and skew to the Asian market is particularly appealing and has the potential to generate higher margins in the future.

Investment Strategies used to manage the Fund

The investment strategy remains unchanged. The Fund invests in growth stocks based on bottom-up company analysis. Our research typically includes analysis of industry opportunity, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from the market. We think that the market, in general, is too short-term and inward-looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. We believe our patient investment approach, and reputation as a long-term investor, allows us to develop much deeper relationships with management teams and have more meaningful conversations with company leaders.

Management Discussion (unaudited)

Annual Report December 31, 2023

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New buys:

Technoprobe SpA, Nihon M&A Centre Holdings, Recruit Holdings Co., HDFC Bank Ltd., Silergy Corp.,

Reliance Industries Ltd., Demant A/S, Kweichow Moutai Co., LVMH Moet Hennessy Louis Vuitton SE

Complete Sales:

Kuehne + Nagel International AG, Ritchie Bros., Just Eat Takeaway, Cochlear Ltd., Futu Holdings Ltd., Japan Exchange Group, HK Exchanges & Clearing Ltd.

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Alpha Fund Class 2	18.72%	7.06%	4.72%	4.63%	02/07/08
Baillie Gifford International Alpha Fund Class 3(a)	18.80%	7.13%	4.80%	4.87%	09/01/10
Baillie Gifford International Alpha Fund Class 4(b)	18.83%	7.16%	4.79%	4.67%	07/10/17
Baillie Gifford International Alpha Fund Class 5(c)	18.89%	7.22%	4.88%	4.73%	04/07/14
Baillie Gifford International Alpha Fund Class K(d)	18.76%	7.06%	4.73%	4.63%	04/28/17
Baillie Gifford International Alpha Fund Institutional Class(d)	18.60%	6.98%	4.67%	4.55%	04/28/17
MSCI ACWI ex USA Index	16.21%	7.60%	4.32%	3.70%	02/07/08

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

(a)  Returns for Class 3 shares are based on actual performance from September 1, 2010. Prior to that date returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

(b)  Returns for Class 4 shares are based on actual performance from July 10, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

(c)  Returns for Class 5 shares are based on actual performance from April 7, 2014. Prior to that date returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

(d)  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford International Concentrated Growth Equities Fund

Market Conditions and Review of Performance during 2023

2023 provided a turbulent environment for equity investors. Markets were whipsawed by China's reopening, United States regional banking turmoil, the euphoria surrounding advances in artificial intelligence, war in the Middle East, and surprisingly dynamic moves in bond yields. Tensions between the United States and China intensified over the year, creating a more ambiguous environment for companies dependent on both markets.

Continuing interest rate increases have pushed investors towards proven and profitable assets that offer predictability. We are skeptical that this approach provides the best long-term rewards, given the inherent uncertainty of the future and the structural changes we see emerging.

Considering this context, we have adhered to our philosophy and process, focusing on businesses with the potential to deliver exceptional growth over the long term. We seek to hold 20-35 of the exceptional growing companies in international markets. In line with our investment philosophy, portfolio turnover remains low.

Rapidly growing companies often have the most volatile share prices. So, we will undoubtedly face challenging periods of performance. Still, we are grateful for the support of long-term shareholders, enabling us to capitalize on the transformative opportunities that lie ahead. In 2023, the Fund underperformed its benchmark with a return of 14.92% for Class K shares versus a benchmark return of 16.21% for the MSCI ACWI ex USA Index.

The most significant positive contributor to performance was MercadoLibre, which operates an e-commerce platform and provides financial services across Latin America. According to World Data Lab, 113 million people are projected to enter the global consumer middle class in 2024, which we think presents a tremendous opportunity for companies in the areas where this growth is projected. Steered by a what we believe to be a world-class management team, MercadoLibre continued progressing despite a challenging operating environment in 2023. The market responded favorably to the impressive growth in its e-commerce and financial technology segments, and we believe there is significant potential for further expansion given the low penetration rates of e-commerce and financial services in the region.

The increasing prominence of generative artificial intelligence (AI), fueled by the arrival of ChatGPT and the like, positively impacted NVIDIA's financial performance and share price in 2023. Demand from data centers continued to significantly outpace the supply of NVIDIA's graphics processing unit chips, which were initially designed for use in gaming. Management now has demand visibility well into the coming year and expects to be able to increase supply each quarter through 2024. We believe that this supply and demand imbalance is likely to abate at some point, and NVIDIA's share price is likely to be volatile if this happens. We understand this and take a long-term view. In our opinion, NVIDIA is well placed to continue benefiting from and is indeed helping to drive advances in AI.

Another top contributor was the music streaming platform Spotify. In 2022, the company was among the Fund's largest detractors but was a leading contributor in 2023. Following a period of high operational expenditure, management significantly reduced Spotify's workforce as they pivoted to focus on operating efficiency in response to capital scarcity. Free cash flow was boosted by its measures to rein in costs. More impressively, this did not come at the expense of user growth, as increases in monthly active users, paid subscribers, and advertising revenues continued to be strong. In the third quarter of 2023, Spotify reported its first operating profit in two  years.

The detractors over the year each faced idiosyncratic challenges, but generally, the preference for certainty in markets weighed on the share prices of companies whose earnings lie further in the future, as well as our healthcare holdings and those exposed to the lasting consequences of lockdowns in Asia.

Among the companies detracting from performance over the year was Meituan, the one-stop super app for Chinese consumers. Early results in 2023 were, in fact, better than the market anticipated following the end of lockdowns, resulting in a rebound of travel and hotel demand in China. Similarly, its product Instashopping offering saw a substantial recovery of orders and continued to gain high-growth traction at the beginning of the year. However, concerns about increasing competition in the food delivery market and the regulatory environment in China weighed on its share price. In recent months, management set expectations that growth in order volume would likely slow toward the end of the year due to current Chinese consumer spending patterns. Despite this, our conviction in Meituan's long-term potential remains high. We believe the company can capitalize on significant

Management Discussion (unaudited)

Annual Report December 31, 2023

growth opportunities in multiple e-commerce channels, as, in 2023, management continued investing in innovation and growth, and operational progress was strong.

Moderna is a leading player in messenger ribonucleic acid (mRNA) therapeutics, probably best known for its successful development of the COVID-19 vaccine. It was among the top detractors in 2023 as the market struggled to look beyond Moderna's impressive first act. We believe its recent financial performance didn't offer much insight into the company's prospects. Management recently provided long-term guidance of between $10-15bn in revenues from its oncology, rare and latent disease pipeline over the next ten years. This was in addition to six major vaccine launches within its respiratory franchise and expectations of $8-15bn annual sales by 2027. In the last quarter of 2023, the company announced positive data from a trial of Moderna's mRNA-4157 in combination with the cancer drug Keytruda in patients with high-risk skin cancer. After about three years, the combination reduced the risk of recurrence or death by 49% and the risk of distant metastasis or death by 62%, compared with Keytruda alone.

Finally, Delivery Hero, the German company that operates online food delivery services in over 70 countries, was a detractor last year. Its share price was hit at the beginning of 2023 as results failed to meet market expectations, and growth in its Asia segments suffered because of reopening post-pandemic. The market was also concerned about the rate at which the company was burning free cash flow and its ability to maintain profitability. In 2023, management confirmed that they were exploring the disposal of its Foodpanda business in some Southeast Asian countries and pivoted to focus on profitability over growth. The company also focused on improving its capital structure and liquidity position. We believe exiting these loss-making regions was sensible, and expanding in markets maturing profitably for Delivery Hero, like Korea and the Middle East, would bolster the company's long-term prospects.

Investment Strategies used to manage the Fund

The Fund invests in growth stocks based on bottom-up company analysis. In determining a company's potential, we conduct a process of Idea Generation, Initial Research, Investment Decision and Ownership. Within Initial Research, we consider questions on exceptional growth potential, durable edge, stewardship, financial strength, and perspective. We think that the market, in general, is too short-term and inward-looking. Our ability to add value is derived from having a much longer time horizon, from being concentrated, from seeking to take advantage of asymmetric returns, and from our differentiated sources of information. When formulating an investment opinion, we prefer to listen to alternative voices such as industry experts, academics, visionary management, and unlisted companies.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

BioNTech SE ADR, Coupang, PDD Holdings, Solaredge Technologies, Wise PLC

Complete Sales:

Alibaba Group Holding Ltd., Illumina

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Concentrated Growth Equities Fund Class K	14.92%	14.93%	9.76%	12/14/17
Baillie Gifford International Concentrated Growth Equities Fund Institutional Class	14.75%	14.86%	9.63%	12/14/17
MSCI ACWI ex USA Index	16.21%	7.60%	4.07%	12/14/17

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford International Growth Fund

Market Conditions and Review of Performance during 2023

2023 provided a turbulent environment for equity investors. Markets were whipsawed by China's reopening, United States regional banking turmoil, the euphoria surrounding advances in artificial intelligence, war in the Middle East, and surprisingly dynamic moves in bond yields. Tensions between the United States and China intensified over the year, creating a more ambiguous environment for companies dependent on both markets.

Continuing interest rate increases have pushed investors towards proven and profitable assets that offer predictability. We are skeptical that this approach provides the best long-term rewards, given the inherent uncertainty of the future and the structural changes we see emerging.

Throughout all this, we remain focused on identifying opportunities in the rapidly changing global economy. We are committed to maintaining a high active share, keeping portfolio turnover similar to last year, and focusing on company fundamentals. We continue to develop broad and deep knowledge networks and engage with diverse sources to enhance our ability to form differentiated views to deliver returns for shareholders. We will undoubtedly face challenging periods, but we are grateful for the support of long-term shareholders, enabling us to capitalize on the transformative opportunities that lie ahead. In 2023, the Fund underperformed its benchmark with a return of 14.31% for Class 2 shares versus a benchmark return of 16.21% for the MSCI ACWI ex USA Index.

The positive contributors to performance were companies sharing strong cultures and management teams capable of adapting intelligently to changing and uncertain circumstances.

Spotify is an excellent example of this. In 2022, the company was among the Fund's largest detractors but was the top contributor in 2023. Following a period of high operational expenditure, management made a 17% reduction to Spotify's workforce as they pivoted to focus on operating efficiency in response to capital scarcity. In the third quarter of 2023, Spotify reported its first operating profit in two years. Free cash flow has been boosted by its measures to rein in costs. More impressively, this has not come at the expense of user growth. Growth in monthly active users, paid subscribers, and advertising revenues continues to be strong and ahead of the company's forecasts.

Another top contributor was MercadoLibre, which operates an e-commerce platform and provides financial services across Latin America. According to World Data Lab, 113 million people are projected to enter the global consumer middle class in 2024, which presents a tremendous opportunity for companies in the areas where this growth is projected. Steered by what we believe to be a world-class management team, MercadoLibre continues to progress despite a challenging operating environment. The market responded favorably to the impressive growth in its e-commerce and financial technology segments, and we believe there is significant potential for further expansion given the low penetration rates of e-commerce and financial services in the region.

Ferrari maintains a strategy of deliberate scarcity, ensuring that the supply of its vehicles remains lower than market demand. This helps maintain its cars' exclusivity and value, insulating it somewhat from economic cycles. The market reacted positively to the company's continued operational performance and potential for future growth. Ferrari's order intake now covers all of 2025 and extends into 2026, offering a degree of medium-term predictability favored by the market. It has a clear roadmap for development, with plans to launch 15 new models by 2026 and strengthen its personalization capabilities, which at the end of 2023 represented around 18% of revenue. Its engineers are currently working on incorporating electrification into its product line-up, with plans to launch its first electric vehicle in 2025. Sales of hybrid engine models overtook traditional models for the first time in 2023.

Among the companies detracting from performance over the year, Meituan, the one-stop super app for Chinese consumers, was the largest. Early 2023 results were, in fact, better than the market anticipated following the end of lockdowns, resulting in a rebound in travel and hotel demand in China. Similarly, its product Instashopping offering saw a strong recovery of orders and continued to gain high-growth traction at the beginning of the year. However, concerns about increasing competition in the food delivery market and the regulatory environment in China weighed on its share price. In recent months, management set expectations that growth in order volume would likely slow toward the end of the year due to current Chinese consumer spending patterns. Despite this, our conviction in Meituan's long-term potential remains high. We believe the company can capitalize on significant growth opportunities in multiple e-commerce channels, as, in 2023, management continued investing in innovation and growth, and operational progress was strong.

Management Discussion (unaudited)

Annual Report December 31, 2023

Genmab is a Danish biotech company with a proprietary antibody-based drug development platform. It was featured as a top contributor to performance in 2022. But during 2023, its share price decline reflected a general rotation out of defensive sectors, healthcare in this case. The market also responded negatively to news flow and near-term uncertainty regarding the outcome of specific drug trials in 2023. We believe the investment case remains strong and that Genmab's proprietary pipeline will allow it to enhance its commercial capabilities further. In addition, it showed continued strong growth in recurring revenue, including higher royalty revenues from products like DARZALEX.

Another healthcare company that was among the top detractors was the Japanese online medical platforms operator M3. It reported weak performance from its core pharmaceutical marketing support business owing to cost reductions at foreign pharmaceutical companies over the year. Management guidance was below market consensus, reflecting the drop off in COVID-19-related business and the impact of reinvestment in the business. Given the continued adoption of digital marketing in healthcare and growth in its overseas business, we see strong potential for longer-term growth.

Investment Strategies used to manage the Fund

As active bottom-up stock pickers, our ability to add value is derived from patient ownership of exceptional growth companies. Our investment process is designed to identify a sufficient number of rare businesses and own them in size for the long term. In determining a company's potential, we consider its competitive advantage, culture, management approach and financial strength. We use scenario analysis to explore the scale and probability of different outcomes. We are interested in two types of growth companies: those that can grow very rapidly and those with durable growth prospects. The Fund's exposure to these two types of growth is typically fairly balanced. In each case, we expect a holding to have the potential to grow to multiple times their current size. We look for information outside the financial world to assess an investment case. For instance, we engage with academia, spend time with authors and the management teams of unlisted businesses. Most of all, we pay attention to long-term duration trends to see how the world could be in many years to come and which companies could benefit from these changes.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Atlassian Corp., Prysmian SpA, Shopify, SOITEC, Solaredge Technologies, VAT Group AG

Complete Sales:

Adevinta ASA, Alibaba Group Holding Ltd., Novozymes A/S, Oatly Group AB ADR, Schibsted ASA

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Growth Fund Class 2	14.31%	8.73%	5.31%	5.34%	03/06/08
Baillie Gifford International Growth Fund Class 3(a)	14.39%	8.81%	5.38%	5.41%	04/19/10
Baillie Gifford International Growth Fund Class 4(b)	14.42%	8.84%	5.38%	5.39%	10/10/16
Baillie Gifford International Growth Fund Class 5(c)	14.48%	8.90%	5.46%	5.58%	07/19/12
Baillie Gifford International Growth Fund Class K(d)	14.36%	8.74%	5.31%	5.35%	04/28/17
Baillie Gifford International Growth Fund Institutional Class(d)	14.20%	8.64%	5.21%	5.22%	04/28/17
MSCI ACWI ex USA Index	16.21%	7.85%	4.37%	3.44%	03/06/08
MSCI EAFE Index	18.85%	8.70%	4.78%	3.93%	03/06/08

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

(a)  Returns for Class 3 shares are based on actual performance from April 19, 2010. Prior to that date returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

(b)  Returns for Class 4 shares are based on actual performance from Ocotober 10, 2016. Prior to that date returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

(c)  Returns for Class 5 shares are based on actual performance from July 19, 2012. Prior to that date returns are calculated based on the oldest share class of the Fund and were not adjusted to reflect the differences in class expense due to the fees being lower.

(d)  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on theoldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford International Smaller Companies Fund

Market Conditions and Review of Performance during 2023

During 2023, the Fund returned 13.41% for Class K shares compared to the MSCI ACWI ex USA Small Cap Index return of 16.23%.

Whilst markets generally enjoyed something of a recovery during 2023, unlike historic rebounds, small caps have largely lagged rather than led their large cap peers. We believe that this is primarily due to the shape of this particular rally. Historic market recoveries have been off-the-back of falling interest rates which, all else being equal, favor long duration assets, and capital hungry businesses, i.e. small cap growth. In this case however recovery has pre-empted falling interest rates, favoring larger businesses with greater short-term cash flows and less requirement for external capital. Without wanting to make any macro forecasts, we'd hope that in an economy where both inflation and interest rates have hopefully peaked, the subsequent fall in both should allow small cap assets to regain lost ground. Meanwhile, the upside to small cap share price recovery lagging larger peers is that it leaves the door open for us to find compelling, mispriced investment opportunities, both within the Fund and through new ideas. We remain optimistic that these will drive long term performance for years to come.

Many Japanese holdings performed weakly during the year. The largest detractor was Raksul, which owns a portfolio of internet platform businesses targeting traditional industries. Like most fast growing digital businesses, it has gone through a period of adjustments. Over the past 18 months, it has increased its focus on its more profitable companies and is being more selective about those it acquires. One of its platforms utilizes underused printing capacity to provide high quality printing at low cost. It was hard hit during the pandemic but has recovered strongly and, amidst strong demand and rising input costs, has successfully raised prices several times in the past 18 months.

Another detractor was Victoria, a consolidator in the European flooring industry. It suffered due to a combination of weak markets and internal governance lapses that led to a qualified opinion on its latest annual report. Its auditors expressed concerns about transparency in the accounts of a carpet company it acquired in 2021 however Victoria believed that the issue was not significant enough to impact the audit and has implemented controls to improve the situation. We have engaged with the company and will closely monitor further developments here.

The top contributor was Global UniChip, a fabless semiconductor design service provider specialising in leading edge application-specific-integrated-circuits. It is closely affiliated with its largest shareholder, TSMC. Recent results showed that it is performing well this year although growth appears slower when compared to 2022, when it had a number of successful projects. We understand that its performance will be somewhat volatile. It is exposed to a cyclical industry and its share price will generally be impacted by market sentiment around TSMC as well as broader associated themes such as artificial intelligence.

Another top contributor was Hypoport, a technology company targeting the German financial and property sectors. Its platform, Europace, is the largest business to business-to-business lending marketplace in Germany for mortgage finance, building finance products and personal loans. It has suffered since end-2022 when, as interest rates rose, there was a rush of refinancing followed by a sudden reduction in volumes as people stopped buying and selling houses on mass. While 2023 has been sluggish, the volume of mortgage finance has gradually improved during the year and cost cutting measures have proven helpful. Europace has performed relatively well, gaining market share and securing new clients including a large contract with Deutsche Bank.

Investment Strategies used to manage the Fund

The investment strategy used to manage the Fund is unchanged over the year. The Fund employs bottom-up, fundamental research to build a portfolio of growing companies. The Fund is constructed with an awareness of the asset class; new purchases are typically in the region of $2 billion or lower in market capitalization at time of purchase, we typically do not add to a position once its value increases beyond $5 billion, and we generally sell when the market capitalization hits $10 billion. International smaller companies present a vast and incredibly diverse investment universe. This Fund seeks to find the exceptional businesses within that, companies with the potential to deliver strong returns for our clients, while also acknowledging that these companies can do so in different ways. Our edge in this comes from our portfolio managers, who bring a range of experiences in

Management Discussion (unaudited)

Annual Report December 31, 2023

managing small and all-cap portfolios across different geographies, and our ability to employ a longer-term investment horizon than most of the market. This long-termism is fundamental to how we exploit the asymmetry available in equity returns.

Central to our investment process is our 'Radar' framework. We assess all potential new and existing holdings against this. It has six spokes (opportunity, edge, alignment, scalability, sustainability, insight) which represent what we believe are the most important factors to the investment case. We recognize that special companies can come in different shapes, and often the most exciting companies will score very highly in few, rather than all, categories.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Appier Group, CellSource Co., GMO Financial Gate, Hana Tour Service, IndiaMART InterMesh Ltd., Oxford Nanopore Technologies PLC, Park Systems Corp., PVR Inox Ltd., WAG Payment Solutions PLC, Wantedlab

Complete Sales:

Bactiguard Holding AB, Biocartis Group NV, Cafe24 Corp., CleanSpace Holdings Ltd., COLOPL, ESI Group, FD Technologies PLC, Naked Wines PLC

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford International Smaller Companies Fund Class K	13.41%	6.67%	6.52%	12/19/18
Baillie Gifford International Smaller Companies Fund Institutional Class	13.25%	6.61%	6.46%	12/19/18
MSCI ACWI ex USA Small Cap Index	16.23%	8.36%	8.21%	12/19/18

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford Long Term Global Growth Fund

Market Conditions and Review of Performance during 2023

Market sentiment has been fluctuating over the year, with concerns about inflation one day and central banks keeping rates steady the next. However, the recent dovish tone from monetary authorities is improving market sentiment towards growth companies. Consequently, the Fund portfolio has delivered a return of 36.60% for Class 2 shares during the period, 13.79% ahead of the MSCI ACWI Index. The LTGG team remains committed to identifying and holding exceptional growth stocks at the forefront of multi-decade transformations.

At its core, LTGG's task is futureproofing. Investing with an eye on the next ten years, instead of the next quarter, necessitates adaptability, diligent capital allocation, and resilience from our holdings. Now that capital costs have increased, unruly companies have been required to pull back, while the disciplined outliers have been able to forge ahead and win share from those in retreat. This has been the clear theme emerging from our interactions with several holdings, and we have been excited to see the strength of the green shoots across the portfolio.

Reflecting on the last twelve months, NVIDIA, PDD Holdings and Shopify were among the most notable contributors to the Fund's relative performance during the year.

According to CEO Jensen Huang, a new era of computing has begun as companies shift from general-purpose to accelerated computing and generative artificial intelligence (AI) technologies. NVIDIA has reported record revenues of over $18 billion in the recent quarter, up over 200% compared to last year, mainly due to record data center revenues. The company's earnings per share also rose significantly, 12x compared to the previous year. Major cloud service providers announced the implementation of massive NVIDIA H100 AI chip infrastructures while leading enterprise IT systems and software providers announced partnerships to bring NVIDIA AI to every industry.

PDD Holdings has delivered rapid revenue growth over the past year, rising over 90% year-on-year, combined with a 50% increase in profits compared to last year. The company continues to invest in agricultural and supply chain technology and supports infrastructure to improve the overall quality of agricultural products sold on its platform. PDD Holdings' global business has also gathered strong momentum since its launch a year ago. It now serves over 10,000 manufacturers from over 100 industrial belts across China, connecting them to consumers in over 40 countries and regions worldwide. PDD's business is going from strength to strength and has been one of the best-performing companies in the Chinese market.

Shopify now handles 10% of all US e-commerce transactions, and the market has reacted positively to increased discipline towards profitability. Recent results showed revenues rose 25% year-on-year, spurred by merchant growth helping drive gross merchandise volume higher. They recently disposed of their logistics business and have made several changes to their senior management to reflect the company's changing needs. They now offer an enterprise solution and have raised prices for the first time. Shopify is deepening its relationship with merchants, broadening its opportunity set, and plans to leverage its latent pricing power.

Moderna, Meituan and Illumina were among the top detractors to the Fund's relative performance during the year.

Moderna's share price remains volatile due to market speculation about COVID-19 sales, but the company has the potential to transform treatments and prevent diseases, including infectious diseases and cancer. With 47 development programs, six in Phase 3 and seven in Phase 2, Moderna has demonstrated the scalability of its platform. The market opportunity for respiratory infectious diseases, latent viruses, cancer, and rare diseases is over $50bn. Moderna is a leading player in messenger ribonucleic acid (mRNA) with a first-mover advantage and significant capital investment. Although Moderna has been unprofitable recently, we believe that they still have substantial financial firepower at their disposal.

Meituan's operational performance remains robust, with recent results showing revenues rising over 20% and profits tripling from a year earlier, helped by removing Covid-19-era restrictions in China. Their in-store, hotel and travel business continued to thrive, with transaction value increasing by over 90% over the year. However, the company warned of slowing growth in future quarters as they cited factors such as the macroeconomic environment, recovery of competitors, and declining order value due to a higher share of volume from its group purchasing channel. We believe that Meituan will continue to spend on promotions to boost customer loyalty, potentially impacting margins too.

Management Discussion (unaudited)

Annual Report December 31, 2023

Illumina remains the market leader in next-generation genome sequencing with over 20,000 installed machines and a near-monopoly on the industry, with a 95% share of the clinical market. However, we have concerns about future growth. The acquisition of Grail has faced challenges from the European Commission and Federal Trade Commission, which could be a distraction from the core business. The profitability of the core sequencing machines business has slipped, innovation is underwhelming, and competitive pressures are increasing. Combined with recent management changes, we have decided to move on as we have higher convictions in other holdings.

Though this commentary pertains to the year 2023, as ever our focus is on the much longer-term prospects for companies in the Fund over five to ten years and beyond. Our role as stock-pickers remains as relevant as ever. We are forever seeking to identify the small number of exceptional companies with compelling operational performance and opportunities for long-term growth. The trading undertaken for the portfolio in 2023 reflects our excitement in what we believe will be transformative growth companies over our investment horizon. We believe the potential for upside from here remains vast.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long-term. Our research typically includes analysis of industry background, competitive advantage, management attitudes, financial strength and valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Advanced Micro Devices, Datadog, Enphase Energy, Joby Aviation

Complete Sales:

Carvana Co., Illumina, Salesforce, Zoom Video Communications

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford Long Term Global Growth Fund Class 2	36.60%	15.27%	14.13%	06/10/14
Baillie Gifford Long Term Global Growth Fund Class K(a)	36.64%	15.27%	14.13%	04/28/17
Baillie Gifford Long Term Global Growth Fund Institutional Class(a)	36.43%	15.17%	14.02%	04/28/17
MSCI ACWI Index	22.81%	12.28%	8.23%	06/10/14

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

(a)  Returns for the Class K and Institutional Class shares are based on actual performance from April 28, 2017. Prior to that date returns are calculated based on the oldest share class of the Fund adjusted to reflect the Class K and Institutional Class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford U.S. Discovery Fund

Market Conditions and Review of Performance during 2023

In 2023, we saw a tentative recovery in sentiment as increasing optimism about the US Federal Reserve's taming of inflation and the direction of interest rates in 2024 caused markets to rally. Additionally, excitement about the application of new generative artificial intelligence models pushed technology stocks higher, although this was somewhat limited to the largest US technology companies. However, with rates remaining elevated and capital scarce, investors' time horizons remain short, and their risk tolerance muted.

For the high-growth, immature companies we invest in, this backdrop has pushed down valuations and impaired returns as investors seek short-term certainty over long-term potential. The Fund's overweight exposure to healthcare has also hit returns after the sector has been affected by tightening budgets and limited access to capital for biotechnology companies. This meant the Class K shares delivered a return of 10.87%, compared to 18.93% for the Russell 2500 Growth Index in 2023.

Despite the difficult performance, there are grounds for considerable optimism. In our opinion, small-cap valuations are significantly depressed relative to their large-cap equivalents as investors look for safety in larger companies. This bias to certainty and the short term discounts the power of compounding growth over long periods. The Fund seeks to invest in companies poised to drive and enable powerful secular trends such as artificial intelligence and automation, healthcare innovation and digitalisation that can deliver exactly this type of growth. Their immaturity, evidenced by the level of cash flows further out in the future, is creating valuation discrepancies that can be exploited for those with a longer view that can embrace uncertainty. With many of the companies in the Fund making measures to focus spending to narrow in on profitability, and with many de-risking developments to follow in 2024, we are excited about the outlook from here.

Novocure and Ambarella were among the biggest detractors to relative performance in 2023.

Novocure's share price fell almost 80% over the last 12 months due to an unexpected trial failure in August in the treatment of ovarian cancer. Novocure has developed Tumour Treating Field (TTF) devices, which use electromagnetic fields to halt and reverse cancer progression. Novocure hopes to expand their use, which is currently approved and commercialised for certain brain cancers, more broadly across oncology. The ovarian results may suggest a limited effectiveness of TTF in combination with chemotherapy. This relationship is being explored further in an ongoing trial in pancreatic cancer. However, separate results in the device's use addressing non-small cell lung cancer hint at an impressive resonance with immunotherapy, a growing area of cancer treatment. Despite some missteps in trial design and strategy from the management team, our confidence in the company remains, although new, more focused trials will take time to complete to prove the devices' worth more broadly.

Ambarella also had a challenging year in 2023, leading it to be one of the top detractors from performance. The company develops low-power vision processing chips for use in applications such as video surveillance, autonomous driving and robotics. It suffered in 2023 amidst a cyclical downturn in demand as its customers acted to reduce bloated inventory levels. As such, revenues fell, and losses increased. In the last quarter, it began to see some positive signals of the cyclical pressure easing. With the advent of driver-assisted and automated vehicles, a large addressable market, Ambarella believes its specialised CV3 driver system can transform the outlook for the business and drive significant growth over the next five years.

2023's top relative performance contributors include Axon and Twist. Axon was the top contributor as it continues to show outstanding operational progress, having delivered seven consecutive quarters of more than 30% top-line growth. Axon provides law enforcement solutions and has successfully leveraged its dominant position in tasers and cameras to establish itself as a vital platform for storing and analysing evidence, therefore delivering efficiencies and value to customers. In its latest third-quarter results, its revenue, margins and earnings all exceeded forecasts, with its software business growing at 55% year on year. This software opportunity alone is estimated at over $20bn globally and has very low penetration rates in both the US and internationally.

Twist Biosciences is a leading producer of synthetic DNA used in growing markets, such as synthetic biology and diagnostics. It was another top contributor in 2023. After a mixed early half of the year, its stock price rose sharply after it announced its financial results in November. Twist grew revenues by 20% over the last 12 months, driven primarily by next-generation sequencing (NGS) order growth, despite budget tightening across its biopharmaceutical customers. It also announced the launch of the company's 'Express Genes' service for synthetic biology customers, which will deliver DNA in half the time

Management Discussion (unaudited)

Annual Report December 31, 2023

of its standard service. This speed advantage could help it land large customers who currently synthesise DNA in-house. This, combined with the use of NGS accelerating in the clinic, means, in our view, there is significant upside ahead.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significance of economic cycles and market cycles. We aim to deliver excellent long-term investment returns by investing in a portfolio of high potential, immature smaller companies in the United States with a view to owning them over a 5-10 year investment time horizon as they grow. We focus on understanding where innovation is happening and the necessary conditions and factors which need to come together for it to succeed.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Aehr Test Systems, Beam Therapeutics, MP Materials Corp., QuantumScape

Complete Sales:

CEVA, Codexis, Everbridge, LendingTree, Berkeley Lights, Precision Biosciences, Q2 Holdings, Rubius Therapeutics, Stitch Fix, Tabula Rasa Healthcare

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Since Inception	Inception Date
Baillie Gifford U.S. Discovery Fund Class K	10.87%	(21.75)%	05/05/21
Baillie Gifford U.S. Discovery Fund Institutional Class	10.87%	(21.75)%	05/05/21
Russell 2500 Growth Index	18.93%	(3.91)%	05/05/21

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford U.S. Equity Growth Fund

Market Conditions and Review of Performance during 2023

Over the past year, the Fund's Class K shares delivered a return of 46.02%, outperforming its primary benchmark, the Russell 1000 Growth Index. It substantially outperformed its secondary S&P 500 benchmark. 2023 was a rewarding year for US equity investors. Markets still appeared fixated on the path of interest rates, which rose several times in 2023. But a reversal in tone by the US Federal Reserve seemingly prompted renewed optimism about interest rate cuts in 2024 and that the US might deliver reduced inflation without recession, a so-called "soft landing".

While important, we don't believe the Fund's prospects hinge on this factor to the degree share prices might suggest. The Fund's holdings have shored up their finances and become more cost-conscious. In our view, that's healthy, and a good thing for future profitability. We believe that this good health enables their continued pursuit of large opportunities. Longer-acting developments like the deployment of artificial intelligence (AI) tools may become more significant over the Fund's five-year investment time horizon. We think stock markets tend to overestimate the importance of short-term factors while underestimating the influence of long-term drivers on returns.

The Fund, through our bottom-up stock selection approach, has invested in companies enabling consumer and business shifts online that are earlier in their transitions than many might appreciate. It includes innovative healthcare companies enabling a shift towards more personalized and affordable healthcare. It also includes companies electrifying transport, supporting local business growth, and changing education. We think that these businesses have the potential to thrive as others fall away in a more challenging environment.

Shopify, the largest contributor to the Fund's performance in 2023, provides merchant software enabling businesses to sell online. Shopify cut costs, jettisoned its lower-margin logistics business, and has now focused more of its energies on the advancing AI opportunity. It has already delivered tools from back-office automation to consumer-facing assistants. The range and sophistication of merchant services should thus improve over time, growing the value of Shopify's offering. We welcome the clarity of Shopify's strategy. In our view, the company is well placed to consolidate its position as infrastructure for online retail.

Gamified education company Duolingo is growing rapidly owing to high adoption and engagement of its language learning application. This is driving impressive paid user growth leading to compelling financial characteristics. Its efficient distribution strategy emphasizes organic rather than paid-for social media to recruit new users. It has used AI to expand its offering with a chat language teaching experience, while generative AI enables more efficient new content creation for its core service. The company extracts a premium for its growing AI-enhanced chat experience, and its founder believes AI could approximate a human tutor in 5 years now rather than 15. We believe Duolingo has a substantial opportunity to satisfy more of the world's rapidly growing demand for learning.

Moderna was 2023's largest single detractor from Fund performance. The COVID-19 vaccine maker's revenues declined faster than we and other market participants expected. We think the stock markets' reaction misses a large opportunity however. Most of Moderna's value lies in its well-financed drug development pipeline. Its messenger ribonucleic acid (mRNA) technology has potential applications in a range of areas ranging from infectious diseases and autoimmune diseases to cancers, as well as personalized medicines. Many treatment candidates are in later-stage trials. It expects to launch a Respiratory Syncytial Virus vaccine in 2024 and is trialing a COVID-flu combination. Its melanoma candidate is exciting, having cut risk to patients in tandem with immunotherapy. Moderna's progress looks far from captured by the current share price.

Novocure, an innovative cancer treatment business, was one of the Fund's largest detractors for the year. We sold the holding in the latter half of the year. Novocure uses electric fields to inhibit the growth of solid tumors. While successful in bringing the treatment of glioblastoma, an aggressive form of brain cancer, to market, it suffered setbacks in more recent clinical trials in non-small-cell lung cancer and ovarian cancer. At the very least, this delays the prospects for Novocure to market new treatments and thus build a larger commercial operation. Our conviction in the case for holding the shares fell, driving our decision to sell the holding.

We are confident in the Fund's holdings, which are mostly well-financed. Some of the growth potential of these business has shone through in their fundamental progress. Each company pursues substantial long-term growth opportunities with new and disruptive offerings.

Management Discussion (unaudited)

Annual Report December 31, 2023

We continue to pursue this growth for clients, seeking to find and hold a rare few companies that can deliver attractive returns over the long term.

Investment Strategies used to manage the Fund

The Fund seeks to meet its objective by identifying exceptional growth businesses and owning them for long enough that the advantages of their business models and cultural strengths become the dominant drivers of their stock prices. The concentrated and committed nature of the strategy means that we generally deliver significantly different returns versus indices over any shorter time frame. However, our long-term time horizon allows us to capture the disproportionate impact of successful investments, harnessing the asymmetry of returns inherent in equity markets. In our terms, an exceptional growth business has a special culture, addresses a large market opportunity and possesses an edge that gives it a high chance of delivering large future returns. Such opportunities are rare. The Fund is concentrated as we do not want to dilute the impact of exceptional companies in the name of diversification.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Doximity, Guardant Health, Inspire Medical Systems, Insulet, Meta Platforms, Oddity Tech Ltd., Samsara, Sprout Social, YETI Holdings

Complete Sales:

Appian Corp., Carvana Co., First Republic Bank, Illumina, MarketAxess Holdings, Novocure Ltd., Redfin Corp., Snap, Zoom Video Communications

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Since Inception	Inception Date
Baillie Gifford U.S. Equity Growth Fund Class K(a)	46.02%	12.72%	14.81%	12/05/16
Baillie Gifford U.S. Equity Growth Fund Institutional Class(b)	45.93%	12.69%	14.74%	04/28/17
Russell 1000 Growth Index	42.68%	19.51%	17.72%	12/05/16
S&P 500 Index	26.29%	15.70%	13.55%	12/05/16

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

(a)  The inception date for Baillie Gifford U.S. Equity Growth Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of Baillie Gifford U.S. Equity Growth Fund were terminated effective May 1, 2017, and Class 1 was converted to Class K. For the purposes of the total return data and other data reflected in the Fund's management discussion, the Fund has used December 5, 2016 as its inception date for Class K.

(b)  Returns for the Institutional share class are based on actual performance from April 28, 2017. Prior to that date, returns are calculated based on Class 1 and are adjusted to reflect the Institutional share class fees where these fees are higher.

Comparison of the change in value of $10,000 Investment in the Fund's Class K shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Fund Expenses (unaudited)

Annual Report December 31, 2023

As a shareholder of Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford U.S. Discovery Fund and/or Baillie Gifford U.S. Equity Growth Fund, you incur two types of costs: (1) transactional costs and (2) ongoing costs, including advisory fees, administration and supervisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table labeled "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)

Annual Report December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratios Based on the Period July 1, 2023 to December 31, 2023	Expenses Paid During Period*
Baillie Gifford China A Shares Growth Fund — Class K
Actual	$1,000	$866.20	0.87%	$4.09
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford China A Shares Growth Fund — Institutional Class
Actual	$1,000	$866.20	0.87%	$4.09
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford China Equities Fund — Class K
Actual	$1,000	$913.80	0.87%	$4.20
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford China Equities Fund — Institutional Class
Actual	$1,000	$914.80	0.96%	$4.63
Hypothetical (5% return before expenses)	$1,000	$1,020.37	0.96%	$4.89
Baillie Gifford Developed EAFE All Cap Fund — Class 2
Actual	$1,000	$990.40	0.63%	$3.16
Hypothetical (5% return before expenses)	$1,000	$1,022.03	0.63%	$3.21
Baillie Gifford Developed EAFE All Cap Fund — Class 3
Actual	$1,000	$990.80	0.56%	$2.81
Hypothetical (5% return before expenses)	$1,000	$1,022.38	0.56%	$2.85
Baillie Gifford Developed EAFE All Cap Fund — Class K
Actual	$1,000	$991.00	0.63%	$3.16
Hypothetical (5% return before expenses)	$1,000	$1,022.03	0.63%	$3.21
Baillie Gifford Developed EAFE All Cap Fund — Institutional Class
Actual	$1,000	$989.90	0.76%	$3.81
Hypothetical (5% return before expenses)	$1,000	$1,021.63	0.76%	$3.87
Baillie Gifford EAFE Plus All Cap Fund — Class 2
Actual	$1,000	$989.40	0.63%	$3.16
Hypothetical (5% return before expenses)	$1,000	$1,022.03	0.63%	$3.21

Fund Expenses (unaudited)

Annual Report December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratios Based on the Period July 1, 2023 to December 31, 2023	Expenses Paid During Period*
Baillie Gifford EAFE Plus All Cap Fund — Class 3
Actual	$1,000	$989.70	0.56%	$2.81
Hypothetical (5% return before expenses)	$1,000	$1,022.38	0.56%	$2.85
Baillie Gifford EAFE Plus All Cap Fund — Class K
Actual	$1,000	$989.90	0.63%	$3.16
Hypothetical (5% return before expenses)	$1,000	$1,022.03	0.63%	$3.21
Baillie Gifford EAFE Plus All Cap Fund — Institutional Class
Actual	$1,000	$988.50	0.74%	$3.71
Hypothetical (5% return before expenses)	$1,000	$1,021.48	0.74%	$3.77
Baillie Gifford Emerging Markets Equities Fund — Class 2
Actual	$1,000	$1,029.10	0.81%	$4.14
Hypothetical (5% return before expenses)	$1,000	$1,021.12	0.81%	$4.13
Baillie Gifford Emerging Markets Equities Fund — Class 3
Actual	$1,000	$1,029.50	0.74%	$3.79
Hypothetical (5% return before expenses)	$1,000	$1,021.48	0.74%	$3.77
Baillie Gifford Emerging Markets Equities Fund — Class 4(1)
Actual	$1,000	$990.60	0.71%	$3.33
Hypothetical (5% return before expenses)	$1,000	$1,021.63	0.71%	$3.62
Baillie Gifford Emerging Markets Equities Fund — Class 5
Actual	$1,000	$1,029.90	0.66%	$3.38
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36
Baillie Gifford Emerging Markets Equities Fund — Class K
Actual	$1,000	$1,028.90	0.81%	$4.14
Hypothetical (5% return before expenses)	$1,000	$1,021.12	0.81%	$4.13
Baillie Gifford Emerging Markets Equities Fund — Institutional Class
Actual	$1,000	$1,028.60	0.89%	$4.55
Hypothetical (5% return before expenses)	$1,000	$1,020.72	0.89%	$4.53

Fund Expenses (unaudited)

Annual Report December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratios Based on the Period July 1, 2023 to December 31, 2023	Expenses Paid During Period*
Baillie Gifford Emerging Markets ex China Fund — Class K
Actual	$1,000	$1,053.10	0.87%	$4.50
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford Emerging Markets ex China Fund — Institutional Class
Actual	$1,000	$1,053.10	0.87%	$4.50
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Baillie Gifford Global Alpha Equities Fund — Class 2
Actual	$1,000	$1,044.10	0.65%	$3.35
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Global Alpha Equities Fund — Class 3
Actual	$1,000	$1,044.50	0.58%	$2.99
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96
Baillie Gifford Global Alpha Equities Fund — Class 4
Actual	$1,000	$1,044.70	0.55%	$2.83
Hypothetical (5% return before expenses)	$1,000	$1,022.43	0.55%	$2.80
Baillie Gifford Global Alpha Equities Fund — Class K
Actual	$1,000	$1,044.10	0.65%	$3.35
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Global Alpha Equities Fund — Institutional Class
Actual	$1,000	$1,043.60	0.76%	$3.91
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.76%	$3.87
Baillie Gifford Health Innovation Equities Fund — Class K
Actual	$1,000	$889.40	0.65%	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford Health Innovation Equities Fund — Institutional Class
Actual	$1,000	$887.90	0.83%	$3.95
Hypothetical (5% return before expenses)	$1,000	$1,021.02	0.83%	$4.23

Fund Expenses (unaudited)

Annual Report December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratios Based on the Period July 1, 2023 to December 31, 2023	Expenses Paid During Period*
Baillie Gifford International Alpha Fund — Class 2
Actual	$1,000	$1,031.90	0.59%	$3.02
Hypothetical (5% return before expenses)	$1,000	$1,022.23	0.59%	$3.01
Baillie Gifford International Alpha Fund — Class 3
Actual	$1,000	$1,032.30	0.52%	$2.66
Hypothetical (5% return before expenses)	$1,000	$1,022.58	0.52%	$2.65
Baillie Gifford International Alpha Fund — Class 4
Actual	$1,000	$1,032.40	0.49%	$2.51
Hypothetical (5% return before expenses)	$1,000	$1,022.74	0.49%	$2.50
Baillie Gifford International Alpha Fund — Class 5
Actual	$1,000	$1,032.70	0.44%	$2.25
Hypothetical (5% return before expenses)	$1,000	$1,022.99	0.44%	$2.24
Baillie Gifford International Alpha Fund — Class K
Actual	$1,000	$1,032.30	0.59%	$3.02
Hypothetical (5% return before expenses)	$1,000	$1,022.23	0.59%	$3.01
Baillie Gifford International Alpha Fund — Institutional Class
Actual	$1,000	$1,032.20	0.60%	$3.07
Hypothetical (5% return before expenses)	$1,000	$1,022.18	0.60%	$3.06
Baillie Gifford International Concentrated Growth Equities Fund — Class K
Actual	$1,000	$977.30	0.72%	$3.59
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
Baillie Gifford International Concentrated Growth Equities Fund — Institutional Class
Actual	$1,000	$977.00	0.83%	$4.14
Hypothetical (5% return before expenses)	$1,000	$1,021.02	0.83%	$4.23
Baillie Gifford International Growth Fund — Class 2
Actual	$1,000	$1,008.80	0.58%	$2.94
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96

Fund Expenses (unaudited)

Annual Report December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratios Based on the Period July 1, 2023 to December 31, 2023	Expenses Paid During Period*
Baillie Gifford International Growth Fund — Class 3
Actual	$1,000	$1,009.10	0.51%	$2.58
Hypothetical (5% return before expenses)	$1,000	$1,022.63	0.51%	$2.60
Baillie Gifford International Growth Fund — Class 4
Actual	$1,000	$1,009.30	0.48%	$2.43
Hypothetical (5% return before expenses)	$1,000	$1,022.79	0.48%	$2.45
Baillie Gifford International Growth Fund — Class 5
Actual	$1,000	$1,009.50	0.43%	$2.18
Hypothetical (5% return before expenses)	$1,000	$1,023.04	0.43%	$2.19
Baillie Gifford International Growth Fund — Class K
Actual	$1,000	$1,008.80	0.58%	$2.94
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96
Baillie Gifford International Growth Fund — Institutional Class
Actual	$1,000	$1,007.90	0.66%	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.88	0.66%	$3.36
Baillie Gifford International Smaller Companies Fund — Class K
Actual	$1,000	$1,008.70	0.90%	$4.56
Hypothetical (5% return before expenses)	$1,000	$1,020.67	0.90%	$4.58
Baillie Gifford International Smaller Companies Fund — Institutional Class
Actual	$1,000	$1,007.90	1.03%	$5.21
Hypothetical (5% return before expenses)	$1,000	$1,020.01	1.03%	$5.24
Baillie Gifford Long Term Global Growth Fund — Class 2
Actual	$1,000	$1,066.20	0.71%	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.63	0.71%	$3.62
Baillie Gifford Long Term Global Growth Fund — Class K
Actual	$1,000	$1,066.20	0.71%	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.63	0.71%	$3.62

Fund Expenses (unaudited)

Annual Report December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratios Based on the Period July 1, 2023 to December 31, 2023	Expenses Paid During Period*
Baillie Gifford Long Term Global Growth Fund — Institutional Class
Actual	$1,000	$1,065.70	0.80%	$4.17
Hypothetical (5% return before expenses)	$1,000	$1,021.17	0.80%	$4.08
Baillie Gifford U.S. Discovery Fund — Class K
Actual	$1,000	$1,017.60	0.82%	$4.17
Hypothetical (5% return before expenses)	$1,000	$1,021.07	0.82%	$4.18
Baillie Gifford U.S. Discovery Fund — Institutional Class
Actual	$1,000	$1,017.60	0.82%	$4.17
Hypothetical (5% return before expenses)	$1,000	$1,021.07	0.82%	$4.18
Baillie Gifford U.S. Equity Growth Fund — Class K
Actual	$1,000	$1,089.90	0.65%	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Baillie Gifford U.S. Equity Growth Fund — Institutional Class
Actual	$1,000	$1,089.20	0.76%	$4.00
Hypothetical (5% return before expenses)	$1,000	$1,021.37	0.76%	$3.87

*  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

(1)  Commencement of operations is July 14, 2023. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 172/365 (to reflect recommencement of operations).

Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2023. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one-year data in the financial highlights.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford China A Shares Growth Fund

	Value	% of Total Net Assets
Auto Parts & Equipment	$59,853	5.8%
Beverages	73,027	7.0
Chemicals	19,234	1.9
Commercial Services	38,961	3.8
Cosmetics/Personal Care	33,751	3.3
Electronics	103,601	10.0
Energy — Alternate Sources	42,258	4.1
Food	13,880	1.3
Healthcare — Products	47,988	4.6
Healthcare — Services	115,577	11.1
Home Furnishings	110,339	10.6
Insurance	45,512	4.4
Internet	25,360	2.4
Machinery — Diversified	28,862	2.8
Metal Fabricate/Hardware	103,230	9.9
Semiconductors	28,975	2.8
Software	85,718	8.3
Telecommunications	16,758	1.6
Transportation	28,515	2.7
Total Value of Investments	1,021,399	98.4
Other assets less liabilities	16,166	1.6
Net Assets	$1,037,565	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford China A Shares Growth Fund

	Shares	Value
COMMON STOCKS — 98.4%
CHINA — 98.4%
3peak, Inc., Class A	546	$11,267
Anker Innovations Technology Co., Ltd., Class A	2,300	28,720
Asymchem Laboratories Tianjin Co., Ltd., Class A	2,940	48,098
Beijing United Information Technology Co., Ltd., Class A	8,175	25,360
Centre Testing International Group Co., Ltd., Class A	9,400	18,827
Contemporary Amperex Technology Co., Ltd., Class A	2,600	59,853
Dongguan Yiheda Automation Co., Ltd., Class A	4,080	14,823
Foshan Haitian Flavouring & Food Co., Ltd., Class A	2,593	13,880
Glodon Co., Ltd., Class A	11,460	27,688
Guangdong Kinlong Hardware Products Co., Ltd., Class A	2,800	15,998
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	35,297
Hangzhou Tigermed Consulting Co., Ltd., Class A	2,600	20,134
Hefei Meiya Optoelectronic Technology, Inc., Class A	5,070	14,039
Iflytek Co., Ltd., Class A	2,200	14,367
Jafron Biomedical Co., Ltd., Class A	4,500	14,102
Jiangsu Azure Corp., Class A	9,063	10,884
Kweichow Moutai Co., Ltd., Class A	300	73,027
LONGi Green Energy Technology Co., Ltd., Class A	6,366	20,553
Longshine Technology Group Co., Ltd., Class A	8,500	19,643
Midea Group Co., Ltd., Class A	8,300	63,953
Oppein Home Group, Inc., Class A	1,800	17,666
Ping An Insurance Group Co. of China Ltd., Class A	8,000	45,512
Proya Cosmetics Co., Ltd., Class A	2,408	33,750
Quectel Wireless Solutions Co., Ltd., Class A	2,210	16,758
SF Holding Co., Ltd., Class A	5,000	28,515
SG Micro Corp., Class A	2,310	28,975
Shandong Sinocera Functional Material Co., Ltd., Class A	5,900	19,234
Shenzhen Inovance Technology Co., Ltd., Class A	7,250	64,578
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,000	27,756
Sinocare, Inc., Class A	7,900	33,886
Sungrow Power Supply Co., Ltd., Class A	1,758	21,706
WuXi AppTec Co., Ltd., Class A	3,136	32,182
Yonyou Network Technology Co., Ltd., Class A	9,580	24,020
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	18,420	76,348
		1,021,399

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford China A Shares Growth Fund

Value
TOTAL INVESTMENTS — 98.4%
(cost $1,222,734)	$1,021,399
Other assets less liabilities — 1.6%	16,166
NET ASSETS — 100.0%	$1,037,565

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited (the "Manager") retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks *	$—	$1,021,399	$—	$1,021,399
Total	$—	$1,021,399	$—	$1,021,399

*  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford China A Shares Growth Fund

ASSETS
Investments, at value (cost $1,222,734)	$1,021,399
Cash	18,357
Foreign cash, at value (cost $276)	276
Due from Manager	64,028
Total Assets	1,104,060
LIABILITIES
Advisory fee payable	1,484
Administration & Supervisory fee payable	459
Trustee fee payable	17
Commitment fee payable	4
Accrued expenses	64,531
Total Liabilities	66,495
NET ASSETS	$1,037,565
COMPOSITION OF NET ASSETS
Paid-in capital	$1,243,783
Total accumulated (loss)	(206,218)
$1,037,565
NET ASSET VALUE, PER SHARE
Class K ($518,783 / 57,748 shares outstanding), unlimited authorized, no par value	$8.98
Institutional Class ($518,782 / 57,749 shares outstanding), unlimited authorized, no par value	$8.98

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford China A Shares Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,616)	$14,542
Interest	876
Total Investment Income	15,418
EXPENSES
Advisory fee (Note B)	6,813
Administration & Supervisory fee — Class K shares (Note B)	1,053
Administration & Supervisory fee — Institutional Class shares (Note B)	1,053
Transfer agency	34,305
Fund accounting	99,139
Professional fees	30,130
Custody	3,930
Legal	252
Trustees' fees	61
Commitment fees	17
Miscellaneous	4,498
Total Expenses	181,251
Fees waived/expenses reimbursed	(170,474)
Total Expenses after Waiver	10,777
Net Investment Income	4,641
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments	(6,932)
Foreign currency transactions	(20)
(6,952)
Net change in unrealized (depreciation) on:
Investments	(318,022)
(318,022)
Net realized and unrealized (loss)	(324,974)
NET (DECREASE) IN NET ASSETS FROM OPERATIONS	$(320,333)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford China A Shares Growth Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,641	$377
Net realized (loss)	(6,952)	(2,672)
Net change in unrealized (depreciation)	(318,022)	(562,712)
Net (Decrease) in Net Assets from Operations	(320,333)	(565,007)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(138)	(18,603)
Institutional Class	(138)	(18,603)
Total Distributions to Shareholders	(276)	(37,206)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Dividends reinvested:
Class K	138	18,603
Institutional Class	138	18,603
Increase in Net Assets from Transactions in Shares of Beneficial Interest	276	37,206
Total (Decrease) in Net Assets	(320,333)	(565,007)
NET ASSETS
Beginning of year	1,357,898	1,922,905
End of year	$1,037,565	$1,357,898

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford China A Shares Growth Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period December 19, 2019(a) through December 31, 2019
Net asset value, beginning of period	$11.76		$17.13	$19.64	$10.29	$10.00
From Investment Operations
Net investment income (loss)(b)	0.04		0.00 (c)	(0.05)	(0.02)	0.00	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.82)		(5.04)	(0.52)	9.51	0.29
Net increase (decrease) in net asset value from investment operations	(2.78)		(5.04)	(0.57)	9.49	0.29
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.00	)(c)	(0.33)	(1.94)	(0.14)	—
Total dividends and distributions	(0.00	)(c)	(0.33)	(1.94)	(0.14)	—
Net asset value, end of period	$8.98		$11.76	$17.13	$19.64	$10.29
Total Return
Total return based on net asset value(d)	(23.62)%		(29.39)%	(2.82)%	92.29%	2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$519		$679	$961	$989	$514
Ratio of net expenses to average net assets, before waiver	14.63%		12.20%	9.34%	10.52%	90.51	%*
Ratio of net expenses to average net assets, after waiver	0.87%		0.87%	0.87%	0.87%	0.87	%*
Ratio of net investment income (loss) to average net assets	0.37%		0.03%	(0.25)%	(0.15)%	(0.80	)%*
Portfolio turnover rate(e)	5%		13%	17%	20%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford China A Shares Growth Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period December 19, 2019(a) through December 31, 2019
Net asset value, beginning of period	$11.76		$17.13	$19.64	$10.29	$10.00
From Investment Operations
Net investment income (loss)(b)	0.04		0.00 (c)	(0.05)	(0.02)	0.00	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(2.82)		(5.04)	(0.52)	9.51	0.29
Net increase (decrease) in net asset value from investment operations	(2.78)		(5.04)	(0.57)	9.49	0.29
Dividends and Distributions to Shareholders
From net realized gain on investments	(0.00	)(c)	(0.33)	(1.94)	(0.14)	—
Total dividends and distributions	(0.00	)(c)	(0.33)	(1.94)	(0.14)	—
Net asset value, end of period	$8.98		$11.76	$17.13	$19.64	$10.29
Total Return
Total return based on net asset value(d)	(23.62)%		(29.39)%	(2.82)%	92.29%	2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$519		$679	$961	$989	$514
Ratio of net expenses to average net assets, before waiver	14.63%		12.20%	9.34%	10.52%	90.51	%*
Ratio of net expenses to average net assets, after waiver	0.87%		0.87%	0.87%	0.87%	0.87	%*
Ratio of net investment income (loss) to average net assets	0.37%		0.03%	(0.25)%	(0.15)%	(0.80	)%*
Portfolio turnover rate(e)	5%		13%	17%	20%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford China Equities Fund

	Value	% of Total Net Assets
Apparel	$43,087	2.1%
Auto Manufacturers	36,072	1.8
Auto Parts & Equipment	145,008	7.1
Banks	76,939	3.8
Beverages	121,711	5.9
Biotechnology	45,888	2.2
Chemicals	50,863	2.5
Commercial Services	23,033	1.1
Cosmetics/Personal Care	34,984	1.7
Distribution/Wholesale	12,973	0.6
Electronics	116,375	5.7
Energy — Alternate Sources	30,579	1.5
Gas	24,369	1.2
Healthcare — Products	20,589	1.0
Healthcare — Services	87,181	4.3
Home Furnishings	123,094	6.0
Insurance	54,328	2.7
Internet	562,506	27.5
Machinery — Diversified	35,562	1.7
Metal Fabricate/Hardware	74,875	3.7
Mining	58,686	2.9
Miscellaneous Manufacturing	18,182	0.9
Real Estate	25,850	1.3
Retail	40,315	2.0
Semiconductors	23,544	1.1
Software	117,648	5.7
Total Value of Investments	2,004,241	98.0
Other assets less liabilities	41,486	2.0
Net Assets	$2,045,727	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford China Equities Fund

	Shares	Value
COMMON STOCKS — 98.0%
CHINA — 98.0%
Alibaba Group Holding Ltd.	13,900	$133,892
Anker Innovations Technology Co., Ltd., Class A	2,400	29,969
Asymchem Laboratories Tianjin Co., Ltd., Class A	1,260	20,613
BeiGene Ltd. *	3,291	45,888
Beijing United Information Technology Co., Ltd., Class A	3,488	10,820
Brilliance China Automotive Holdings Ltd.	40,000	22,280
BYD Co., Ltd., Class H	500	13,792
Centre Testing International Group Co., Ltd., Class A	11,500	23,033
China Merchants Bank Co., Ltd., Class H	15,000	52,178
Contemporary Amperex Technology Co., Ltd., Class A	1,900	43,739
Dongguan Yiheda Automation Co., Ltd., Class A	2,360	8,574
ENN Energy Holdings Ltd.	3,300	24,369
Estun Automation Co., Ltd., Class A	10,300	26,988
Fuyao Glass Industry Group Co., Ltd., Class H	6,800	33,112
Glodon Co., Ltd., Class A	5,240	12,660
Guangdong Kinlong Hardware Products Co., Ltd., Class A	1,200	6,856
Guangzhou Kingmed Diagnostics Group Co., Ltd., Class A	4,000	35,297
Haier Smart Home Co., Ltd., Class H	11,000	31,071
Hangzhou Robam Appliances Co., Ltd., Class A	5,400	16,594
Huayu Automotive Systems Co., Ltd., Class A	11,000	25,245
JD.com, Inc., Class A	2,819	40,715
Jiangsu Azure Corp., Class A	9,700	11,649
KE Holdings, Inc. ADR	325	5,268
KE Holdings, Inc., Class A	3,767	20,581
Kingdee International Software Group Co., Ltd. *	17,000	24,817
Kingsoft Corp., Ltd.	4,400	13,602
Kuaishou Technology *	2,300	15,650
Kweichow Moutai Co., Ltd., Class A	500	121,711
Li Ning Co., Ltd.	8,500	22,811
LONGi Green Energy Technology Co., Ltd., Class A	4,500	14,528
Medlive Technology Co., Ltd.	10,500	11,403
Meituan, Class B *	5,590	58,688
Midea Group Co., Ltd., Class A	5,900	45,460
Minth Group Ltd.	8,000	16,181
NetEase, Inc.	2,300	41,496
PDD Holdings, Inc. ADR *	701	102,564
Ping An Bank Co., Ltd., Class A	18,700	24,761

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford China Equities Fund

	Shares	Value
Ping An Insurance Group Co. of China Ltd., Class H	12,000	$54,328
Pop Mart International Group Ltd.	5,000	12,973
Proya Cosmetics Co., Ltd., Class A	2,496	34,984
SG Micro Corp., Class A	1,877	23,544
Shandong Sinocera Functional Material Co., Ltd., Class A	12,900	42,054
Shenzhen Inovance Technology Co., Ltd., Class A	4,200	37,411
Shenzhen Megmeet Electrical Co., Ltd., Class A	8,725	30,272
Shenzhou International Group Holdings Ltd.	4,200	43,087
Silergy Corp.	3,000	48,693
Sinocare, Inc., Class A	4,800	20,589
Sungrow Power Supply Co., Ltd., Class A	1,300	16,051
Sunny Optical Technology Group Co., Ltd.	2,000	18,182
Tencent Holdings Ltd.	5,000	188,774
Topchoice Medical Corp., Class A *	1,200	12,932
Weichai Power Co., Ltd., Class H	16,000	26,730
WuXi AppTec Co., Ltd., Class H	1,800	18,339
Yifeng Pharmacy Chain Co., Ltd., Class A	3,100	17,505
Yonyou Network Technology Co., Ltd., Class A	10,000	25,073
Yunnan Energy New Material Co., Ltd., Class A	1,100	8,809
Zhejiang Sanhua Intelligent Controls Co., Ltd., Class A	13,600	56,370
Zijin Mining Group Co., Ltd., Class H	36,000	58,686
		2,004,241
TOTAL INVESTMENTS — 98.0%
(cost $3,026,265)		$2,004,241
Other assets less liabilities — 2.0%		41,486
NET ASSETS — 100.0%		$2,045,727

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$107,832	$1,896,409	$—	$2,004,241
Total	$107,832	$1,896,409	$—	$2,004,241

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford China Equities Fund

ASSETS
Investments, at value (cost $3,026,265)	$2,004,241
Cash	15,481
Foreign cash, at value (cost $4,054)	3,978
Due from Manager	83,237
Dividends receivable	1,966
Prepaid assets	10,532
Total Assets	2,119,435
LIABILITIES
Advisory fee payable	2,925
Administration & Supervisory fee payable	904
Trustee fee payable	33
Commitment fee payable	8
Accrued expenses	69,838
Total Liabilities	73,708
NET ASSETS	$2,045,727
COMPOSITION OF NET ASSETS
Paid-in capital	$3,669,214
Total accumulated (loss)	(1,623,487)
$2,045,727
NET ASSET VALUE, PER SHARE
Class K ($242,618 / 51,062 shares outstanding), unlimited authorized, no par value	$4.75
Institutional Class ($1,803,109 / 380,500 shares outstanding), unlimited authorized, no par value	$4.74

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford China Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,467)	$38,652
Non-cash income	9,429
Interest	1,319
Total Investment Income	49,400
EXPENSES
Advisory fee (Note B)	11,796
Administration & Supervisory fee — Class K shares (Note B)	470
Administration & Supervisory fee — Institutional Class shares (Note B)	3,177
Transfer agency	34,171
Sub-transfer agency — Institutional Class shares	1,564
Fund accounting	101,665
Registration fees	36,156
Professional fees	30,170
Custody	16,109
Legal	837
Line of credit interest	185
Trustees' fees	109
Commitment fees	31
Miscellaneous	4,602
Total Expenses	241,042
Fees waived/expenses reimbursed	(220,819)
Total Expenses after Waiver	20,223
Net Investment Income	29,177
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments	(145,762)
Foreign currency transactions	(30)
(145,792)
Net change in unrealized (depreciation) on:
Investments	(309,515)
Translation of net assets and liabilities denominated in foreign currencies	(81)
(309,596)
Net realized and unrealized (loss)	(455,388)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(426,211)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford China Equities Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$29,177	$13,703
Net realized (loss)	(145,792)	(436,170)
Net change in unrealized (depreciation)	(309,596)	(426,813)
Net (Decrease) in Net Assets from Operations	(426,211)	(849,280)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(3,739)	(1,566)
Institutional Class	(26,642)	(11,711)
Total Distributions to Shareholders	(30,381)	(13,277)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Institutional Class	703,230	593,485
Dividends reinvested:
Class K	3,739	1,566
Institutional Class	26,642	11,711
Cost of shares redeemed:
Class K	—	(308,872)
Institutional Class	(311,955)	(27,175)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	421,656	270,715
Total (Decrease) in Net Assets	(34,936)	(591,842)
NET ASSETS
Beginning of Year	2,080,663	2,672,505
End of Year	$2,045,727	$2,080,663

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford China Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period July 7, 2021(a) through December 31, 2021
Net asset value, beginning of period	$5.89	$8.27	$10.00
From Investment Operations
Net investment income (loss)(b)	0.08	0.05	(0.02)
Net realized and unrealized (loss) on investments and foreign currency	(1.15)	(2.40)	(1.71)
Net (decrease) in net asset value from investment operations	(1.07)	(2.35)	(1.73)
Dividends and Distributions to Shareholders
From net investment income	(0.07)	(0.03)	—
Total dividends and distributions	(0.07)	(0.03)	—
Net asset value, end of period	$4.75	$5.89	$8.27
Total Return
Total return based on net asset value(c)	(18.08)%	(28.40)%	(17.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$243	$296	$872
Ratio of net expenses to average net assets, before waiver	11.17%	9.21%	11.32%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87%	0.87%*
Ratio of net investment income (loss) to average net assets	1.48%	0.73%	(0.56)%*
Portfolio turnover rate(d)	14%	31%	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford China Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period July 7, 2021(a) through December 31, 2021
Net asset value, beginning of period	$5.88	$8.27	$10.00
From Investment Operations
Net investment income (loss)(b)	0.07	0.03	(0.03)
Net realized and unrealized (loss) on investments and foreign currency	(1.14)	(2.38)	(1.70)
Net (decrease) in net asset value from investment operations	(1.07)	(2.35)	(1.73)
Dividends and Distributions to Shareholders
From net investment income	(0.07)	(0.04)	—
Total dividends and distributions	(0.07)	(0.04)	—
Net asset value, end of period	$4.74	$5.88	$8.27
Total Return
Total return based on net asset value(c)	(18.03)%	(28.43)%	(17.30)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,803	$1,785	$1,801
Ratio of net expenses to average net assets, before waiver	11.25%	9.30%	11.32%*
Ratio of net expenses to average net assets, after waiver	0.95%	0.96%	0.87%*
Ratio of net investment income (loss) to average net assets	1.34%	0.55%	(0.60)%*
Portfolio turnover rate(d)	14%	31%	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Developed EAFE All Cap Fund

	Value	% of Total Net Assets
Airlines	$6,832,566	1.3%
Apparel	29,798,909	5.6
Banks	18,695,138	3.5
Beverages	18,115,099	3.4
Chemicals	15,645,265	2.9
Commercial Services	51,514,396	9.6
Cosmetics/Personal Care	23,027,922	4.3
Distribution/Wholesale	8,440,837	1.6
Diversified Financial Services	21,957,095	4.1
Electronics	31,602,885	5.9
Food	13,221,422	2.5
Hand/Machine Tools	10,413,790	1.9
Healthcare — Products	23,359,795	4.4
Healthcare — Services	7,809,643	1.5
Home Furnishings	3,832,035	0.7
Insurance	12,023,903	2.3
Internet	53,745,650	10.0
Investment Companies	22,946,623	4.3
Leisure Time	9,535,335	1.8
Machinery — Construction & Mining	14,991,037	2.8
Machinery — Diversified	45,058,778	8.4
Mining	6,046,522	1.1
Retail	19,390,298	3.6
Semiconductors	33,523,082	6.3
Software	14,678,021	2.7
Toys/Games/Hobbies	8,044,429	1.5
Transportation	6,977,140	1.3
Total Value of Investments	531,227,615	99.3
Other assets less liabilities	3,979,716	0.7
Net Assets	$535,207,331	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
COMMON STOCKS — 97.1%
AUSTRALIA — 2.1%
BHP Group Ltd.	176,982	$6,046,522
Cochlear Ltd.	25,789	5,246,665
		11,293,187
BELGIUM — 1.9%
Anheuser-Busch InBev SA/NV	156,833	10,123,272
CHINA — 1.2%
Prosus NV *	210,469	6,269,891
DENMARK — 1.3%
DSV A/S	39,709	6,977,140
FRANCE — 7.9%
Air Liquide SA	45,846	8,926,006
Kering	13,380	5,925,983
LVMH Moet Hennessy Louis Vuitton SE	18,195	14,784,113
Remy Cointreau SA	62,654	7,991,827
SOITEC *	25,337	4,533,918
		42,161,847
GERMANY — 2.0%
adidas AG	21,920	4,454,293
Nemetschek SE	72,015	6,217,393
		10,671,686
HONG KONG — 5.2%
AIA Group Ltd.	1,381,600	12,023,902
Hong Kong Exchanges & Clearing Ltd.	156,500	5,367,991
Techtronic Industries Co., Ltd.	874,000	10,413,790
		27,805,683
IRELAND — 1.3%
Ryanair Holdings PLC ADR *	51,234	6,832,566

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
JAPAN — 22.9%
Cosmos Pharmaceutical Corp.	59,000	$6,809,166
Hoshizaki Corp.	104,900	3,832,035
Kao Corp.	115,200	4,735,368
Keyence Corp.	18,000	7,908,417
LY Corp.	1,644,600	5,815,773
Murata Manufacturing Co., Ltd.	391,300	8,268,946
Nippon Paint Holdings Co., Ltd.	833,000	6,719,259
Olympus Corp.	793,100	11,447,826
Recruit Holdings Co., Ltd.	176,800	7,392,209
Shimano, Inc.	61,900	9,535,335
Shiseido Co., Ltd.	314,700	9,485,806
SMC Corp.	28,000	14,978,209
Sugi Holdings Co., Ltd.	26,600	1,221,113
Sysmex Corp.	119,900	6,665,304
Tokyo Electron Ltd.	49,700	8,833,672
Unicharm Corp.	243,500	8,806,748
		122,455,186
NETHERLANDS — 9.1%
Adyen NV *	6,448	8,323,988
ASML Holding NV	26,700	20,155,493
EXOR NV	116,682	11,679,598
IMCD NV	48,465	8,440,837
		48,599,916
NEW ZEALAND — 2.0%
Ryman Healthcare Ltd. *	606,991	2,262,829
Xero Ltd. *	110,903	8,460,628
		10,723,457
PORTUGAL — 2.5%
Jeronimo Martins SGPS SA	519,495	13,221,422
SINGAPORE — 3.5%
United Overseas Bank Ltd.	866,189	18,695,138
SWEDEN — 9.7%
Atlas Copco AB, A Shares	1,286,751	22,172,153
Avanza Bank Holding AB	531,863	12,355,171

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
Epiroc AB, B Shares	357,388	$6,267,795
Investor AB, B Shares	485,863	11,267,026
		52,062,145
SWITZERLAND — 3.1%
Cie Financiere Richemont SA	82,245	11,360,019
Lonza Group AG	13,157	5,546,813
		16,906,832
UNITED KINGDOM — 14.7%
Ashtead Group PLC	123,090	8,555,638
Auto Trader Group PLC	1,747,196	16,050,878
Burberry Group PLC	256,946	4,634,519
Games Workshop Group PLC	64,010	8,044,429
Hargreaves Lansdown PLC	453,023	4,233,933
Intertek Group PLC	99,669	5,395,743
Rightmove PLC	1,474,491	10,838,966
Trainline PLC *	1,128,297	4,628,075
Weir Group PLC (The)	363,037	8,723,242
Wise PLC, Class A *	679,406	7,556,007
		78,661,430
UNITED STATES — 6.7%
Experian PLC	350,305	14,290,811
Mettler-Toledo International, Inc. *	9,410	11,413,954
Spotify Technology SA *	53,973	10,142,066
		35,846,831
Total Common Stocks
(cost $406,190,383)		519,307,629
PREFERRED STOCKS — 2.2%
GERMANY — 2.2%
Sartorius AG 0.43%	32,460	11,919,986
Total Preferred Stocks
(cost $5,333,225)		11,919,986

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Developed EAFE All Cap Fund

Value
TOTAL INVESTMENTS — 99.3%
(cost $411,523,608)	$531,227,615
Other assets less liabilities — 0.7%	3,979,716
NET ASSETS — 100.0%	$535,207,331

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$39,286,552	$480,021,077	$—	$519,307,629
Preferred Stocks **	—	11,919,986	—	11,919,986
Total	$39,286,552	$491,941,063	$—	$531,227,615

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Developed EAFE All Cap Fund

ASSETS
Investments, at value (cost $411,523,608)	$531,227,615
Cash	3,512,236
Tax reclaims receivable	848,908
Dividends receivable	344,616
Receivable for investments sold	79,712
Capital shares sold receivable	403
Prepaid assets	19,402
Total Assets	536,032,892
LIABILITIES
Advisory fee payable	454,072
Administration & Supervisory fee payable	127,450
Shareholder Servicing fee payable	79,010
Capital shares purchased payable	15,898
Trustee fee payable	7,834
Commitment fee payable	1,876
Accrued expenses	139,421
Total Liabilities	825,561
NET ASSETS	$535,207,331
COMPOSITION OF NET ASSETS
Paid-in capital	$482,092,048
Total distributable earnings	53,115,283
$535,207,331
NET ASSET VALUE, PER SHARE
Class 2 ($150,266,772 / 11,813,393 shares outstanding), unlimited authorized, no par value	$12.72
Class 3 ($87,333,595 / 6,791,186 shares outstanding), unlimited authorized, no par value	$12.86
Class K ($224,552,735 / 17,686,831 shares outstanding), unlimited authorized, no par value	$12.70
Institutional Class ($73,054,229 / 5,768,163 shares outstanding), unlimited authorized, no par value	$12.67

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford Developed EAFE All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $765,905)	$8,565,292
Interest	125,616
Total Investment Income	8,690,908
EXPENSES
Advisory fee (Note B)	2,033,839
Shareholder Servicing fees — Class 2 shares (Note B)	246,766
Shareholder Servicing fees — Class 3 shares (Note B)	84,335
Administration & Supervisory fee — Class K shares (Note B)	385,451
Administration & Supervisory fee — Institutional Class shares (Note B)	212,279
Transfer agency	83,372
Sub-transfer agency — Institutional Class shares	133,997
Fund accounting	116,048
Legal	114,658
Professional fees	68,604
Registration fees	67,422
Custody	57,318
Trustees' fees	28,518
Commitment fees	8,226
Line of credit interest	3,046
Miscellaneous	66,078
Total Expenses	3,709,957
Net Investment Income	4,980,951
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments	(45,091,008)
Foreign currency transactions	(121,729)
(45,212,737)
Net change in unrealized appreciation on:
Investments	89,151,428
Translation of net assets and liabilities denominated in foreign currencies	37,514
89,188,942
Net realized and unrealized gain	43,976,205
NET INCREASE IN NET ASSETS FROM OPERATIONS	$48,957,156

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford Developed EAFE All Cap Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,980,951	$5,222,551
Net realized (loss)	(45,212,737)	(20,409,075)
Net change in unrealized appreciation (depreciation)	89,188,942	(217,876,779)
Net Increase (Decrease) in Net Assets from Operations	48,957,156	(233,063,303)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(1,054,047)	(1,315,372)
Class 3	(647,037)	(755,979)
Class K	(1,474,507)	(2,073,615)
Institutional Class	(404,353)	(1,321,019)
Total Distributions to Shareholders	(3,579,944)	(5,465,985)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	6,000	82,492,963 *
Class 3	—	88,645,931 *
Class K	22,520,988	45,155,999
Institutional Class	7,478,597	232,591,735
Dividends reinvested:
Class 2	1,054,047	1,315,372
Class 3	647,036	755,979
Class K	1,473,425	2,063,614
Institutional Class	403,002	1,320,743
Cost of shares redeemed:
Class 2	—	(7,500,000)
Class 3	—	(82,486,963)*
Class 4	—	(88,645,931)*
Class K	(31,442,173)	(62,875,742)
Institutional Class	(77,026,308)	(127,032,078)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(74,885,386)	85,801,622
Total (Decrease) in Net Assets	(29,508,174)	(152,727,666)
NET ASSETS
Beginning of Year	564,715,505	717,443,171
End of Year	$535,207,331	$564,715,505

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.63	$17.34	$16.64	$13.13	$10.04
From Investment Operations
Net investment income(a)	0.11	0.12	0.07	0.07	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.07	(5.72)	1.16	3.61	3.11
Net increase (decrease) in net asset value from investment operations	1.18	(5.60)	1.23	3.68	3.24
Dividends and Distributions to Shareholders
From net investment income	(0.09)	—	(0.20)	(0.17)	(0.15)
From net realized gain on investments	—	(0.11)	(0.33)	—	—
Total dividends and distributions	(0.09)	(0.11)	(0.53)	(0.17)	(0.15)
Net asset value, end of year	$12.72	$11.63	$17.34	$16.64	$13.13
Total Return
Total return based on net asset value(b)	10.19%	(32.32)%	7.44%	27.95%	32.33%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$150,267	$136,363	$103,630	$221,181	$229,861
Ratio of net expenses to average net assets	0.63%	0.64%	0.61%	0.64%	0.66%
Ratio of net investment income to average net assets	0.86%	1.03%	0.37%	0.50%	1.08%
Portfolio turnover rate(c)	15%	25%	14%	12%	19%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.75	$17.52	$16.80	$13.26	$10.13
From Investment Operations
Net investment income(a)	0.12	0.12	0.08	0.07	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	1.09	(5.78)	1.19	3.65	3.15
Net increase (decrease) in net asset value from investment operations	1.21	(5.66)	1.27	3.72	3.29
Dividends and Distributions to Shareholders
From net investment income	(0.10)	—	(0.22)	(0.18)	(0.16)
From net realized gain on investments	—	(0.11)	(0.33)	—	—
Total dividends and distributions	(0.10)	(0.11)	(0.55)	(0.18)	(0.16)
Net asset value, end of year	$12.86	$11.75	$17.52	$16.80	$13.26
Total Return
Total return based on net asset value(b)	10.27%	(32.27)%	7.51%	28.04%	32.42%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$87,334	$79,201	$108,808	$108,722	$84,911
Ratio of net expenses to average net assets	0.56%	0.57%	0.54%	0.57%	0.59%
Ratio of net investment income to average net assets	0.93%	0.97%	0.46%	0.55%	1.16%
Portfolio turnover rate(c)	15%	25%	14%	12%	19%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Developed EAFE All Cap Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.60	$17.31	$16.61	$13.11	$10.03
From Investment Operations
Net investment income(a)	0.11	0.11	0.07	0.06	0.12
Net realized and unrealized gain (loss) on investments and foreign currency	1.07	(5.71)	1.17	3.61	3.11
Net increase (decrease) in net asset value from investment operations	1.18	(5.60)	1.24	3.67	3.23
Dividends and Distributions to Shareholders
From net investment income	(0.08)	—	(0.21)	(0.17)	(0.15)
From net realized gain on investments	—	(0.11)	(0.33)	—	—
Total dividends and distributions	(0.08)	(0.11)	(0.54)	(0.17)	(0.15)
Net asset value, end of year	$12.70	$11.60	$17.31	$16.61	$13.11
Total Return
Total return based on net asset value(b)	10.21%	(32.33)%	7.47%	27.98%	32.24%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$224,553	$214,016	$345,052	$246,283	$247,155
Ratio of net expenses to average net assets	0.63%	0.64%	0.61%	0.64%	0.66%
Ratio of net investment income to average net assets	0.87%	0.91%	0.38%	0.49%	1.04%
Portfolio turnover rate(c)	15%	25%	14%	12%	19%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Developed EAFE All Cap Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.57	$17.27	$16.59	$13.10	$10.02
From Investment Operations
Net investment income(a)	0.10	0.09	0.05	0.06	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	1.07	(5.68)	1.17	3.58	3.13
Net increase (decrease) in net asset value from investment operations	1.17	(5.59)	1.22	3.64	3.24
Dividends and Distributions to Shareholders
From net investment income	(0.07)	—	(0.21)	(0.15)	(0.16)
From net realized gain on investments	—	(0.11)	(0.33)	—	—
Total dividends and distributions	(0.07)	(0.11)	(0.54)	(0.15)	(0.16)
Net asset value, end of year	$12.67	$11.57	$17.27	$16.59	$13.10
Total Return
Total return based on net asset value(b)	10.11%	(32.34)%	7.36%	27.77%	32.28%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$73,054	$135,136	$43,030	$12,143	$9,179
Ratio of net expenses to average net assets	0.73%	0.71%	0.67%	0.76%	0.73%
Ratio of net investment income to average net assets	0.79%	0.80%	0.29%	0.43%	0.89%
Portfolio turnover rate(c)	15%	25%	14%	12%	19%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford EAFE Plus All Cap Fund

	Value	% of Total Net Assets
Airlines	$4,635,860	1.0%
Apparel	19,133,448	4.2
Auto Parts & Equipment	2,375,815	0.5
Banks	16,579,603	3.7
Beverages	18,029,566	4.0
Chemicals	12,226,129	2.7
Commercial Services	39,618,428	8.8
Cosmetics/Personal Care	18,036,401	4.0
Distribution/Wholesale	6,746,226	1.5
Diversified Financial Services	8,298,903	1.8
Electronics	27,651,344	6.1
Food	10,871,855	2.4
Hand/Machine Tools	7,583,956	1.7
Healthcare — Products	16,315,702	3.6
Healthcare — Services	4,752,544	1.1
Insurance	13,888,734	3.1
Internet	60,494,508	13.4
Investment Companies	19,610,699	4.3
Leisure Time	5,668,826	1.3
Machinery — Construction & Mining	12,728,883	2.8
Machinery — Diversified	34,858,859	7.7
Mining	5,331,183	1.2
Oil & Gas	2,118,092	0.5
Retail	20,304,504	4.5
Semiconductors	37,691,597	8.3
Software	11,913,908	2.6
Toys/Games/Hobbies	5,905,574	1.3
Transportation	4,733,892	1.0
Total Value of Investments	448,105,039	99.1
Other assets less liabilities	4,203,424	0.9
Net Assets	$452,308,463	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
COMMON STOCKS — 96.6%
AUSTRALIA — 1.9%
BHP Group Ltd.	156,044	$5,331,183
Cochlear Ltd.	16,489	3,354,619
		8,685,802
BELGIUM — 1.7%
Anheuser-Busch InBev SA/NV	120,686	7,790,052
BRAZIL — 3.5%
MercadoLibre, Inc. *	7,291	11,458,098
Raia Drogasil SA	749,436	4,536,790
		15,994,888
CHINA — 3.6%
Alibaba Group Holding Ltd.	387,088	3,728,642
Contemporary Amperex Technology Co., Ltd., Class A	103,204	2,375,815
Ping An Insurance Group Co. of China Ltd., Class H	664,500	3,008,390
Prosus NV *	247,741	7,380,227
		16,493,074
DENMARK — 1.1%
DSV A/S	26,942	4,733,892
FRANCE — 6.2%
Air Liquide SA	34,930	6,800,711
Kering	8,049	3,564,891
LVMH Moet Hennessy Louis Vuitton SE	9,766	7,935,238
Remy Cointreau SA	46,076	5,877,221
SOITEC *	20,426	3,655,121
		27,833,182
GERMANY — 2.1%
adidas AG	21,788	4,427,470
Nemetschek SE	60,766	5,246,214
		9,673,684

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
HONG KONG — 5.1%
AIA Group Ltd.	1,250,200	$10,880,344
Hong Kong Exchanges & Clearing Ltd.	128,100	4,393,863
Techtronic Industries Co., Ltd.	636,500	7,583,956
		22,858,163
INDIA — 1.3%
HDFC Bank Ltd.	182,142	3,729,543
Jio Financial Services Ltd. *	68,242	190,789
Reliance Industries Ltd.	68,242	2,118,092
		6,038,424
IRELAND — 1.0%
Ryanair Holdings PLC ADR *	34,762	4,635,860
JAPAN — 19.8%
Cosmos Pharmaceutical Corp.	47,700	5,505,038
Kao Corp.	82,200	3,378,882
Keyence Corp.	14,900	6,546,411
LY Corp.	1,040,200	3,678,443
Murata Manufacturing Co., Ltd.	332,000	7,015,819
Nippon Paint Holdings Co., Ltd.	672,600	5,425,418
Olympus Corp.	500,100	7,218,583
Recruit Holdings Co., Ltd.	133,600	5,585,968
Shimano, Inc.	36,800	5,668,826
Shiseido Co., Ltd.	240,300	7,243,213
SMC Corp.	22,400	11,982,567
Sugi Holdings Co., Ltd.	25,200	1,156,844
Sysmex Corp.	103,300	5,742,501
Tokyo Electron Ltd.	34,200	6,078,704
Unicharm Corp.	205,000	7,414,306
		89,641,523
MEXICO — 1.0%
Fomento Economico Mexicano SAB de CV ADR	33,466	4,362,293
NETHERLANDS — 8.1%
Adyen NV *	5,373	6,936,226
ASML Holding NV	19,277	14,551,964

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
EXOR NV	81,457	$8,153,657
IMCD NV	38,735	6,746,226
		36,388,073
NEW ZEALAND — 1.5%
Xero Ltd. *	87,401	6,667,694
PORTUGAL — 2.4%
Jeronimo Martins SGPS SA	427,176	10,871,855
SINGAPORE — 2.8%
United Overseas Bank Ltd.	595,373	12,850,059
SOUTH KOREA — 0.5%
Coupang, Inc. *	154,666	2,504,043
SWEDEN — 7.4%
Atlas Copco AB, A Shares	778,603	13,416,197
Atlas Copco AB, B Shares	196,391	2,913,684
Epiroc AB, B Shares	328,374	5,758,953
Investor AB, B Shares	494,057	11,457,042
		33,545,876
SWITZERLAND — 3.1%
Cie Financiere Richemont SA	65,925	9,105,833
Lonza Group AG	11,273	4,752,544
		13,858,377
TAIWAN — 3.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	128,902	13,405,808
UNITED KINGDOM — 13.5%
Ashtead Group PLC	99,174	6,893,304
Auto Trader Group PLC	1,340,284	12,312,720
Burberry Group PLC	177,738	3,205,849
Games Workshop Group PLC	46,991	5,905,574
Hargreaves Lansdown PLC	397,418	3,714,251
Intertek Group PLC	91,099	4,931,792
Rightmove PLC	1,073,925	7,894,410
Trainline PLC *	1,061,006	4,352,060

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford EAFE Plus All Cap Fund

	Shares	Value
Weir Group PLC (The)	290,069	$6,969,929
Wise PLC, Class A *	439,912	4,892,477
		61,072,366
UNITED STATES — 6.0%
Experian PLC	254,408	10,378,661
Mettler-Toledo International, Inc. *	7,720	9,364,051
Spotify Technology SA *	38,241	7,185,866
		26,928,578
Total Common Stocks
(cost $345,500,549)		436,833,566
PREFERRED STOCKS — 2.5%
GERMANY — 2.5%
Sartorius AG 0.43%	30,694	11,271,473
Total Preferred Stocks
(cost $5,519,923)		11,271,473
TOTAL INVESTMENTS — 99.1%
(cost $351,020,472)		$448,105,039
Other assets less liabilities — 0.9%		4,203,424
NET ASSETS — 100.0%		$452,308,463

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$64,648,306	$372,185,260	$—	$436,833,566
Preferred Stocks **	—	11,271,473	—	11,271,473
Total	$64,648,306	$383,456,733	$—	$448,105,039

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford EAFE Plus All Cap Fund

ASSETS
Investments, at value (cost $351,020,472)	$448,105,039
Cash	4,077,340
Tax reclaims receivable	451,698
Dividends receivable	353,149
Receivable for investments sold	75,023
Prepaid assets	19,366
Total Assets	453,081,615
LIABILITIES
Advisory fee payable	375,465
Deferred India capital gains tax liability (Note A)	116,902
Shareholder Servicing fee payable	108,613
Administration & Supervisory fee payable	52,730
Trustee fee payable	6,507
Commitment fee payable	1,559
Accrued expenses	111,376
Total Liabilities	773,152
NET ASSETS	$452,308,463
COMPOSITION OF NET ASSETS
Paid-in capital	$387,691,807
Total distributable earnings	64,616,656
$452,308,463
NET ASSET VALUE, PER SHARE
Class 2 ($199,194,796 / 13,529,201 shares outstanding), unlimited authorized, no par value	$14.72
Class 3 ($128,569,815 / 8,736,460 shares outstanding), unlimited authorized, no par value	$14.72
Class K ($119,603,793 / 8,155,223 shares outstanding), unlimited authorized, no par value	$14.67
Institutional Class ($4,940,059 / 338,418 shares outstanding), unlimited authorized, no par value	$14.60
The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford EAFE Plus All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $554,026)	$6,556,555
Interest	116,602
Total Investment Income	6,673,157
EXPENSES
Advisory fee (Note B)	1,628,152
Shareholder Servicing fees — Class 2 shares (Note B)	326,839
Shareholder Servicing fees — Class 3 shares (Note B)	128,405
Administration & Supervisory fee — Class K shares (Note B)	217,451
Administration & Supervisory fee — Institutional Class shares (Note B)	28,238
Transfer agency	85,881
Sub-transfer agency — Institutional Class shares	15,810
Fund accounting	105,498
Legal	91,750
Professional fees	91,064
Custody	49,376
Registration fees	33,894
Trustees' fees	23,108
Commitment fees	6,660
Line of credit interest	2,464
Miscellaneous	24,205
Total Expenses	2,858,795
Net Investment Income	3,814,362
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments (net of India capital gains tax expense of $3,406)	(26,459,516)
Foreign currency transactions	(70,884)
(26,530,400)
Net change in unrealized appreciation on:
Investments (net of change in deferred India capital gains tax liability of $105,223) (Note A)	65,155,866
Translation of net assets and liabilities denominated in foreign currencies	25,955
65,181,821
Net realized and unrealized gain	38,651,421
NET INCREASE IN NET ASSETS FROM OPERATIONS	$42,465,783

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford EAFE Plus All Cap Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3,814,362	$3,432,684
Net realized (loss)	(26,530,400)	(3,228,308)
Net change in unrealized appreciation (depreciation)	65,181,821	(201,820,026)
Net Increase (Decrease) in Net Assets from Operations	42,465,783	(201,615,650)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	—	(4,407,369)
Class 3	—	(3,067,698)
Class K	—	(3,131,099)
Institutional Class	—	(443,381)
Total Distributions to Shareholders	—	(11,049,547)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	4,506,000	66,979,275 *
Class 3	—	48,661,226 *
Class K	484,317	14,784,641
Institutional Class	1,756,326	2,016,768
Dividends reinvested:
Class 2	—	4,407,368
Class 3	—	3,067,698
Class K	—	3,130,898
Institutional Class	—	441,482
Cost of shares redeemed:
Class 2	—	(7,100,000)
Class 3	(6,176,550)	(67,348,275)*
Class 4	—	(3,764,253)*
Class K	(17,201,568)	(3,894,300)
Institutional Class	(15,427,673)	(12,855,574)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(32,059,148)	48,526,954
Total Increase (Decrease) in Net Assets	10,406,635	(164,138,243)
NET ASSETS
Beginning of Year	441,901,828	606,040,071
End of Year	$452,308,463	$441,901,828

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$13.37	$19.93	$21.15	$16.71	$13.15
From Investment Operations
Net investment income(a)	0.11	0.11	0.07	0.07	0.27
Net realized and unrealized gain (loss) on investments and foreign currency	1.24	(6.32)	0.63	4.73	3.91
Net increase (decrease) in net asset value from investment operations	1.35	(6.21)	0.70	4.80	4.18
Dividends and Distributions to Shareholders
From net investment income	—	(0.01)	(0.28)	(0.14)	(0.33)
From net realized gain on investments	—	(0.34)	(1.64)	(0.22)	(0.29)
Total dividends and distributions	—	(0.35)	(1.92)	(0.36)	(0.62)
Net asset value, end of year	$14.72	$13.37	$19.93	$21.15	$16.71
Total Return
Total return based on net asset value(b)	10.09%	(31.17)%	3.31%	28.77%	31.73%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$199,195	$176,604	$179,913	$343,888	$309,335
Ratio of net expenses to average net assets	0.63%	0.64%	0.61%	0.62%	0.65%
Ratio of net investment income to average net assets	0.80%	0.80%	0.32%	0.42%	1.76%
Portfolio turnover rate(c)	16%	17%	10%	20%	11%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class 3 share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period August 3, 2020(a) through December 31, 2020	For the Year Ended December 31, 2017
Net asset value, beginning of period	$13.36	$19.90	$21.14	$17.57	$12.58
From Investment Operations
Net investment income(b)	0.12	0.10	0.08	0.03	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.24	(6.29)	0.63	3.93	3.79
Net increase (decrease) in net asset value from investment operations	1.36	(6.19)	0.71	3.96	3.95
Dividends and Distributions to Shareholders
From net investment income	—	(0.01)	(0.31)	(0.17)	(0.27)
From net realized gain on investments	—	(0.34)	(1.64)	(0.22)	—
Total dividends and distributions	—	(0.35)	(1.95)	(0.39)	(0.27)
Proceeds from Purchase Fees and Redemption Fees(b)	—	—	—	—	0.00 (c)
Net asset value, end of period	$14.72	$13.36	$19.90	$21.14	$16.26
Total Return
Total return based on net asset value(d)	10.17%	(31.12)%	3.38%	22.49%	31.37%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$128,570	$122,784	$211,865	$146,565	$26,932
Ratio of net expenses to average net assets	0.56%	0.57%	0.54%	0.54%*	0.60%
Ratio of net investment income to average net assets	0.87%	0.69%	0.36%	0.35%*	1.06%
Portfolio turnover rate(e)	16%	17%	10%	20%	12%

*  Annualized

(a)  Recommencement of investment operations. Class had no shareholders from April 9, 2018 to August 2, 2020. All shares of this class were redeemed at $16.18 on April 9, 2018. New shares were issued at $17.57 on August 3, 2020.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford EAFE Plus All Cap Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$13.32	$19.86	$21.09	$16.66	$13.12
From Investment Operations
Net investment income(a)	0.11	0.10	0.07	0.07	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.24	(6.29)	0.63	4.73	3.91
Net increase (decrease) in net asset value from investment operations	1.35	(6.19)	0.70	4.80	4.17
Dividends and Distributions to Shareholders
From net investment income	—	(0.01)	(0.29)	(0.15)	(0.34)
From net realized gain on investments	—	(0.34)	(1.64)	(0.22)	(0.29)
Total dividends and distributions	—	(0.35)	(1.93)	(0.37)	(0.63)
Net asset value, end of year	$14.67	$13.32	$19.86	$21.09	$16.66
Total Return
Total return based on net asset value(b)	10.14%	(31.19)%	3.33%	28.78%	31.72%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$119,604	$124,889	$166,910	$202,514	$114,922
Ratio of net expenses to average net assets	0.63%	0.64%	0.61%	0.62%	0.65%
Ratio of net investment income to average net assets	0.80%	0.70%	0.31%	0.40%	1.73%
Portfolio turnover rate(c)	16%	17%	10%	20%	11%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford EAFE Plus All Cap Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$13.28	$19.81	$21.05	$16.63	$13.10
From Investment Operations
Net investment income(a)	0.11	0.10	0.05	0.05	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.21	(6.28)	0.62	4.72	3.88
Net increase (decrease) in net asset value from investment operations	1.32	(6.18)	0.67	4.77	4.14
Dividends and Distributions to Shareholders
From net investment income	—	(0.01)	(0.27)	(0.13)	(0.32)
From net realized gain on investments	—	(0.34)	(1.64)	(0.22)	(0.29)
Total dividends and distributions	—	(0.35)	(1.91)	(0.35)	(0.61)
Net asset value, end of year	$14.60	$13.28	$19.81	$21.05	$16.63
Total Return
Total return based on net asset value(b)	9.94%	(31.22)%	3.20%	28.68%	31.60%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$4,940	$17,625	$42,442	$39,894	$23,378
Ratio of net expenses to average net assets	0.72%	0.73%	0.72%	0.72%	0.75%
Ratio of net investment income to average net assets	0.74%	0.65%	0.21%	0.30%	1.72%
Portfolio turnover rate(c)	16%	17%	10%	20%	11%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets Equities Fund

	Value	% of Total Net Assets
Airlines	$50,367,658	1.1%
Apparel	55,095,201	1.2
Auto Manufacturers	121,534,343	2.5
Auto Parts & Equipment	62,062,247	1.3
Banks	579,799,604	12.1
Beverages	143,250,834	3.0
Biotechnology	36,003,556	0.8
Building Materials	99,973,224	2.1
Computers	119,818,890	2.5
Diversified Financial Services	127,525,377	2.7
Electronics	73,444,883	1.5
Gas	44,086,650	0.9
Home Furnishings	140,790,880	3.0
Insurance	116,083,237	2.4
Internet	867,796,795	18.2
Mining	135,924,624	2.8
Miscellaneous Manufacturing	40,737,282	0.9
Oil & Gas	539,541,527	11.3
Real Estate	41,751,503	0.9
Retail	67,597,622	1.4
Semiconductors	1,125,169,119	23.5
Software	68,665,274	1.4
Telecommunications	73,681,100	1.5
Transportation	27,616,523	0.6
Total Value of Investments	4,758,317,953	99.6
Other assets less liabilities	21,334,372	0.4
Net Assets	$4,779,652,325	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
COMMON STOCKS — 95.6%
BRAZIL — 11.7%
B3 SA — Brasil Bolsa Balcao	27,481,900	$82,225,035
Banco Bradesco SA ADR	19,616,920	68,659,220
MercadoLibre, Inc. *	125,691	197,528,434
Petroleo Brasileiro SA ADR	13,182,321	210,521,667
		558,934,356
CANADA — 0.3%
Valeura Energy, Inc. *	5,834,113	12,504,344
CHILE — 0.8%
Lundin Mining Corp.	4,465,067	36,527,924
CHINA — 23.9%
Alibaba Group Holding Ltd.	14,368,320	138,403,457
Anker Innovations Technology Co., Ltd., Class A	4,127,300	51,536,990
Baidu, Inc., Class A *	4,542,500	67,619,279
BeiGene Ltd. *	1,718,795	23,966,196
Brilliance China Automotive Holdings Ltd.	50,358,000	28,049,048
China Merchants Bank Co., Ltd., Class H	14,883,000	51,770,942
Haier Smart Home Co., Ltd., Class H	15,542,680	43,902,373
JD.com, Inc., Class A	2,965,285	42,827,881
KE Holdings, Inc. ADR	359,307	5,824,366
KE Holdings, Inc., Class A	6,575,724	35,927,136
Kuaishou Technology *	2,462,900	16,758,125
Kweichow Moutai Co., Ltd., Class A	362,500	88,240,527
Li Ning Co., Ltd.	4,444,500	11,927,410
Lufax Holding Ltd. ADR	1,585,838	4,868,523
Midea Group Co., Ltd., Class A	5,885,870	45,351,516
Minth Group Ltd.	12,518,000	25,319,295
Ping An Bank Co., Ltd., Class A	19,575,809	25,921,096
Ping An Insurance Group Co. of China Ltd., Class H	13,844,500	62,678,198
Shenzhou International Group Holdings Ltd.	5,370,500	55,095,201
Silergy Corp.	4,525,000	73,444,883
Tencent Holdings Ltd.	4,221,300	159,374,646
Tencent Music Entertainment Group ADR *	3,345,548	30,143,388

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
Zai Lab Ltd. *	4,446,930	$12,037,360
Zijin Mining Group Co., Ltd., Class H	23,218,000	37,849,268
		1,138,837,104
INDIA — 14.4%
Delhivery Ltd. *	5,907,980	27,616,523
HDFC Bank Ltd.	6,421,306	131,482,801
HDFC Life Insurance Co., Ltd.	6,873,106	53,405,039
Jio Financial Services Ltd. *	14,461,787	40,431,819
Reliance Industries Ltd.	6,194,273	192,257,544
Tata Consultancy Services Ltd.	2,141,072	97,512,766
Tech Mahindra Ltd.	4,494,977	68,665,274
UltraTech Cement Ltd.	417,554	52,674,951
WNS Holdings Ltd. ADR *	352,945	22,306,124
		686,352,841
INDONESIA — 2.2%
Bank Rakyat Indonesia Persero Tbk PT	279,671,863	103,945,048
MEXICO — 5.3%
Cemex SAB de CV, Participating Certificate, ADR *	6,103,003	47,298,273
Fomento Economico Mexicano SAB de CV ADR	422,020	55,010,307
Grupo Financiero Banorte SAB de CV, Class O	9,638,433	97,116,535
Wal-Mart de Mexico SAB de CV	13,241,853	55,670,213
		255,095,328
PANAMA — 1.1%
Copa Holdings SA, Class A	473,781	50,367,658
PERU — 0.9%
Credicorp Ltd.	287,175	43,056,148
POLAND — 1.2%
Allegro.eu SA *	3,717,023	31,461,576
KGHM Polska Miedz SA	860,573	26,844,504
		58,306,080
RUSSIA — 0.0% (a)
MMC Norilsk Nickel PJSC *(b)	548,127	0
MMC Norilsk Nickel PJSC ADR *(b)	2	0

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
Moscow Exchange MICEX-RTS PJSC *(b)	14,557,370	$0
Sberbank of Russia PJSC *(b)	31,444,360	0
		0
SINGAPORE — 0.7%
Sea Ltd. ADR *	838,919	33,976,219
SOUTH AFRICA — 2.4%
FirstRand Ltd.	8,227,356	33,008,047
Naspers Ltd., N Shares	463,102	79,269,189
		112,277,236
SOUTH KOREA — 13.5%
Coupang, Inc. *	3,107,885	50,316,658
Hyundai Motor Co.	594,293	93,485,294
NAVER Corp.	116,275	20,117,944
Samsung Electronics Co., Ltd.	4,874,654	295,876,100
Samsung SDI Co., Ltd.	100,917	36,742,952
SK Hynix, Inc.	1,407,008	153,557,989
		650,096,937
TAIWAN — 13.9%
Accton Technology Corp.	4,335,000	73,681,101
MediaTek, Inc.	2,722,000	89,880,174
Taiwan Semiconductor Manufacturing Co., Ltd.	26,097,310	500,325,924
		663,887,199
THAILAND — 2.6%
Fabrinet *	214,035	40,737,282
PTT Exploration & Production PCL	14,427,900	62,847,820
SCB X PCL	8,120,800	24,839,768
		128,424,870
ZAMBIA — 0.7%
First Quantum Minerals Ltd.	4,238,075	34,702,927
Total Common Stocks
(cost $4,177,216,354)		4,567,292,219

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets Equities Fund

	Shares	Value
PREFERRED STOCKS — 4.0%
BRAZIL — 2.2%
Petroleo Brasileiro SA ADR 8.40%	4,018,989	$61,410,152
Raizen SA 6.61%	53,156,210	44,086,651
		105,496,803
SOUTH KOREA — 1.8%
Samsung Electronics Co., Ltd. 1.72%	1,774,956	85,528,931
Total Preferred Stocks
(cost $150,772,080)		191,025,734
TOTAL INVESTMENTS — 99.6%
(cost $4,327,988,434)		$4,758,317,953
Other assets less liabilities — 0.4%		21,345,748
NET ASSETS — 100.0%		$4,779,663,701

(a)  Amount rounds to less than 0.1%.

(b)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$1,097,136,210	$3,470,156,009	$0	$4,567,292,219
Preferred Stocks **	61,410,152	129,615,582	—	191,025,734
Total	$1,158,546,362	$3,599,771,591	$0	$4,758,317,953

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets Equities Fund

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2022	$0
Purchases	—
Sales	(23,691,253)
Realized gain (loss)	(44,722,676)
Change in unrealized gain (loss)	68,413,929
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at December 31, 2023	$0
Change in unrealized gain (loss) related to Investments still held at December 31, 2023.	$—

There were no transfers into or out of Level 3 during the period ended December 31, 2023.

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in 2022 in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. These market conditions have not changed during the year to December 31, 2023 and as a result, management continue to value all the Russian securities listed in the Portfolio of Investments at $0 and include them within Level 3.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets Equities Fund

ASSETS
Investments, at value (cost $4,327,988,434)	$4,758,317,953
Cash	16,289,992
Foreign cash, at value (cost $677,350)	672,847
Dividends receivable	22,574,290
Receivable for investments sold	12,436,608
Capital shares sold receivable	3,230,001
Reimbursement receivable	226,730
Tax reclaims receivable	174,346
Receivable for India capital gains tax refunds (Note A)	1,358,831
Prepaid assets	83,867
Total Assets	4,815,365,465
LIABILITIES
Advisory fee payable	6,056,774
Deferred India capital gains tax liability (Note A)	21,304,979
Capital shares purchased payable	5,461,474
Administration & Supervisory fee payable	1,292,841
Shareholder Servicing fee payable	167,575
Trustee fee payable	69,740
Commitment fee payable	16,704
Accrued expenses	1,331,677
Total Liabilities	35,701,764
NET ASSETS	$4,779,663,701
COMPOSITION OF NET ASSETS
Paid-in capital	$4,871,769,473
Total accumulated (loss)	(92,105,772)
$4,779,663,701
NET ASSET VALUE, PER SHARE
Class 2 ($59,143,833 / 3,142,874 shares outstanding), unlimited authorized, no par value	$18.82
Class 3 ($226,753,327 / 11,933,709 shares outstanding), unlimited authorized, no par value	$19.00
Class 4 ($212,997,246 / 11,215,415 shares outstanding), unlimited authorized, no par value	$18.99
Class 5 ($1,115,351,875 / 56,923,418 shares outstanding), unlimited authorized, no par value	$19.59
Class K ($2,233,351,106 / 119,281,170 shares outstanding), unlimited authorized, no par value	$18.72
Institutional Class ($932,066,314 / 49,786,616 shares outstanding), unlimited authorized, no par value	$18.72

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford Emerging Markets Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $16,745,204)	$150,979,611
Interest	984,302
Total Investment Income	151,963,913
EXPENSES
Advisory fee (Note B)	24,611,623
Shareholder Servicing fees — Class 2 shares (Note B)	95,476
Shareholder Servicing fees — Class 3 shares (Note B)	279,085
Shareholder Servicing fees — Class 4 shares (Note B)	106,051
Shareholder Servicing fees — Class 5 shares (Note B)	235,740
Administration & Supervisory fee — Class K shares (Note B)	3,578,755
Administration & Supervisory fee — Institutional Class shares (Note B)	1,527,190
Transfer agency	223,279
Sub-transfer agency — Institutional Class shares	754,036
Custody	2,601,991
Legal	915,330
Fund accounting	802,711
Trustees' fees	235,842
Registration fees	102,422
Commitment fees	67,794
Professional fees	53,046
Line of Credit Interest	8,326
Miscellaneous	234,470
Total Expenses	36,433,167
Net Investment Income	115,530,746
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments (net of India capital gains tax expense of $2,324,680)	(93,781,128)
Foreign currency transactions	(161,793)
(93,942,921)
Net change in unrealized appreciation on:
Investments (net of change in deferred India capital gains tax liability of $8,227,643) (Note A)	$600,928,769
Translation of net assets and liabilities denominated in foreign currencies	25,147
600,953,916
Net realized and unrealized gain	507,010,995
NET INCREASE IN NET ASSETS FROM OPERATIONS	$622,541,741

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford Emerging Markets Equities Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$115,530,746	$194,099,878
Net realized (loss)	(93,942,921)	(177,106,556)
Net change in unrealized appreciation (depreciation)	600,953,916	(1,677,360,758)
Net Increase (Decrease) in Net Assets from Operations	622,541,741	(1,660,367,436)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(2,285,172)	(2,673,322)
Class 3	(8,760,446)	(11,120,134)
Class 4	(8,383,004)	(9,560,421)
Class 5	(42,890,720)	(59,441,029)
Class K	(87,821,473)	(103,143,708)
Institutional Class	(35,994,844)	(43,187,502)
Total Distributions to Shareholders	(186,135,659)	(229,126,116)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	8,784	3,592,367 *
Class 3	201,955,627 *	—
Class 4	215,035,903 *	—
Class 5	12,552,499	5,000,000
Class K	428,176,206 *	649,159,308 *
Institutional Class	300,373,191 *	529,206,581
Dividends reinvested:
Class 2	2,285,172	2,673,322
Class 3	8,760,446	11,120,134
Class 4	8,383,004	9,560,421
Class 5	42,890,720	59,441,029
Class K	74,746,645	82,369,239
Institutional Class	34,987,667	42,294,883
Cost of shares redeemed:
Class 2	(120,000)	(80,000)
Class 3	(232,848,613)*	—
Class 4	(201,944,954)*	—
Class 5	(220,000,000)	(144,626,367)*
Class K	(411,390,842)*	(613,627,474)
Institutional Class	(323,633,729)*	(558,503,670)*
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(59,782,274)	77,579,773
Total Increase (Decrease) in Net Assets	376,623,808	(1,811,913,779)
NET ASSETS
Beginning of Year	4,403,039,893	6,214,953,672
End of Year	$4,779,663,701	$4,403,039,893

*  See Note D for details of share class coversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$17.13	$24.55	$27.66	$21.71	$17.62
From Investment Operations
Net investment income(a)	0.46	0.77	0.34	0.19	0.63
Net realized and unrealized gain (loss) on investments and foreign currency	1.99	(7.26)	(2.76)	6.11	4.30
Net increase (decrease) in net asset value from investment operations	2.45	(6.49)	(2.42)	6.30	4.93
Dividends and Distributions to Shareholders
From net investment income	(0.76)	(0.93)	(0.33)	(0.35)	(0.65)
From net realized gain on investments	—	—	(0.36)	—	(0.19)
Total dividends and distributions	(0.76)	(0.93)	(0.69)	(0.35)	(0.84)
Net asset value, end of year	$18.82	$17.13	$24.55	$27.66	$21.71
Total Return
Total return based on net asset value(b)	14.32%	(26.44)%	(8.75)%	29.06%	28.00%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$59,144	$51,848	$66,301	$144,906	$118,856
Ratio of net expenses to average net assets	0.81%	0.83%	0.78%	0.80%	0.83%
Ratio of net investment income to average net assets	2.47%	3.96%	1.20%	0.90%	3.29	%(c)
Portfolio turnover rate(d)	23%	15%	19%	24%	15%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$17.28	$24.76	$27.92	$21.91	$17.77
From Investment Operations
Net investment income(a)	0.55	0.78	0.50	0.20	0.71
Net realized and unrealized gain (loss) on investments and foreign currency	1.93	(7.32)	(2.93)	6.18	4.29
Net increase (decrease) in net asset value from investment operations	2.48	(6.54)	(2.43)	6.38	5.00
Dividends and Distributions to Shareholders
From net investment income	(0.76)	(0.94)	(0.37)	(0.37)	(0.67)
From net realized gain on investments	—	—	(0.36)	—	(0.19)
Total dividends and distributions	(0.76)	(0.94)	(0.73)	(0.37)	(0.86)
Net asset value, end of year	$19.00	$17.28	$24.76	$27.92	$21.91
Total Return
Total return based on net asset value(b)	14.40%	(26.39)%	(8.68)%	29.15%	28.09%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$226,753	$214,704	$291,674	$168,460	$344,702
Ratio of net expenses to average net assets	0.74%	0.76%	0.71%	0.73%	0.76%
Ratio of net investment income to average net assets	2.94%	3.97%	1.79%	0.95%	3.45	%(c)
Portfolio turnover rate(d)	23%	15%	19%	24%	15%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 4 share outstanding throughout each period:

	For the Period July 14, 2023(a) through December 31, 2023	For the Period January 1, 2023 through April 13, 2023(a)		For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Period January 10, 2020(b) through December 31, 2020	For the Period January 1, 2016 through October 10, 2016(b)
Net asset value, beginning of period	$19.96	$17.54		$25.11	$28.30	$22.69	$15.12
From Investment Operations
Net investment income(c)	0.19	0.07		0.80	0.47	0.22	0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)	1.42		(7.42)	(2.93)	5.76	1.69
Net increase (decrease) in net asset value from investment operations	(0.19)	1.49		(6.62)	(2.46)	5.98	1.80
Dividends and Distributions to Shareholders
From net investment income	(0.78)	—		(0.95)	(0.37)	(0.37)	—
From net realized gain on investments	—	—		—	(0.36)	—	—
Total dividends and distributions	(0.78)	—		(0.95)	(0.73)	(0.37)	—
Proceeds from Purchase Fees and Redemption Fees(c)	—	—		—	—	—	0.01
Net asset value, end of period	$18.99	$19.03		$17.54	$25.11	$28.30	$16.93
Total Return
Total return based on net asset value(d)	(0.94)%	8.48%		(26.37)%	(8.66)%	26.45%	12.04%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$212,997	$201,945		$186,171	$252,837	$276,791	$110,086
Ratio of net expenses to average net assets	0.71%*	0.71	%*	0.73%	0.68%	0.70%*	0.73	%*
Ratio of net investment income to average net assets	2.10%*	1.36	%*	4.00%	1.64%	1.05%*	1.29	%*
Portfolio turnover rate(e)	23%	23%		15%	19%	24%	24%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 13, 2023 to July 13, 2023. All shares of this class were redeemed on April 13, 2023 at $19.03. New shares were issued at $19.96 on July 14, 2023.

(b)  Recommencement of investment operations. Class had no shareholders from October 10, 2016 to January 09, 2020. All shares of this class were redeemed on October 10, 2016 at $16.93. New shares were issued at $22.69 on January 10, 2020.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$17.80	$25.47	$28.69	$22.50	$18.23
From Investment Operations
Net investment income(a)	0.52	0.82	0.49	0.24	0.72
Net realized and unrealized gain (loss) on investments and foreign currency	2.05	(7.53)	(2.96)	6.33	4.42
Net increase (decrease) in net asset value from investment operations	2.57	(6.71)	(2.47)	6.57	5.14
Dividends and Distributions to Shareholders
From net investment income	(0.78)	(0.96)	(0.39)	(0.38)	(0.68)
From net realized gain on investments	—	—	(0.36)	—	(0.19)
Total dividends and distributions	(0.78)	(0.96)	(0.75)	(0.38)	(0.87)
Net asset value, end of year	$19.59	$17.80	$25.47	$28.69	$22.50
Total Return
Total return based on net asset value(b)	14.48%	(26.33)%	(8.61)%	29.25%	28.19%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,115,352	$1,162,457	$1,746,589	$1,953,356	$1,331,946
Ratio of net expenses to average net assets	0.66%	0.68%	0.63%	0.65%	0.68%
Ratio of net investment income to average net assets	2.68%	4.01%	1.68%	1.08%	3.47	%(c)
Portfolio turnover rate(d)	23%	15%	19%	24%	15%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Emerging Markets Equities Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$17.04	$24.44	$27.56	$21.64	$17.57
From Investment Operations
Net investment income(a)	0.45	0.76	0.44	0.20	0.71
Net realized and unrealized gain (loss) on investments and foreign currency	1.99	(7.23)	(2.85)	6.08	4.21
Net increase (decrease) in net asset value from investment operations	2.44	(6.47)	(2.41)	6.28	4.92
Dividends and Distributions to Shareholders
From net investment income	(0.76)	(0.93)	(0.35)	(0.36)	(0.66)
From net realized gain on investments	—	—	(0.36)	—	(0.19)
Total dividends and distributions	(0.76)	(0.93)	(0.71)	(0.36)	(0.85)
Net asset value, end of year	$18.72	$17.04	$24.44	$27.56	$21.64
Total Return
Total return based on net asset value(b)	14.30%	(26.47)%	(8.72)%	29.04%	28.00%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$2,233,351	$1,949,586	$2,654,520	$2,441,338	$1,328,535
Ratio of net expenses to average net assets	0.81%	0.83%	0.78%	0.80%	0.83%
Ratio of net investment income to average net assets	2.45%	3.94%	1.58%	0.95%	3.55	%(c)
Portfolio turnover rate(d)	23%	15%	19%	24%	15%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Emerging Markets Equities Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$17.04	$24.43	$27.55	$21.64	$17.56
From Investment Operations
Net investment income(a)	0.44	0.74	0.41	0.18	0.79
Net realized and unrealized gain (loss) on investments and foreign currency	1.98	(7.22)	(2.85)	6.07	4.12
Net increase (decrease) in net asset value from investment operations	2.42	(6.48)	(2.44)	6.25	4.91
Dividends and Distributions to Shareholders
From net investment income	(0.74)	(0.91)	(0.32)	(0.34)	(0.64)
From net realized gain on investments	—	—	(0.36)	—	(0.19)
Total dividends and distributions	(0.74)	(0.91)	(0.68)	(0.34)	(0.83)
Net asset value, end of year	$18.72	$17.04	$24.43	$27.55	$21.64
Total Return
Total return based on net asset value(b)	14.21%	(26.52)%	(8.82)%	28.91%	27.94%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$932,066	$838,274	$1,203,032	$1,226,335	$663,593
Ratio of net expenses to average net assets	0.89%	0.91%	0.87%	0.89%	0.92%
Ratio of net investment income to average net assets	2.40%	3.81%	1.46%	0.86%	3.81	%(c)
Portfolio turnover rate(d)	23%	15%	19%	24%	15%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets ex China Fund

	Value	% of Total Net Assets
Airlines	$8,186	0.9%
Auto Manufacturers	16,674	1.8
Auto Parts & Equipment	19,743	2.1
Banks	133,027	14.3
Beverages	15,381	1.7
Building Materials	21,379	2.3
Computers	37,140	4.0
Diversified Financial Services	28,021	3.0
Electronics	6,748	0.7
Gas	8,791	0.9
Insurance	14,048	1.5
Internet	102,105	11.0
Investment Companies	5,880	0.6
Machinery — Diversified	5,318	0.6
Mining	33,055	3.6
Miscellaneous Manufacturing	17,494	1.9
Oil & Gas	103,469	11.1
Retail	18,805	2.0
Semiconductors	261,003	28.1
Software	13,932	1.5
Telecommunications	16,997	1.8
Transportation	6,684	0.7
Total Value of Investments	893,880	96.1
Other assets less liabilities	35,859	3.9
Net Assets	$929,739	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
COMMON STOCKS — 92.7%
BRAZIL — 13.9%
B3 SA — Brasil Bolsa Balcao	4,600	$13,763
Banco Bradesco SA ADR	2,757	9,649
MercadoLibre, Inc. *	30	47,146
NU Holdings Ltd., Class A *	693	5,773
Petroleo Brasileiro SA ADR	2,645	42,241
Raia Drogasil SA	900	5,448
WEG SA	700	5,318
		129,338
CANADA — 1.2%
Ivanhoe Mines Ltd., Class A *	1,154	11,191
CHILE — 0.9%
Lundin Mining Corp.	1,002	8,197
INDIA — 19.1%
Delhivery Ltd. *	1,430	6,685
Escorts Kubota Ltd.	212	7,596
HDFC Bank Ltd.	1,644	33,663
HDFC Life Insurance Co., Ltd.	1,808	14,048
ICICI Bank Ltd.	1,040	12,428
Jio Financial Services Ltd. *	3,034	8,482
Reliance Industries Ltd.	1,242	38,549
Samvardhana Motherson International Ltd.	6,153	7,534
Tata Consultancy Services Ltd.	418	19,037
Tech Mahindra Ltd.	912	13,932
UltraTech Cement Ltd.	85	10,723
WNS Holdings Ltd. ADR *	76	4,803
		177,480
INDONESIA — 3.2%
Bank Mandiri Persero Tbk PT	25,600	10,057
Bank Rakyat Indonesia Persero Tbk PT	51,900	19,289
		29,346
MEXICO — 6.4%
Cemex SAB de CV, Participating Certificate, ADR *	1,375	10,656

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
Fomento Economico Mexicano SAB de CV ADR	118	$15,381
Grupo Financiero Banorte SAB de CV, Class O	2,046	20,615
Wal-Mart de Mexico SAB de CV	3,177	13,357
		60,009
PANAMA — 0.9%
Copa Holdings SA, Class A	77	8,186
PERU — 1.0%
Credicorp Ltd.	65	9,745
POLAND — 1.5%
Allegro.eu SA *	858	7,262
KGHM Polska Miedz SA	210	6,551
		13,813
RUSSIA — 0.0% (a)
MMC Norilsk Nickel PJSC *(b)	94	0
MMC Norilsk Nickel PJSC ADR *(b)	6	0
Moscow Exchange MICEX-RTS PJSC *(b)	2,760	0
Sberbank of Russia PJSC *(b)	5,512	0
		0
SAUDI ARABIA — 0.6%
Saudi Tadawul Group Holding Co.	118	5,775
SINGAPORE — 1.3%
Sea Ltd. ADR *	295	11,948
SOUTH AFRICA — 3.0%
FirstRand Ltd.	1,342	5,384
Naspers Ltd., N Shares	97	16,604
Remgro Ltd.	662	5,880
		27,868
SOUTH KOREA — 16.5%
Coupang, Inc. *	435	7,043
Hanon Systems	487	2,743
Hyundai Motor Co.	106	16,674
Koh Young Technology, Inc. *	527	6,748
The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
NAVER Corp.	42	$7,267
NCSoft Corp. *	26	4,836
Samsung Electronics Co., Ltd.	1,125	68,284
Samsung SDI Co., Ltd.	26	9,466
SK Hynix, Inc.	287	31,323
		154,384
TAIWAN — 19.2%
Accton Technology Corp.	1,000	16,997
Advantech Co., Ltd.	1,099	13,300
MediaTek, Inc.	1,000	33,020
Taiwan Semiconductor Manufacturing Co., Ltd.	6,000	115,029
		178,346
THAILAND — 3.2%
Fabrinet *	52	9,897
PTT Exploration & Production PCL	3,000	13,068
SCB X PCL	2,100	6,423
		29,388
ZAMBIA — 0.8%
First Quantum Minerals Ltd.	869	7,116
Total Common Stocks
(cost $939,416)		862,130
PREFERRED STOCKS — 3.4%
BRAZIL — 2.0%
Petroleo Brasileiro SA ADR 8.40%	629	9,611
Raizen SA 6.61%	10,600	8,791
		18,402

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets ex China Fund

	Shares	Value
SOUTH KOREA — 1.4%
Samsung Electronics Co., Ltd. 1.72%	277	$13,348
Total Preferred Stocks
(cost $33,561)		31,750
TOTAL INVESTMENTS — 96.1%
(cost $972,977)		$893,880
Other assets less liabilities — 3.9%		35,859
NET ASSETS — 100.0%		$929,739

(a)  Amount rounds to less than 0.1%.

(b)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$248,824	$613,306	$0	$862,130
Preferred Stocks **	9,611	22,139	—	31,750
Total	$258,435	$635,445	$0	$893,880

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets ex China Fund

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2022	$0
Purchases	—
Sales	(4,134)
Realized gain (loss)	(6,993)
Change in unrealized gain (loss)	11,127
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at December 31, 2023	$0
Change in unrealized gain (loss) related to Investments still held at December 31, 2023.	$—

There were no transfers into or out of Level 3 during the period ended December 31, 2023.

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in 2022 in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. These market conditions have not changed during the year to December 31, 2023 and as a result, management continue to value all the Russian securities listed in the Portfolio of Investments at $0 and include them within Level 3.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Emerging Markets ex China Fund

ASSETS
Investments, at value (cost $972,977)	$893,880
Cash	6,023
Foreign cash, at value (cost $135)	134
Due from Manager	80,068
Dividends receivable	4,252
Prepaid assets	21,486
Total Assets	1,005,843
LIABILITIES
Advisory fee payable	1,195
Deferred India capital gains tax liability (Note A)	2,998
Administration & Supervisory fee payable	369
Trustee fee payable	13
Commitment fee payable	3
Accrued expenses	71,526
Total Liabilities	76,104
NET ASSETS	$929,739
COMPOSITION OF NET ASSETS
Paid-in capital	$1,060,590
Total accumulated (loss)	(130,851)
$929,739
NET ASSET VALUE, PER SHARE
Class K ($464,870 / 53,944 shares outstanding), unlimited authorized, no par value	$8.62
Institutional Class ($464,869 / 53,944 shares outstanding), unlimited authorized, no par value	$8.62

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford Emerging Markets ex China Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,370)	$25,279
Non-cash income	3,830
Interest	806
Total Investment Income	29,915
EXPENSES
Advisory fee (Note B)	4,656
Administration & Supervisory fee — Class K shares (Note B)	720
Administration & Supervisory fee — Institutional Class shares (Note B)	719
Transfer agency	34,377
Fund accounting	102,393
Registration fees	35,490
Professional fees	35,435
Custody	7,498
Legal	3,592
Trustees' fees	43
Commitment fees	12
Miscellaneous	4,664
Total Expenses	229,599
Fees waived/expenses reimbursed	(222,233)
Total Expenses after Waiver	7,366
Net Investment Income	22,549
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(27,329)
Foreign currency transactions	621
(26,708)
Net change in unrealized appreciation on:
Investments (net of change in deferred India capital gains tax liability of $2,998) (Note A)	183,562
Translation of net assets and liabilities denominated in foreign currencies	13
183,575
Net realized and unrealized gain	156,867
NET INCREASE IN NET ASSETS FROM OPERATIONS	$179,416

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford Emerging Markets ex China Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,549	$34,232
Net realized (loss)	(26,708)	(19,439)
Net change in unrealized appreciation (depreciation)	183,575	(266,810)
Net Increase (Decrease) in Net Assets from Operations	179,416	(252,017)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	(12,440)	17,855
Institutional Class	(12,441)	(17,854)
Total Distributions to Shareholders	(24,881)	(35,709)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Dividends reinvested:
Class K	12,440	17,855
Institutional Class	12,441	17,854
Increase in Net Assets from Transactions in Shares of Beneficial Interest	24,881	35,709
Total Increase (Decrease) in Net Assets	179,416	(252,017)
NET ASSETS
Beginning of Year	750,323	1,002,340
End of Year	$929,739	$750,323

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Emerging Markets ex China Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$7.15	$10.02	$10.00
From Investment Operations
Net investment income(b)	0.21	0.34	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.50	(2.85)	0.01
Net increase (decrease) in net asset value from investment operations	1.71	(2.51)	0.02
Dividends and Distributions to Shareholders
From net investment income	(0.24)	(0.36)	—
Total dividends and distributions	(0.24)	(0.36)	—
Net asset value, end of period	$8.62	$7.15	$10.02
Total Return
Total return based on net asset value(c)	23.87%	(25.07)%	0.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$465	$375	$501
Ratio of net expenses to average net assets, before waiver	27.12%	19.57%	328.89	%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87%	0.87	%*
Ratio of net investment income to average net assets	2.66%	4.24%	17.62	%*
Portfolio turnover rate(d)	36%	13%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Emerging Markets ex China Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$7.15	$10.02	$10.00
From Investment Operations
Net investment income(b)	0.21	0.34	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.50	(2.85)	0.01
Net increase (decrease) in net asset value from investment operations	1.71	(2.51)	0.02
Dividends and Distributions to Shareholders
From net investment income	(0.24)	(0.36)	—
Total dividends and distributions	(0.24)	(0.36)	—
Net asset value, end of period	$8.62	$7.15	$10.02
Total Return
Total return based on net asset value(c)	23.87%	(25.07)%	0.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$465	$375	$501
Ratio of net expenses to average net assets, before waiver	27.12%	19.57%	328.89	%*
Ratio of net expenses to average net assets, after waiver	0.87%	0.87%	0.87	%*
Ratio of net investment income to average net assets	2.66%	4.24%	17.62	%*
Portfolio turnover rate(d)	36%	13%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Global Alpha Equities Fund

	Value	% of Total Net Assets
Advertising	$10,146,576	1.1%
Airlines	29,566,846	3.1
Apparel	10,563,219	1.1
Auto Manufacturers	13,252,861	1.4
Auto Parts & Equipment	5,161,211	0.5
Banks	10,796,290	1.1
Beverages	11,098,130	1.2
Biotechnology	36,777,108	3.8
Building Materials	60,683,132	6.3
Chemicals	10,920,459	1.1
Commercial Services	87,499,659	9.1
Cosmetics/Personal Care	11,181,721	1.2
Distribution/Wholesale	12,620,595	1.3
Diversified Financial Services	39,256,394	4.1
Electrical Components & Equipment	9,594,991	1.0
Engineering & Construction	5,210,649	0.5
Healthcare — Products	37,806,990	3.9
Healthcare — Services	31,859,537	3.3
Home Furnishings	2,626,533	0.3
Insurance	41,857,028	4.4
Internet	186,790,644	19.4
Leisure Time	6,616,138	0.7
Lodging	5,171,363	0.5
Machinery — Construction & Mining	6,728,302	0.7
Machinery — Diversified	20,636,522	2.1
Media	7,265,333	0.8
Metal Fabricate/Hardware	9,668,578	1.0
Mining	14,846,549	1.5
Oil & Gas	25,081,186	2.6
Real Estate	14,522,359	1.5
Retail	16,128,595	1.7
Semiconductors	79,341,955	8.3
Software	75,685,026	7.9
Total Value of Investments	946,962,479	98.5
Other assets less liabilities	14,653,809	1.5
Net Assets	$961,616,288	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
COMMON STOCKS — 98.5%
AUSTRALIA — 1.8%
BHP Group Ltd.	434,284	$14,846,549
Woodside Energy Group Ltd.	116,264	2,461,811
		17,308,360
BRAZIL — 2.2%
B3 SA — Brasil Bolsa Balcao	3,108,400	9,300,241
MercadoLibre, Inc. *	7,566	11,890,272
		21,190,513
CANADA — 1.3%
Shopify, Inc., Class A *	164,943	12,849,060
CHINA — 4.6%
Alibaba Group Holding Ltd.	712,532	6,863,495
Contemporary Amperex Technology Co., Ltd., Class A	224,200	5,161,211
Li Auto, Inc., Class A *	269,336	5,046,312
PDD Holdings, Inc. ADR *	39,079	5,717,648
Ping An Insurance Group Co. of China Ltd., Class H	268,000	1,213,316
Prosus NV *	667,862	19,895,670
		43,897,652
DENMARK — 0.6%
Genmab A/S *	17,568	5,601,610
FRANCE — 2.5%
Adevinta ASA *	388,977	4,297,351
LVMH Moet Hennessy Louis Vuitton SE	5,880	4,777,718
Pernod Ricard SA	62,800	11,098,130
Sartorius Stedim Biotech	15,782	4,185,111
		24,358,310
GERMANY — 0.6%
adidas AG	28,471	5,785,501

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
HONG KONG — 2.1%
AIA Group Ltd.	1,504,800	$13,096,097
Prudential PLC	664,723	7,499,866
		20,595,963
INDIA — 3.5%
HDFC Bank Ltd.	527,265	10,796,289
Reliance Industries Ltd. GDR	361,910	22,619,375
		33,415,664
IRELAND — 3.1%
Ryanair Holdings PLC ADR *	221,707	29,566,846
JAPAN — 4.3%
CyberAgent, Inc.	485,100	3,038,521
Hoshizaki Corp.	71,900	2,626,533
Nippon Paint Holdings Co., Ltd.	550,000	4,436,485
Olympus Corp.	753,600	10,877,672
Shiseido Co., Ltd.	202,600	6,106,846
SMC Corp.	15,800	8,451,990
Sysmex Corp.	102,000	5,670,233
		41,208,280
MACAU — 0.5%
Sands China Ltd. *	1,766,800	5,171,363
NETHERLANDS — 1.1%
Adyen NV *	3,705	4,782,937
ASM International NV	11,224	5,841,807
		10,624,744
NORWAY — 0.8%
Schibsted ASA, Class A	252,358	7,265,332
RUSSIA — 0.0% (a)
Sberbank of Russia PJSC *(b)	1,284,860	0
SINGAPORE — 0.4%
Sea Ltd. ADR *	94,541	3,828,910

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
SOUTH KOREA — 1.0%
Coupang, Inc. *	312,781	$5,063,924
Samsung Electronics Co., Ltd.	80,063	4,859,571
		9,923,495
SWEDEN — 2.0%
Atlas Copco AB, B Shares	821,274	12,184,533
Epiroc AB, B Shares	383,646	6,728,302
		18,912,835
SWITZERLAND — 1.1%
Cie Financiere Richemont SA	76,439	10,558,070
TAIWAN — 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	768,000	14,723,752
UNITED STATES — 63.5%
Adobe, Inc. *	9,680	5,775,088
Advanced Drainage Systems, Inc.	68,747	9,668,578
Advanced Micro Devices, Inc. *	34,347	5,063,091
Albemarle Corp.	44,878	6,483,973
Alnylam Pharmaceuticals, Inc. *	56,258	10,768,344
Alphabet, Inc., Class C *	168,420	23,735,431
Amazon.com, Inc. *	215,541	32,749,300
Analog Devices, Inc.	68,045	13,511,015
Arthur J Gallagher & Co.	50,974	11,463,033
Block, Inc. *	126,617	9,793,825
Broadridge Financial Solutions, Inc.	60,870	12,524,003
CBRE Group, Inc., Class A *	105,325	9,804,704
Certara, Inc. *	199,503	3,509,258
Charles Schwab Corp. (The)	147,112	10,121,306
Chewy, Inc., Class A *	249,621	5,898,544
Cloudflare, Inc., Class A *	124,800	10,390,848
Comfort Systems USA, Inc.	25,335	5,210,649
CoStar Group, Inc. *	98,585	8,615,343
CRH PLC	390,849	26,897,945
Datadog, Inc., Class A *	52,361	6,355,578
DoorDash, Inc., Class A *	128,418	12,699,256
Eaton Corp. PLC	39,843	9,594,991
Elevance Health, Inc.	67,562	31,859,537

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Global Alpha Equities Fund

	Shares	Value
Entegris, Inc.	81,774	$9,798,161
Estee Lauder Cos., Inc. (The), Class A	34,700	5,074,875
Exact Sciences Corp. *	43,442	3,213,839
Floor & Decor Holdings, Inc., Class A *	49,933	5,570,525
Howard Hughes Holdings, Inc. *	55,145	4,717,655
Markel Group, Inc. *	6,046	8,584,715
Martin Marietta Materials, Inc.	67,718	33,785,187
Mastercard, Inc., Class A	46,505	19,834,848
Meta Platforms, Inc., Class A *	73,832	26,133,575
Microsoft Corp.	94,637	35,587,297
Moderna, Inc. *	64,612	6,425,663
Moody's Corp.	81,106	31,676,759
Neogen Corp. *	198,361	3,989,040
Netflix, Inc. *	13,470	6,558,274
Novocure Ltd. *	66,062	986,306
NVIDIA Corp.	20,548	10,175,781
Pool Corp.	12,959	5,166,883
Royalty Pharma PLC, Class A	372,810	10,472,233
S&P Global, Inc.	27,008	11,897,564
Service Corp. International	302,896	20,733,231
SiteOne Landscape Supply, Inc. *	45,869	7,453,713
Snowflake, Inc., Class A *	25,388	5,052,212
Spotify Technology SA *	16,961	3,187,142
STAAR Surgical Co. *	51,545	1,608,719
Teradyne, Inc.	97,739	10,606,636
Tesla, Inc. *	33,027	8,206,549
Texas Instruments, Inc.	27,937	4,762,141
Thermo Fisher Scientific, Inc.	13,708	7,276,069
Trade Desk, Inc. (The), Class A *	141,003	10,146,576
Wayfair, Inc., Class A *	38,643	2,384,273
YETI Holdings, Inc. *	127,774	6,616,138
		610,176,219
TOTAL INVESTMENTS — 98.5%
(cost $600,766,360)		$946,962,479
Other assets less liabilities — 1.5%		14,653,809
NET ASSETS — 100.0%		$961,616,288

(a)  Amount rounds to less than 0.1%.

(b)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Global Alpha Equities Fund

ADR  —  American Depositary Receipt

GDR  —  Global Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$694,709,979	$252,252,500	$0	$946,962,479
Total	$694,709,979	$252,252,500	$0	$946,962,479

**  Refer to Portfolio of Investments for further detail.

There were no transfers into or out of Level 3 during the period ended December 31, 2023.

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in 2022 in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. These market conditions have not changed during the year to December 31, 2023 and as a result, management continue to value all the Russian securities listed in the Portfolio of Investments at $0 and include them within Level 3.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Global Alpha Equities Fund

ASSETS
Investments, at value (cost $600,766,360)	$946,962,479
Cash	13,519,814
Foreign cash, at value (cost $3)	3
Receivable for investments sold	1,983,768
Dividends receivable	752,130
Tax reclaims receivable	639,899
Prepaid assets	20,713
Total Assets	963,878,806
LIABILITIES
Advisory fee payable	1,015,717
Payable for investment purchased	502,989
Deferred India capital gains tax liability (Note A)	216,157
Shareholder Servicing fee payable	177,347
Administration & Supervisory fee payable	158,557
Trustee fee payable	15,653
Commitment fee payable	3,749
Accrued expenses	172,349
Total Liabilities	2,262,518
NET ASSETS	$961,616,288
COMPOSITION OF NET ASSETS
Paid-in capital	$690,535,695
Total distributable earnings	271,080,593
$961,616,288
NET ASSET VALUE, PER SHARE
Class 2 ($138,907,395 / 8,652,665 shares outstanding), unlimited authorized, no par value	$16.05
Class 3 ($305,169,099 / 18,369,648 shares outstanding), unlimited authorized, no par value	$16.61
Class 4 ($104,971,347 / 6,110,613 shares outstanding), unlimited authorized, no par value	$17.18
Class K ($368,279,722 / 23,068,830 shares outstanding), unlimited authorized, no par value	$15.96
Institutional Class ($44,288,725 / 2,773,897 shares outstanding), unlimited authorized, no par value	$15.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford Global Alpha Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,309,137)	$12,573,039
Interest	291,398
IRS Closing agreement tax paid for foreign reclaims (Note A)	(51,941)
Total Investment Income	12,812,496
EXPENSES
Advisory fee (Note B)	4,233,666
Shareholder Servicing fees — Class 2 shares (Note B)	303,050
Shareholder Servicing fees — Class 3 shares (Note B)	241,012
Shareholder Servicing fees — Class 4 shares (Note B)	165,132
Administration & Supervisory fee — Class K shares (Note B)	614,647
Administration & Supervisory fee — Institutional Class shares (Note B)	70,857
Transfer agency	99,719
Sub-transfer agency — Institutional Class shares	42,349
Legal	210,100
Fund accounting	201,464
Custody	99,141
Professional fees	69,818
Trustees' fees	53,481
Registration fees	36,184
Commitment fees	15,386
Line of credit interest	4,184
Miscellaneous	44,820
Total Expenses	6,505,010
Net Investment Income	6,307,486
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $101,704)	161,853
Foreign currency transactions	(20,204)
141,649
Net change in unrealized appreciation on:
Investments (net of change in deferred India capital gains tax liability of ($92,262)) (Note A)	187,310,777
Translation of net assets and liabilities denominated in foreign currencies	33,502
187,344,279
Net realized and unrealized gain	187,485,928
NET INCREASE IN NET ASSETS FROM OPERATIONS	$193,793,414

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford Global Alpha Equities Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$6,307,486	$8,584,756
Net realized gain (loss)	141,649	(72,074,460)
Net change in unrealized appreciation (depreciation)	187,344,279	(371,698,761)
Net Increase (Decrease) in Net Assets from Operations	193,793,414	(435,188,465)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(1,517,812)	(4,894,311)
Class 3	(3,738,084)	(2,774,341)
Class 4	(1,027,044)	(9,335,035)
Class K	(4,181,442)	(11,704,716)
Institutional Class	(482,486)	(1,142,054)
Total Distributions to Shareholders	(10,946,868)	(29,850,457)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	6,000	73,247,462 *
Class 3	183,013,261 *	151,183,648 *
Class 4	—	196,727,309 *
Class 5	—	230,119,015 *
Class K	33,693,987	106,320,026 **
Institutional Class	319,600	21,599,894
Dividends reinvested:
Class 2	1,517,812	4,894,311
Class 3	3,738,085	2,774,341
Class 4	1,027,044	9,335,035
Class K	3,741,343	11,363,164
Institutional Class	481,863	1,130,701
Cost of shares redeemed:
Class 2	(60,317,278)	(31,750,000)
Class 3	(15,000,000)	(119,241,462)*
Class 4	(283,013,261)*	(381,302,662)*
Class 5	—	(196,727,309)*
Class K	(132,592,777)	(70,373,062)
Institutional Class	(1,690,415)	(19,780,953)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(265,074,736)	(10,480,542)
Total (Decrease) in Net Assets	(82,228,190)	(475,519,464)
NET ASSETS
Beginning of Year	1,043,844,478	1,519,363,942
End of Year	$961,616,288	$1,043,844,478

*  See Note D for details of share class conversions.

**  This amount includes an in-kind transfer of $80,804,752.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$13.57	$19.72	$21.18	$16.46	$13.13
From Investment Operations
Net investment income(a)	0.09	0.11	0.08	0.04	0.39
Net realized and unrealized gain (loss) on investments and foreign currency	2.57	(5.85)	1.54	5.93	3.89
Net increase (decrease) in net asset value from investment operations	2.66	(5.74)	1.62	5.97	4.28
Dividends and Distributions to Shareholders
From net investment income	(0.18)	(0.01)	(0.30)	(0.13)	(0.57)
From net realized gain on investments	—	(0.40)	(2.78)	(1.12)	(0.38)
Total dividends and distributions	(0.18)	(0.41)	(3.08)	(1.25)	(0.95)
Net asset value, end of year	$16.05	$13.57	$19.72	$21.18	$16.46
Total Return
Total return based on net asset value(b)	19.61%	(29.08)%	7.65%	36.31%	32.56%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$138,907	$167,683	$187,473	$250,776	$173,625
Ratio of net expenses to average net assets	0.65%	0.67%	0.64%	0.65%	0.67%
Ratio of net investment income to average net assets	0.58%	0.77%	0.33%	0.25%	2.52	%(c)
Portfolio turnover rate(d)	19%	9%	40%	23%	17%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$14.05	$20.38	$21.80	$16.90	$13.46
From Investment Operations
Net investment income(a)	0.10	0.13	0.09	0.07	0.41
Net realized and unrealized gain (loss) on investments and foreign currency	2.67	(6.05)	1.59	6.07	3.99
Net increase (decrease) in net asset value from investment operations	2.77	(5.92)	1.68	6.14	4.40
Dividends and Distributions to Shareholders
From net investment income	(0.21)	(0.01)	(0.32)	(0.12)	(0.58)
From net realized gain on investments	—	(0.40)	(2.78)	(1.12)	(0.38)
Total dividends and distributions	(0.21)	(0.41)	(3.10)	(1.24)	(0.96)
Net asset value, end of year	$16.61	$14.05	$20.38	$21.80	$16.90
Total Return
Total return based on net asset value(b)	19.69%	(29.03)%	7.72%	36.40%	32.65%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$305,169	$98,323	$101,328	$282,859	$568,608
Ratio of net expenses to average net assets	0.58%	0.60%	0.57%	0.58%	0.60%
Ratio of net investment income to average net assets	0.67%	0.84%	0.38%	0.41%	2.61	%(c)
Portfolio turnover rate(d)	19%	9%	40%	23%	17%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class 4 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$14.49	$21.00	$22.38	$17.34	$13.79
From Investment Operations
Net investment income(a)	0.10	0.13	0.10	0.03	0.42
Net realized and unrealized gain (loss) on investments and foreign currency	2.76	(6.23)	1.64	6.28	4.10
Net increase (decrease) in net asset value from investment operations	2.86	(6.10)	1.74	6.31	4.52
Dividends and Distributions to Shareholders
From net investment income	(0.17)	(0.01)	(0.34)	(0.15)	(0.59)
From net realized gain on investments	—	(0.40)	(2.78)	(1.12)	(0.38)
Total dividends and distributions	(0.17)	(0.41)	(3.12)	(1.27)	(0.97)
Net asset value, end of year	$17.18	$14.49	$21.00	$22.38	$17.34
Total Return
Total return based on net asset value(b)	19.73%	(29.00)%	7.76%	36.45%	32.69%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$104,971	$340,858	$665,712	$682,239	$147,092
Ratio of net expenses to average net assets	0.55%	0.57%	0.54%	0.55%	0.57%
Ratio of net investment income to average net assets	0.66%	0.83%	0.41%	0.16%	2.62	%(c)
Portfolio turnover rate(d)	19%	9%	40%	23%	17%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Global Alpha Equities Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$13.50	$19.62	$21.12	$16.42	$13.11
From Investment Operations
Net investment income(a)	0.08	0.11	0.05	0.03	0.35
Net realized and unrealized gain (loss) on investments and foreign currency	2.56	(5.82)	1.56	5.93	3.92
Net increase (decrease) in net asset value from investment operations	2.64	(5.71)	1.61	5.96	4.27
Dividends and Distributions to Shareholders
From net investment income	(0.18)	(0.01)	(0.33)	(0.14)	(0.58)
From net realized gain on investments	—	(0.40)	(2.78)	(1.12)	(0.38)
Total dividends and distributions	(0.18)	(0.41)	(3.11)	(1.26)	(0.96)
Net asset value, end of year	$15.96	$13.50	$19.62	$21.12	$16.42
Total Return
Total return based on net asset value(b)	19.65%	(29.08)%	7.64%	36.35%	32.48%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$368,280	$398,663	$513,807	$267,923	$81,234
Ratio of net expenses to average net assets	0.65%	0.67%	0.64%	0.65%	0.67%
Ratio of net investment income to average net assets	0.55%	0.74%	0.23%	0.18%	2.22	%(c)
Portfolio turnover rate(d)	19%	9%	40%	23%	17%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Global Alpha Equities Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$13.51	$19.65	$21.15	$16.45	$13.12
From Investment Operations
Net investment income(a)	0.07	0.09	0.05	0.02	0.39
Net realized and unrealized gain (loss) on investments and foreign currency	2.56	(5.82)	1.54	5.93	3.89
Net increase (decrease) in net asset value from investment operations	2.63	(5.73)	1.59	5.95	4.28
Dividends and Distributions to Shareholders
From net investment income	(0.17)	(0.01)	(0.31)	(0.13)	(0.57)
From net realized gain on investments	—	(0.40)	(2.78)	(1.12)	(0.38)
Total dividends and distributions	(0.17)	(0.41)	(3.09)	(1.25)	(0.95)
Net asset value, end of year	$15.97	$13.51	$19.65	$21.15	$16.45
Total Return
Total return based on net asset value(b)	19.50%	(29.14)%	7.53%	36.22%	32.56%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$44,289	$38,317	$51,045	$27,677	$7
Ratio of net expenses to average net assets	0.75%	0.76%	0.74%	0.74%	0.67%
Ratio of net investment income to average net assets	0.48%	0.58%	0.21%	0.09%	2.56	%(c)
Portfolio turnover rate(d)	19%	9%	40%	23%	17%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Health Innovation Equities Fund

	Value	% of Total Net Assets
Biotechnology	$5,993,738	38.8%
Electronics	802,377	5.2
Healthcare — Products	4,503,132	29.2
Healthcare — Services	610,758	4.0
Internet	414,208	2.7
Pharmaceuticals	1,830,837	11.9
Software	986,267	6.4
Total Value of Investments	15,141,317	98.2
Other assets less liabilities	283,561	1.8
Net Assets	$15,424,878	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Health Innovation Equities Fund

	Shares	Value
COMMON STOCKS — 93.0%
CHINA — 3.5%
Wuxi Biologics Cayman, Inc. *	111,500	$421,721
Zai Lab Ltd. *	46,490	125,843
		547,564
DENMARK — 17.4%
ALK-Abello A/S *	34,621	519,176
Ambu A/S, B Shares *	51,066	795,548
Ascendis Pharma A/S ADR *	2,848	358,706
Genmab A/S *	3,160	1,007,576
		2,681,006
JAPAN — 2.7%
M3, Inc.	25,100	414,208
NETHERLANDS — 5.5%
Argenx SE *	2,213	841,756
UNITED KINGDOM — 1.1%
Exscientia PLC ADR *	25,810	165,442
UNITED STATES — 62.8%
10X Genomics, Inc., Class A *	13,143	735,482
Alector, Inc. *	12,141	96,885
Alnylam Pharmaceuticals, Inc. *	5,485	1,049,884
Denali Therapeutics, Inc. *	10,362	222,369
Dexcom, Inc. *	6,523	809,439
Doximity, Inc., Class A *	15,301	429,040
Edwards Lifesciences Corp. *	7,962	607,103
Exact Sciences Corp. *	9,033	668,261
Health Catalyst, Inc. *	17,867	165,448
Illumina, Inc. *	3,574	497,644
Ionis Pharmaceuticals, Inc. *	10,325	522,342
Lyell Immunopharma, Inc. *	24,037	46,632
Masimo Corp. *	3,051	357,608
Moderna, Inc. *	9,964	990,920
Novocure Ltd. *	6,117	91,327
Recursion Pharmaceuticals, Inc., Class A *	29,127	287,192

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Health Innovation Equities Fund

	Shares	Value
Relay Therapeutics, Inc. *	12,704	$139,871
ResMed, Inc.	2,060	354,361
Sage Therapeutics, Inc. *	2,954	64,013
Sana Biotechnology, Inc. *	5,103	20,820
Shockwave Medical, Inc. *	3,762	716,887
STAAR Surgical Co. *	5,657	176,555
Teladoc Health, Inc. *	8,772	189,037
Veeva Systems, Inc., Class A *	2,035	391,778
Vir Biotechnology, Inc. *	5,772	58,066
		9,688,964
Total Common Stocks
(cost $17,004,742)		14,338,940
PREFERRED STOCKS — 5.2%
GERMANY — 5.2%
Sartorius AG 0.43%	2,185	802,377
Total Preferred Stocks
(cost $861,333)		802,377
TOTAL INVESTMENTS — 98.2%
(cost $17,866,075)		$15,141,317
Other assets less liabilities — 1.8%		283,561
NET ASSETS — 100.0%		$15,424,878

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$10,213,112	$4,125,828	$—	$14,338,940
Preferred Stocks **	—	802,377	—	802,377
Total	$10,213,112	$4,928,205	$—	$15,141,317

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Health Innovation Equities Fund

ASSETS
Investments, at value (cost $17,866,075)	$15,141,317
Cash	307,769
Due from Manager	46,787
Tax reclaims receivable	500
Dividends receivable	10
Prepaid assets	21,468
Total Assets	15,517,851
LIABILITIES
Advisory fee payable	15,631
Administration & Supervisory fee payable	8,052
Trustee fee payable	296
Commitment fee payable	71
Accrued expenses	68,923
Total Liabilities	92,973
NET ASSETS	$15,424,878
COMPOSITION OF NET ASSETS
Paid-in capital	$21,448,858
Total accumulated (loss)	(6,023,980)
$15,424,878
NET ASSET VALUE, PER SHARE
Class K ($3,020,302 / 507,892 shares outstanding), unlimited authorized, no par value	$5.95
Institutional Class ($12,404,576 / 2,087,255 shares outstanding), unlimited authorized, no par value	$5.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford Health Innovation Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,119)	$13,667
Interest	11,267
Total Investment Income	24,934
EXPENSES
Advisory fee (Note B)	71,922
Administration & Supervisory fee — Class K shares (Note B)	5,436
Administration & Supervisory fee — Institutional Class shares (Note B)	31,614
Transfer agency	38,661
Sub-transfer agency — Institutional Class shares	18,057
Fund accounting	95,303
Registration fees	37,158
Professional fees	32,506
Custody	9,508
Legal	9,155
Line of credit interest	1,686
Trustees' fees	1,120
Commitment fees	325
Miscellaneous	5,811
Total Expenses	358,262
Fees waived/expenses reimbursed	(198,541)
Total Expenses after Waiver	159,721
Net Investment (Loss)	(134,787)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(3,282,060)
Foreign currency transactions	1,844
(3,280,216)
Net change in unrealized appreciation on:
Investments	485,132
Translation of net assets and liabilities denominated in foreign currencies	20
485,152
Net realized and unrealized (loss)	(2,795,064)
NET (DECREASE) IN NET ASSETS FROM OPERATIONS	$(2,929,851)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford Health Innovation Equities Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(134,787)	$(52,176)
Net realized gain (loss)	(3,280,216)	13,616
Net change in unrealized appreciation (depreciation)	485,152	(3,184,317)
Net (Decrease) in Net Assets from Operations	(2,929,851)	(3,222,877)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	—	(268)
Institutional Class	—	(1,390)
Total Distributions to Shareholders	—	(1,658)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	44,510	—
Institutional Class	5,154,368	14,252,929
Dividends reinvested:
Class K	—	267
Institutional Class	—	1,295
Cost of shares redeemed:
Class K	(10)	—
Institutional Class	(7,759,697)	(90,471)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(2,560,829)	14,164,020
Total Increase (Decrease) in Net Assets	(5,490,680)	10,939,485
NET ASSETS
Beginning of Year	20,915,558	9,976,073
End of Year	$15,424,878	$20,915,558

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Health Innovation Equities Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$6.74	$9.98	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.03)	(0.04)	0.00	(c)
Net realized and unrealized (loss) on investments and foreign currency	(0.76)	(3.20)	(0.02)
Net (decrease) in net asset value from investment operations	(0.79)	(3.24)	(0.02)
Net asset value, end of period	$5.95	$6.74	$9.98
Total Return
Total return based on net asset value(d)	(11.72)%	(32.46)%	(0.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,020	$3,368	$4,988
Ratio of net expenses to average net assets, before waiver	1.56%	2.69%	33.47	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65	%*
Ratio of net investment loss to average net assets	(0.54)%	(0.61)%	(0.65	)%*
Portfolio turnover rate(e)	23%	12%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Health Innovation Equities Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period December 28, 2021(a) through December 31, 2021
Net asset value, beginning of period	$6.74	$9.98	$10.00
From Investment Operations
Net investment income (loss)(b)	(0.04)	(0.04)	0.00	(c)
Net realized and unrealized (loss) on investments and foreign currency	(0.76)	(3.20)	(0.02)
Net (decrease) in net asset value from investment operations	(0.80)	(3.24)	(0.02)
Net asset value, end of period	$5.94	$6.74	$9.98
Total Return
Total return based on net asset value(d)	(11.87)%	(32.46)%	(0.20)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$12,405	$17,547	$4,988
Ratio of net expenses to average net assets, before waiver	1.66%	2.69%	33.47	%*
Ratio of net expenses to average net assets, after waiver	0.75%	0.65%	0.65	%*
Ratio of net investment loss to average net assets	(0.63)%	(0.57)%	(0.65	)%*
Portfolio turnover rate(e)	23%	12%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.
The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Alpha Fund

	Value	% of Total Net Assets
Airlines	$95,277,409	4.0%
Apparel	48,170,122	2.0
Auto Parts & Equipment	28,829,707	1.2
Banks	76,199,766	3.2
Beverages	21,518,518	0.9
Biotechnology	21,540,328	0.9
Building Materials	111,007,843	4.7
Chemicals	46,111,145	1.9
Commercial Services	190,477,183	8.1
Cosmetics/Personal Care	19,981,382	0.8
Distribution/Wholesale	39,687,175	1.7
Diversified Financial Services	47,741,456	2.0
Electrical Components & Equipment	12,093,127	0.5
Electronics	32,308,436	1.4
Energy — Alternate Sources	13,294,700	0.6
Food	91,881,780	3.9
Healthcare — Products	50,806,724	2.1
Healthcare — Services	9,294,889	0.4
Home Furnishings	77,072,917	3.3
Insurance	117,841,924	5.0
Internet	340,071,789	14.4
Investment Companies	26,422,784	1.1
Leisure Time	32,119,160	1.4
Machinery — Construction & Mining	34,942,481	1.5
Machinery — Diversified	169,451,575	7.2
Mining	47,686,700	2.0
Oil & Gas	41,669,350	1.8
Pharmaceuticals	4,770,448	0.2
Retail	28,176,768	1.2
Semiconductors	206,911,828	8.7
Software	188,437,031	8.0
Toys/Games/Hobbies	25,356,116	1.1
Transportation	35,822,921	1.5
Total Value of Investments	2,332,975,482	98.7
Other assets less liabilities	29,689,474	1.3
Net Assets	$2,362,664,956	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Alpha Fund

	Shares	Value
COMMON STOCKS — 98.7%
AUSTRALIA — 2.0%
Rio Tinto PLC	641,113	$47,686,700
BRAZIL — 4.4%
MercadoLibre, Inc. *	66,916	105,161,171
CANADA — 3.8%
AbCellera Biologics, Inc. *	835,455	4,770,448
Constellation Software, Inc.	15,792	39,153,982
Lumine Group, Inc. *	915,392	20,655,991
Shopify, Inc., Class A *	328,270	25,572,233
		90,152,654
CHINA — 6.6%
Alibaba Group Holding Ltd.	1,548,788	14,918,767
Kweichow Moutai Co., Ltd., Class A	88,400	21,518,517
Meituan, Class B *	917,900	9,636,829
Ping An Insurance Group Co. of China Ltd., Class H	2,787,500	12,619,847
Prosus NV *	563,960	16,800,420
Silergy Corp.	1,140,000	18,503,241
Tencent Holdings Ltd.	712,800	26,911,674
Tencent Music Entertainment Group ADR *	2,760,095	24,868,456
Wuxi Biologics Cayman, Inc. *	2,457,500	9,294,889
		155,072,640
DENMARK — 4.9%
Ambu A/S, B Shares *	650,635	10,136,130
Chr. Hansen Holding A/S	209,273	17,551,148
Demant A/S *	530,782	23,280,187
DSV A/S	203,879	35,822,921
Novozymes A/S, B Shares	519,524	28,559,997
		115,350,383
FINLAND — 1.2%
Kone Oyj, Class B	555,042	27,763,831

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Alpha Fund

	Shares	Value
FRANCE — 8.6%
Danone SA	697,212	$45,234,112
Dassault Systemes SE	838,553	41,044,920
Edenred	673,395	40,299,140
Kering	56,578	25,058,316
LVMH Moet Hennessy Louis Vuitton SE	28,444	23,111,806
Nexans SA	137,842	12,093,127
Sartorius Stedim Biotech	65,579	17,390,406
		204,231,827
GERMANY — 8.9%
BioNTech SE ADR *	124,789	13,170,231
Deutsche Boerse AG	231,828	47,741,456
Rational AG	43,688	33,712,115
SAP SE	422,787	65,076,053
Scout24 SE	690,462	48,823,453
		208,523,308
HONG KONG — 2.4%
AIA Group Ltd.	6,560,800	57,097,872
INDIA — 4.6%
HDFC Bank Ltd.	2,274,827	46,579,407
ICICI Lombard General Insurance Co., Ltd.	1,232,108	21,015,211
Reliance Industries Ltd.	1,342,529	41,669,350
		109,263,968
IRELAND — 5.0%
Kingspan Group PLC	577,822	49,938,444
Ryanair Holdings PLC ADR *	506,302	67,520,435
		117,458,879
ITALY — 2.3%
FinecoBank Banca Fineco SpA	1,968,894	29,620,359
Technoprobe SpA *	1,637,175	15,650,702
Wizz Air Holdings PLC *	295,170	8,310,430
		53,581,491

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Alpha Fund

	Shares	Value
JAPAN — 12.4%
Denso Corp.	1,920,400	$28,829,707
FANUC Corp.	1,006,200	29,531,092
Keyence Corp.	53,800	23,637,378
MonotaRO Co., Ltd.	1,634,800	17,788,713
NIDEC Corp.	342,500	13,805,195
Nihon M&A Center Holdings, Inc.	3,065,500	16,869,424
Nintendo Co., Ltd.	487,300	25,356,116
Recruit Holdings Co., Ltd.	508,400	21,256,781
Shimano, Inc.	147,100	22,659,900
Shiseido Co., Ltd.	662,900	19,981,382
SMC Corp.	55,500	29,688,950
Sony Group Corp.	458,200	43,360,802
		292,765,440
NETHERLANDS — 6.7%
Adyen NV *	27,661	35,708,721
ASML Holding NV	47,699	36,007,373
EXOR NV	263,970	26,422,784
IMCD NV	227,873	39,687,175
Topicus.com, Inc. *	334,174	22,506,085
		160,332,138
NORWAY — 0.6%
Aker Carbon Capture ASA *	9,968,118	13,294,700
PANAMA — 0.8%
Copa Holdings SA, Class A	182,923	19,446,544
RUSSIA — 0.0% (a)
MMC Norilsk Nickel PJSC *(b)	77,386	0
MMC Norilsk Nickel PJSC ADR *(b)	1	0
		0
SINGAPORE — 0.5%
Sea Ltd. ADR *	279,758	11,330,199

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Alpha Fund

	Shares	Value
SOUTH AFRICA — 1.1%
Discovery Ltd.	3,451,359	$27,108,993
SOUTH KOREA — 3.6%
Coupang, Inc. *	1,188,771	19,246,202
Samsung Electronics Co., Ltd.	1,100,805	66,815,386
		86,061,588
SPAIN — 1.7%
Amadeus IT Group SA	548,341	39,382,705
SWEDEN — 4.4%
Atlas Copco AB, B Shares	3,965,340	58,830,323
Epiroc AB, B Shares	1,992,411	34,942,482
MIPS AB	261,310	9,459,260
		103,232,065
SWITZERLAND — 1.2%
Cie Financiere Richemont SA	203,996	28,176,768
TAIWAN — 3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	4,613,000	88,438,367
UNITED KINGDOM — 0.4%
Oxford Nanopore Technologies PLC *	3,153,979	8,370,097
UNITED STATES — 6.9%
CRH PLC	887,388	61,069,399
Experian PLC	905,996	36,960,414
Nestle SA	402,413	46,647,668
Spotify Technology SA *	101,185	19,013,673
		163,691,154
Total Common Stocks
(cost $1,676,581,201)		2,332,975,482

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Alpha Fund

	Shares	Value
WARRANT — 0.0% (a)
CANADA — 0.0% (a)
Constellation Software, Inc., expires 3/31/40 * (cost $0)	16,097	$0
TOTAL INVESTMENTS — 98.7%
(cost $1,676,581,201)		$2,332,975,482
Other assets less liabilities — 1.3%		29,689,474
NET ASSETS — 100.0%		$2,362,664,956

(a)  Amount rounds to less than 0.1%.

(b)  Investment was valued using significant unobservable inputs.

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Alpha Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$444,695,160	$1,888,280,322	$0	$2,332,975,482
Warrant **	—	0	—	0
Total	$444,695,160	$1,888,280,322	$0	$2,332,975,482

**  Refer to Portfolio of Investments for further detail.

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:

Balance at December 31, 2022	$0
Purchases	—
Sales	(5,843,930)
Realized gain (loss)	(16,572,300)
Change in unrealized gain (loss)	22,416,230
Transfers into Level 3	—
Transfers out of Level 3	—
Balance at December 31, 2023	$0
Change in unrealized gain (loss) related to Investments still held at December 31, 2023.	$—

There were no transfers into or out of Level 3 during the year ended December 31, 2023.

Summary of Unobservable Inputs for Level 3 Investments

The ongoing conflict in Russia and Ukraine has led to significant disruption and volatility in the global stock market. This impacted the Fund in 2022 in terms of suspensions of trading activities on the Russian Stock Exchange as well as suspensions of depositary receipts traded on exchanges outside of Russia. These market conditions have not changed during the year to December 31, 2023 and as a result, management continue to value all the Russian securities listed in the Portfolio of Investments at $0 and include them within Level 3.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Alpha Fund

ASSETS
Investments, at value (cost $1,676,581,201)	$2,332,975,482
Cash	27,831,185
Tax reclaims receivable	5,210,602
Dividends receivable	2,196,662
Capital shares sold receivable	167,314
Prepaid assets	21,494
Total Assets	2,368,402,739
LIABILITIES
Advisory fee payable	1,896,970
Deferred India capital gains tax liability (Note A)	1,767,794
Capital shares purchased payable	959,853
Shareholder Servicing fee payable	354,012
Administration & Supervisory fee payable	344,123
Trustee fee payable	33,248
Commitment fee payable	7,963
Accrued expenses	373,820
Total Liabilities	5,737,783
NET ASSETS	$2,362,664,956
COMPOSITION OF NET ASSETS
Paid-in capital	$1,764,434,072
Total distributable earnings	598,230,884
$2,362,664,956
NET ASSET VALUE, PER SHARE
Class 2 ($372,486,550 / 29,376,865 shares outstanding), unlimited authorized, no par value	$12.68
Class 3 ($466,685,331 / 36,212,607 shares outstanding), unlimited authorized, no par value	$12.89
Class 4 ($607,974,156 / 46,285,366 shares outstanding), unlimited authorized, no par value	$13.14
Class 5 ($52,590,368 / 3,920,716 shares outstanding), unlimited authorized, no par value	$13.41
Class K ($759,519,770 / 60,157,007 shares outstanding), unlimited authorized, no par value	$12.63
Institutional Class ($103,408,781 / 8,110,414 shares outstanding), unlimited authorized, no par value	$12.75

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford International Alpha Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $5,045,177)	$32,033,139
Non-cash income	2,444,874
Interest	587,581
Windfall tax recovery (Note A)	240,919
Total Investment Income	35,306,513
EXPENSES
Advisory fee (Note B)	7,839,704
Shareholder Servicing fees — Class 2 shares (Note B)	656,719
Shareholder Servicing fees — Class 3 shares (Note B)	392,338
Shareholder Servicing fees — Class 4 shares (Note B)	394,932
Shareholder Servicing fees — Class 5 shares (Note B)	10,724
Administration & Supervisory fee — Class K shares (Note B)	1,263,876
Administration & Supervisory fee — Institutional Class shares (Note B)	222,643
Transfer agency	149,243
Sub-transfer agency — Institutional Class shares	97,678
Custody	510,798
Legal	445,605
Fund accounting	400,920
Professional fees	184,515
Trustees' fees	112,761
Registration fees	43,855
Commitment fees	32,358
Miscellaneous	98,484
Total Expenses	12,857,153
Net Investment Income	22,449,360
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $306,897)	100,416,579
Foreign currency transactions	(194,597)
100,221,982
Net change in unrealized appreciation on:
Investments (net of change in deferred India capital gains tax liability of $795,456) (Note A)	$261,420,950
Translation of net assets and liabilities denominated in foreign currencies	300,651
261,721,601
Net realized and unrealized gain	361,943,583
NET INCREASE IN NET ASSETS FROM OPERATIONS	$384,392,943

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford International Alpha Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$22,449,360	$32,943,304
Net realized gain (loss)	100,221,982	(126,110,392)
Net change in unrealized appreciation (depreciation)	261,721,601	(978,461,580)
Net Increase (Decrease) in Net Assets from Operations	384,392,943	(1,071,628,668)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(4,612,541)	(5,649,860)
Class 3	(6,098,579)	(6,886,811)
Class 4	(7,901,757)	(9,027,072)
Class 5	(691,944)	(911,339)
Class K	(9,541,866)	(12,025,298)
Institutional Class	(1,150,216)	(1,525,549)
Total Distributions to Shareholders	(29,996,903)	(36,025,929)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	118,367,703 *	182,272,469 *
Class 3	181,561,466 *	215,842,807 *
Class 4	—	2,420,000
Class 5	1,555,375	9,380,896
Class K	51,808,499 *	138,561,731 *
Institutional Class	27,910,940	158,244,408 *
Dividends reinvested:
Class 2	4,612,541	5,649,860
Class 3	6,098,579	6,886,811
Class 4	7,901,757	9,027,072
Class 5	691,944	911,339
Class K	8,881,452	10,989,690
Institutional Class	1,107,421	1,453,166
Cost of shares redeemed:
Class 2	(135,953,100)*	(81,665,960)
Class 3	(169,603,268)*	(202,418,469)*
Class 4	—	(161,424,480)*
Class 5	(9,078,801)	(48,114,155)
Class K	(120,504,731)	(320,802,089)*
Institutional Class	(80,306,368)*	(584,695,815)*
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(104,948,591)	(657,480,719)
Total Increase (Decrease) in Net Assets	249,447,449	(1,765,135,316)
NET ASSETS
Beginning of Year	2,113,217,507	3,878,352,823
End of Year	$2,362,664,956	$2,113,217,507

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Alpha Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.81	$15.43	$16.78	$13.57	$10.78
From Investment Operations
Net investment income(a)	0.12	0.13	0.16	0.12	0.27
Net realized and unrealized gain (loss) on investments and foreign currency	1.91	(4.56)	(0.28)	3.47	3.20
Net increase (decrease) in net asset value from investment operations	2.03	(4.43)	(0.12)	3.59	3.47
Dividends and Distributions to Shareholders
From net investment income	(0.16)	(0.19)	(0.16)	(0.10)	(0.34)
From net realized gain on investments	—	—	(1.07)	(0.28)	(0.34)
Total dividends and distributions	(0.16)	(0.19)	(1.23)	(0.38)	(0.68)
Net asset value, end of year	$12.68	$10.81	$15.43	$16.78	$13.57
Total Return
Total return based on net asset value(b)	18.72%	(28.64)%	(0.65)%	26.45%	32.14%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$372,487	$324,525	$334,569	$367,841	$513,803
Ratio of net expenses to average net assets	0.60%	0.61%	0.58%	0.59%	0.61%
Ratio of net investment income to average net assets	1.02%	1.17%	0.94%	0.85%	2.11	%(c)
Portfolio turnover rate(d)	16%	19%	16%	24%	13%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Alpha Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.99	$15.67	$17.02	$13.76	$10.92
From Investment Operations
Net investment income(a)	0.11	0.15	0.18	0.13	0.28
Net realized and unrealized gain (loss) on investments and foreign currency	1.96	(4.63)	(0.28)	3.52	3.24
Net increase (decrease) in net asset value from investment operations	2.07	(4.48)	(0.10)	3.65	3.52
Dividends and Distributions to Shareholders
From net investment income	(0.17)	(0.20)	(0.18)	(0.11)	(0.34)
From net realized gain on investments	—	—	(1.07)	(0.28)	(0.34)
Total dividends and distributions	(0.17)	(0.20)	(1.25)	(0.39)	(0.68)
Net asset value, end of year	$12.89	$10.99	$15.67	$17.02	$13.76
Total Return
Total return based on net asset value(b)	18.80%	(28.59)%	(0.58)%	26.54%	32.23%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$466,685	$388,155	$524,717	$757,194	$668,206
Ratio of net expenses to average net assets	0.53%	0.54%	0.51%	0.52%	0.54%
Ratio of net investment income to average net assets	0.93%	1.22%	1.01%	0.92%	2.18	%(c)
Portfolio turnover rate(d)	16%	19%	16%	24%	13%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Alpha Fund
Selected data for a Class 4 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.20	$15.96	$17.32	$14.00	$11.10
From Investment Operations
Net investment income(a)	0.13	0.16	0.19	0.12	0.28
Net realized and unrealized gain (loss) on investments and foreign currency	1.98	(4.72)	(0.30)	3.60	3.31
Net increase (decrease) in net asset value from investment operations	2.11	(4.56)	(0.11)	3.72	3.59
Dividends and Distributions to Shareholders
From net investment income	(0.17)	(0.20)	(0.18)	(0.12)	(0.35)
From net realized gain on investments	—	—	(1.07)	(0.28)	(0.34)
Total dividends and distributions	(0.17)	(0.20)	(1.25)	(0.40)	(0.69)
Net asset value, end of year	$13.14	$11.20	$15.96	$17.32	$14.00
Total Return
Total return based on net asset value(b)	18.83%	(28.57)%	(0.55)%	26.57%	32.27%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$607,974	$511,620	$912,395	$1,082,123	$580,146
Ratio of net expenses to average net assets	0.50%	0.51%	0.48%	0.49%	0.51%
Ratio of net investment income to average net assets	1.05%	1.26%	1.03%	0.82%	2.20	%(c)
Portfolio turnover rate(d)	16%	19%	16%	24%	13%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Alpha Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.43	$16.29	$17.65	$14.26	$11.30
From Investment Operations
Net investment income(a)	0.14	0.17	0.20	0.14	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	2.02	(4.82)	(0.30)	3.66	3.35
Net increase (decrease) in net asset value from investment operations	2.16	(4.65)	(0.10)	3.80	3.65
Dividends and Distributions to Shareholders
From net investment income	(0.18)	(0.21)	(0.19)	(0.13)	(0.35)
From net realized gain on investments	—	—	(1.07)	(0.28)	(0.34)
Total dividends and distributions	(0.18)	(0.21)	(1.26)	(0.41)	(0.69)
Net asset value, end of year	$13.41	$11.43	$16.29	$17.65	$14.26
Total Return
Total return based on net asset value(b)	18.89%	(28.53)%	(0.50)%	26.64%	32.34%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$52,590	$51,400	$125,578	$149,745	$104,935
Ratio of net expenses to average net assets	0.45%	0.46%	0.43%	0.44%	0.46%
Ratio of net investment income to average net assets	1.11%	1.39%	1.09%	0.94%	2.25	%(c)
Portfolio turnover rate(d)	16%	19%	16%	24%	13%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Alpha Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.77	$15.36	$16.71	$13.53	$10.75
From Investment Operations
Net investment income(a)	0.11	0.14	0.16	0.10	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	1.91	(4.54)	(0.27)	3.47	3.20
Net increase (decrease) in net asset value from investment operations	2.02	(4.40)	(0.11)	3.57	3.46
Dividends and Distributions to Shareholders
From net investment income	(0.16)	(0.19)	(0.17)	(0.11)	(0.34)
From net realized gain on investments	—	—	(1.07)	(0.28)	(0.34)
Total dividends and distributions	(0.16)	(0.19)	(1.24)	(0.39)	(0.68)
Net asset value, end of year	$12.63	$10.77	$15.36	$16.71	$13.53
Total Return
Total return based on net asset value(b)	18.76%	(28.65)%	(0.62)%	26.40%	32.16%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$759,520	$700,531	$1,222,693	$1,083,711	$566,554
Ratio of net expenses to average net assets	0.60%	0.61%	0.58%	0.59%	0.61%
Ratio of net investment income to average net assets	0.97%	1.20%	0.92%	0.74%	2.09	%(c)
Portfolio turnover rate(d)	16%	19%	16%	24%	13%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Alpha Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.87	$15.41	$16.76	$13.58	$10.79
From Investment Operations
Net investment income(a)	0.11	0.14	0.14	0.08	0.25
Net realized and unrealized gain (loss) on investments and foreign currency	1.91	(4.56)	(0.27)	3.49	3.22
Net increase (decrease) in net asset value from investment operations	2.02	(4.42)	(0.13)	3.57	3.47
Dividends and Distributions to Shareholders
From net investment income	(0.14)	(0.12)	(0.15)	(0.11)	(0.34)
From net realized gain on investments	—	—	(1.07)	(0.28)	(0.34)
Total dividends and distributions	(0.14)	(0.12)	(1.22)	(0.39)	(0.68)
Net asset value, end of year	$12.75	$10.87	$15.41	$16.76	$13.58
Total Return
Total return based on net asset value(b)	18.60%	(28.67)%	(0.74)%	26.29%	32.11%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$103,409	$136,987	$758,401	$729,705	$126,189
Ratio of net expenses to average net assets	0.68%	0.71%	0.68%	0.67%	0.67%
Ratio of net investment income to average net assets	0.92%	1.20%	0.82%	0.52%	1.93	%(c)
Portfolio turnover rate(d)	16%	19%	16%	24%	13%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Concentrated Growth Equities Fund

	Value	% of Total Net Assets
Apparel	$6,079,944	8.0%
Auto Manufacturers	5,695,360	7.5
Biotechnology	6,263,527	8.3
Commercial Services	4,387,639	5.8
Cosmetics/Personal Care	2,069,775	2.7
Energy — Alternate Sources	726,055	1.0
Food	3,212,346	4.2
Healthcare — Services	289,805	0.4
Internet	27,780,508	36.8
Investment Companies	1,117,888	1.5
Machinery — Diversified	1,595,463	2.1
Retail	1,803,737	2.4
Semiconductors	12,994,820	17.2
Total Value of Investments	74,016,867	97.9
Other assets less liabilities	1,559,958	2.1
Net Assets	$75,576,825	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
COMMON STOCKS — 97.9%
BRAZIL — 13.9%
MercadoLibre, Inc. *	6,701	$10,530,890
CANADA — 2.6%
Shopify, Inc., Class A *	25,645	1,997,745
CHINA — 8.7%
Meituan, Class B *	204,730	2,149,415
NIO, Inc. ADR *	98,641	894,674
PDD Holdings, Inc. ADR *	9,842	1,439,983
Tencent Holdings Ltd.	55,300	2,087,844
		6,571,916
DENMARK — 3.3%
Genmab A/S *	7,770	2,477,488
FRANCE — 10.8%
Hermes International	1,535	3,262,666
Kering	6,361	2,817,278
L'Oreal SA	4,152	2,069,775
		8,149,719
GERMANY — 4.0%
BioNTech SE ADR *	11,411	1,204,317
Zalando SE *	76,189	1,803,737
		3,008,054
ITALY — 4.1%
Ferrari NV	9,106	3,074,247
JAPAN — 1.3%
M3, Inc.	61,400	1,013,241
NETHERLANDS — 17.1%
Adyen NV *	3,134	4,045,809
ASML Holding NV	11,726	8,851,810
		12,897,619

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Concentrated Growth Equities Fund

	Shares	Value
SOUTH KOREA — 5.3%
Coupang, Inc. *	106,922	$1,731,067
Delivery Hero SE *	83,710	2,303,947
		4,035,014
SWEDEN — 3.6%
Atlas Copco AB, B Shares	107,539	1,595,463
Kinnevik AB, B Shares *	104,004	1,117,888
		2,713,351
UNITED KINGDOM — 4.7%
Ocado Group PLC *	332,543	3,212,346
Wise PLC, Class A *	30,736	341,830
		3,554,176
UNITED STATES — 18.5%
Ginkgo Bioworks Holdings, Inc. *	171,482	289,805
Moderna, Inc. *	25,960	2,581,722
NVIDIA Corp.	8,366	4,143,010
SolarEdge Technologies, Inc. *	7,757	726,055
Spotify Technology SA *	24,088	4,526,376
Tesla, Inc. *	6,948	1,726,439
		13,993,407
TOTAL INVESTMENTS — 97.9%
(cost $72,389,437)		$74,016,867
Other assets less liabilities — 2.1%		1,559,958
NET ASSETS — 100.0%		$75,576,825

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$31,792,083	$42,224,784	$—	$74,016,867
Total	$31,792,083	$42,224,784	$—	$74,016,867

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Concentrated Growth Equities Fund

ASSETS
Investments, at value (cost $72,389,437)	$74,016,867
Cash	1,740,084
Capital shares sold receivable	80,187
Tax reclaims receivable	23,070
Due from Manager	13,403
Prepaid assets	21,957
Total Assets	75,895,568
LIABILITIES
Advisory fee payable	74,990
Capital shares purchased payable	130,214
Administration & Supervisory fee payable	31,871
Trustee fee payable	1,146
Commitment fee payable	275
Accrued expenses	80,247
Total Liabilities	318,743
NET ASSETS	$75,576,825
COMPOSITION OF NET ASSETS
Paid-in capital	$105,949,303
Total accumulated (loss)	(30,372,478)
$75,576,825
NET ASSET VALUE, PER SHARE
Class K ($32,838,530 / 5,071,934 shares outstanding), unlimited authorized, no par value	$6.47
Institutional Class ($42,738,295 / 6,695,052 shares outstanding), unlimited authorized, no par value	$6.38

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford International Concentrated Growth Equities Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $53,132)	$282,603
Non-cash income	172,391
Interest	32,903
Total Investment Income	487,897
EXPENSES
Advisory fee (Note B)	320,145
Administration & Supervisory fee — Class K shares (Note B)	55,483
Administration & Supervisory fee — Institutional Class shares (Note B)	80,578
Transfer agency	47,028
Sub-transfer agency — Institutional Class shares	45,707
Fund accounting	94,748
Registration fees	38,708
Professional fees	35,453
Legal	15,654
Custody	10,257
Trustees' fees	3,980
Line of credit interest	2,084
Commitment fees	1,145
Miscellaneous	9,883
Total Expenses	760,853
Fees waived/expenses reimbursed	(138,885)
Total Expenses after Waiver	621,968
Net Investment (Loss)	(134,071)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments	(5,150,673)
Foreign currency transactions	(10,618)
(5,161,291)
Net change in unrealized appreciation (depreciation) on:
Investments	14,543,723
Translation of net assets and liabilities denominated in foreign currencies	(476)
14,543,247
Net realized and unrealized gain	9,381,956
NET INCREASE IN NET ASSETS FROM OPERATIONS	$9,247,885

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford International Concentrated Growth Equities Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(134,071)	$(145,733)
Net realized (loss)	(5,161,291)	(21,160,572)
Net change in unrealized appreciation (depreciation)	14,543,247	(32,965,160)
Net Increase (Decrease) in Net Assets from Operations	9,247,885	(54,271,465)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	—	(1,870,224)
Institutional Class	—	(2,240,014)
Total Distributions to Shareholders	—	(4,110,238)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	5,810,022	21,349,940
Institutional Class	26,448,824	66,139,903
Dividends reinvested:
Class K	—	1,767,282
Institutional Class	—	2,240,014
Cost of shares redeemed:
Class K	(7,167,004)	(24,487,536)
Institutional Class	(26,262,204)	(54,919,668)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(1,170,362)	12,089,935
Total Increase (Decrease) in Net Assets	8,077,523	(46,291,768)
NET ASSETS
Beginning of Year	67,499,302	113,791,070
End of Year	$75,576,825	$67,499,302

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$5.63	$9.89		$12.31	$12.70	$8.75
From Investment Operations
Net investment income (loss)(a)	(0.01)	(0.01)		0.04	(0.04)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.85	(3.91)		0.03	12.16	3.94
Net increase (decrease) in net asset value from investment operations	0.84	(3.92)		0.07	12.12	3.97
Dividends and Distributions to Shareholders
From net investment income	—	(0.00	)(b)	(0.03)	—	(0.02)
From net realized gain on investments	—	(0.34)		(2.46)	(12.51)	—
Total dividends and distributions	—	(0.34)		(2.49)	(12.51)	(0.02)
Net asset value, end of year	$6.47	$5.63		$9.89	$12.31	$12.70
Total Return
Total return based on net asset value(c)	14.92%	(39.55)%		0.74%	97.24%	45.26%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$32,839	$29,867		$56,513	$42,357	$101,797
Ratio of net expenses to average net assets, before waiver	0.89%	0.91%		0.79%	0.79%	0.90%
Ratio of net expenses to average net assets, after waiver	0.72%	0.72%		0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets	(0.09)%	(0.10)%		0.27%	(0.26)%	0.26%
Portfolio turnover rate(d)	28%	65%		54%	59%	4%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Concentrated Growth Equities Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022		For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$5.56	$9.78		$12.19	$12.65	$8.72
From Investment Operations
Net investment income (loss)(a)	(0.01)	(0.01)		0.01	(0.09)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	0.83	(3.87)		0.05	12.14	3.92
Net increase (decrease) in net asset value from investment operations	0.82	(3.88)		0.06	12.05	3.95
Dividends and Distributions to Shareholders
From net investment income	—	(0.00	)(b)	(0.01)	—	(0.02)
From net realized gain on investments	—	(0.34)		(2.46)	(12.51)	—
Total dividends and distributions	—	(0.34)		(2.47)	(12.51)	(0.02)
Net asset value, end of year	$6.38	$5.56		$9.78	$12.19	$12.65
Total Return
Total return based on net asset value(c)	14.75%	(39.58)%		0.69%	97.09%	45.32%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$42,738	$37,633		$57,278	$18,012	$876
Ratio of net expenses to average net assets, before waiver	0.99%	1.00%		0.90%	0.87%	0.91%
Ratio of net expenses to average net assets, after waiver	0.82%	0.81%		0.83%	0.80%	0.73%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.22)%		0.11%	(0.47)%	0.30%
Portfolio turnover rate(d)	28%	65%		54%	59%	4%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Growth Fund

	Value	% of Total Net Assets
Apparel	$69,975,318	2.3%
Auto Manufacturers	175,360,467	5.8
Auto Parts & Equipment	21,242,569	0.7
Banks	51,646,594	1.7
Biotechnology	196,331,324	6.5
Chemicals	46,089,906	1.5
Commercial Services	172,528,312	5.8
Computers	15,301,651	0.5
Cosmetics/Personal Care	106,703,089	3.6
Diversified Financial Services	41,005,357	1.4
Electrical Components & Equipment	18,370,096	0.6
Electronics	91,154,320	3.0
Energy — Alternate Sources	70,628,666	2.4
Food	69,847,588	2.3
Healthcare — Products	26,175,733	0.9
Healthcare — Services	23,678,800	0.8
Insurance	83,505,898	2.8
Internet	805,073,872	26.8
Investment Companies	77,673,465	2.6
Machinery — Diversified	170,880,557	5.7
Metal Fabricate/Hardware	30,184,196	1.0
Retail	40,552,464	1.4
Semiconductors	371,039,805	12.4
Software	187,247,352	6.2
Total Value of Investments	2,962,197,399	98.7
Other assets less liabilities	37,637,473	1.3
Net Assets	$2,999,834,872	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Growth Fund

	Shares	Value
COMMON STOCKS — 96.9%
AUSTRALIA — 2.2%
WiseTech Global Ltd.	1,307,420	$67,011,222
BELGIUM — 1.3%
Umicore SA	1,451,150	39,916,744
BRAZIL — 8.1%
MercadoLibre, Inc. *	133,948	210,504,640
NU Holdings Ltd., Class A *	4,040,618	33,658,348
		244,162,988
CANADA — 0.5%
Shopify, Inc., Class A *	192,406	14,988,427
CHINA — 10.0%
Ganfeng Lithium Group Co., Ltd., Class H	1,634,000	6,173,162
Meituan, Class B *	5,619,850	59,001,561
NIO, Inc. ADR *	3,098,212	28,100,783
PDD Holdings, Inc. ADR *	630,462	92,242,895
Tencent Holdings Ltd.	2,367,400	89,380,887
Wuxi Biologics Cayman, Inc. *	6,260,500	23,678,800
		298,578,088
DENMARK — 6.1%
Ambu A/S, B Shares *	1,680,212	26,175,733
Genmab A/S *	293,158	93,474,318
Vestas Wind Systems A/S *	1,948,628	61,657,948
		181,307,999
FRANCE — 6.5%
Kering	157,994	69,975,318
L'Oreal SA	214,048	106,703,090
SOITEC *	96,294	17,231,285
		193,909,693

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Growth Fund

	Shares	Value
GERMANY — 3.6%
AIXTRON SE	1,179,242	$50,209,195
HelloFresh SE *	1,110,944	17,515,732
Zalando SE *	1,712,917	40,552,463
		108,277,390
HONG KONG — 3.5%
AIA Group Ltd.	9,595,200	83,505,898
Hong Kong Exchanges & Clearing Ltd.	657,501	22,552,455
		106,058,353
INDIA — 0.6%
HDFC Bank Ltd.	878,503	17,988,246
ISRAEL — 3.1%
Mobileye Global, Inc., Class A *	490,364	21,242,568
Wix.com Ltd. *	572,482	70,426,736
		91,669,304
ITALY — 5.5%
Ferrari NV	436,187	147,259,684
Prysmian SpA	402,985	18,370,096
		165,629,780
JAPAN — 5.6%
CyberAgent, Inc.	1,328,800	8,323,205
GMO Payment Gateway, Inc.	210,600	14,595,470
M3, Inc.	2,209,100	36,455,231
NIDEC Corp.	924,600	37,267,980
SBI Holdings, Inc.	822,200	18,452,903
SMC Corp.	97,400	52,102,770
		167,197,559
NETHERLANDS — 16.0%
Adyen NV *	96,174	124,154,965
Argenx SE *	270,414	102,857,005
ASML Holding NV	259,221	195,682,662
EXOR NV	572,247	57,280,596
		479,975,228
The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Growth Fund

	Shares	Value
NEW ZEALAND — 0.9%
Xero Ltd. *	350,268	$26,721,434
NORWAY — 0.5%
AutoStore Holdings Ltd. *	7,788,131	15,301,651
SINGAPORE — 0.6%
Sea Ltd. ADR *	468,720	18,983,160
SOUTH KOREA — 2.3%
Coupang, Inc. *	2,085,754	33,768,357
Delivery Hero SE *	1,342,003	36,935,887
		70,704,244
SWEDEN — 4.6%
Atlas Copco AB, A Shares	6,893,216	118,777,787
Kinnevik AB, B Shares *	1,897,274	20,392,869
		139,170,656
SWITZERLAND — 1.9%
Temenos AG	297,453	27,719,117
VAT Group AG	60,097	30,184,196
		57,903,313
TAIWAN — 3.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,629,000	107,916,664
UNITED KINGDOM — 2.9%
Ocado Group PLC *	5,417,410	52,331,856
Wise PLC, Class A *	3,037,172	33,777,877
		86,109,733
UNITED STATES — 7.0%
Atlassian Corp., Class A *	94,119	22,387,145
Elastic NV *	385,168	43,408,434
SolarEdge Technologies, Inc. *	95,841	8,970,718
Spotify Technology SA *	713,442	134,062,886
		208,829,183
Total Common Stocks
(cost $2,007,478,635)		2,908,311,059

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Growth Fund

	Shares	Value
PREFERRED STOCKS — 1.8%
GERMANY — 1.8%
Sartorius AG 0.43%	146,741	$53,886,340
Total Preferred Stocks
(cost $33,481,919)		53,886,340
TOTAL INVESTMENTS — 98.7%
(cost $2,040,960,554)		$2,962,197,399
Other assets less liabilities — 1.3%		37,637,473
NET ASSETS — 100.0%		$2,999,834,872

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$732,745,097	$2,175,565,962	$—	$2,908,311,059
Preferred Stocks **	—	53,886,340	—	53,886,340
Total	$732,745,097	$2,229,452,302	$—	$2,962,197,399

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Growth Fund

ASSETS
Investments, at value (cost $2,040,960,554)	$2,962,197,399
Cash	38,156,348
Tax reclaims receivable	2,359,376
Receivable for investments sold	2,332,605
Capital shares sold receivable	388,658
Dividends receivable	385,196
Prepaid assets	22,164
Total Assets	3,005,841,746
LIABILITIES
Advisory fee payable	2,373,248
Payable for investment purchased	2,031,581
Shareholder Servicing fee payable	481,534
Capital shares purchased payable	457,489
Administration & Supervisory fee payable	128,358
Deferred India capital gains tax liability (Note A)	84,492
Trustee fee payable	42,672
Commitment fee payable	10,221
Accrued expenses	397,279
Total Liabilities	6,006,874
NET ASSETS	$2,999,834,872
COMPOSITION OF NET ASSETS
Paid-in capital	$2,057,729,995
Total distributable earnings	942,104,877
$2,999,834,872
NET ASSET VALUE, PER SHARE
Class 2 ($702,932,390 / 56,349,234 shares outstanding), unlimited authorized, no par value	$12.47
Class 3 ($242,268,649 / 19,366,510 shares outstanding), unlimited authorized, no par value	$12.51
Class 4 ($570,283,313 / 45,570,253 shares outstanding), unlimited authorized, no par value	$12.51
Class 5 ($1,174,929,003 / 93,629,842 shares outstanding), unlimited authorized, no par value	$12.55
Class K ($67,515,946 / 5,424,457 shares outstanding), unlimited authorized, no par value	$12.45
Institutional Class ($241,905,571 / 19,485,340 shares outstanding), unlimited authorized, no par value	$12.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford International Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $2,776,616)	$18,102,577
Non-cash income	6,077,219
Interest	775,550
Windfall tax recovery (Note A)	334,678
IRS Closing agreement tax paid for foreign reclaims (Note A)	(5,522)
Total Investment Income	25,284,502
EXPENSES
Advisory fee (Note B)	9,706,819
Shareholder Servicing fees — Class 2 shares (Note B)	1,134,624
Shareholder Servicing fees — Class 3 shares (Note B)	235,541
Shareholder Servicing fees — Class 4 shares (Note B)	375,829
Shareholder Servicing fees — Class 5 shares (Note B)	225,161
Administration & Supervisory fee — Class K shares (Note B)	107,118
Administration & Supervisory fee — Institutional Class shares (Note B)	415,629
Transfer agency	137,484
Sub-transfer agency — Institutional Class shares	196,102
Legal	563,115
Fund accounting	502,749
Custody	357,613
Professional fees	184,167
Trustees' fees	144,375
Registration fees	44,679
Commitment fees	41,491
Miscellaneous	126,654
Total Expenses	14,499,150
Net Investment Income	10,785,352
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	67,146,286
Foreign currency transactions	(163,512)
66,982,774
Net change in unrealized appreciation on:
Investments (net of change in deferred India capital gains tax liability of ($322,918)) (Note A)	294,941,661
Translation of net assets and liabilities denominated in foreign currencies	138,359
295,080,020
Net realized and unrealized gain	362,062,794
NET INCREASE IN NET ASSETS FROM OPERATIONS	$372,848,146

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford International Growth Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$10,785,352	$19,913,803
Net realized gain (loss)	66,982,774	(13,743,913)
Net change in unrealized appreciation (depreciation)	295,080,020	(1,322,207,177)
Net Increase (Decrease) in Net Assets from Operations	372,848,146	(1,316,037,287)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(2,759,112)	(3,692,032)
Class 3	(1,101,812)	(1,457,987)
Class 4	(2,770,069)	(3,381,707)
Class 5	(6,235,027)	(7,602,619)
Class K	(265,664)	(335,676)
Institutional Class	(745,677)	(961,021)
Total Distributions to Shareholders	(13,877,361)	(17,431,042)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	28,506,000	342,081,605 *
Class 3	1,800,000	151,313,900 *
Class 4	16,000,000	50,000,000
Class K	5,065,217	10,780,634
Institutional Class	99,580,505	226,507,373
Dividends reinvested:
Class 2	2,757,162	3,691,376
Class 3	1,096,924	1,456,319
Class 4	2,770,069	3,381,707
Class 5	6,235,027	7,602,619
Class K	265,664	335,676
Institutional Class	711,714	918,730
Cost of shares redeemed:
Class 2	(10,145,987)	(1,550,000)
Class 3	(16,700,000)	(272,875,605)*
Class 4	(7,400,000)	(134,613,900)*
Class K	(2,680,104)	(7,662,243)
Institutional Class	(82,215,244)	(239,977,847)
Increase in Net Assets from Transactions in Shares of Beneficial Interest	45,646,947	141,390,344
Total Increase (Decrease) in Net Assets	404,617,732	(1,192,077,985)
NET ASSETS
Beginning of Year	2,595,217,140	3,787,295,125
End of Year	$2,999,834,872	$2,595,217,140

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Growth Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.96	$16.81	$21.56	$14.59	$10.74
From Investment Operations
Net investment income(a)	0.04	0.08	0.15	0.00 (b)	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.52	(5.87)	(2.20)	9.17	3.87
Net increase (decrease) in net asset value from investment operations	1.56	(5.79)	(2.05)	9.17	4.02
Dividends and Distributions to Shareholders
From net investment income	(0.04)	(0.01)	(0.41)	—	(0.15)
From net realized gain on investments	(0.01)	(0.05)	(2.29)	(2.20)	(0.02)
Total dividends and distributions	(0.05)	(0.06)	(2.70)	(2.20)	(0.17)
Net asset value, end of year	$12.47	$10.96	$16.81	$21.56	$14.59
Total Return
Total return based on net asset value(c)	14.31%	(34.43)%	(9.40)%	62.95%	37.34%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$702,932	$598,426	$455,384	$599,275	$874,230
Ratio of net expenses to average net assets	0.58%	0.60%	0.57%	0.58%	0.60%
Ratio of net investment income to average net assets	0.30%	0.68%	0.68%	0.02%	1.16	%(d)
Portfolio turnover rate(e)	12%	12%	13%	26%	6%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Ratio includes taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Growth Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.99	$16.85	$21.63	$14.62	$10.76
From Investment Operations
Net investment income(a)	0.05	0.08	0.16	0.01	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	(5.87)	(2.21)	9.20	3.88
Net increase (decrease) in net asset value from investment operations	1.58	(5.79)	(2.05)	9.21	4.04
Dividends and Distributions to Shareholders
From net investment income	(0.05)	(0.02)	(0.44)	—	(0.16)
From net realized gain on investments	(0.01)	(0.05)	(2.29)	(2.20)	(0.02)
Total dividends and distributions	(0.06)	(0.07)	(2.73)	(2.20)	(0.18)
Net asset value, end of year	$12.51	$10.99	$16.85	$21.63	$14.62
Total Return
Total return based on net asset value(b)	14.39%	(34.38)%	(9.34)%	63.07%	37.44%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$242,269	$225,485	$503,783	$693,179	$546,477
Ratio of net expenses to average net assets	0.51%	0.53%	0.50%	0.51%	0.53%
Ratio of net investment income to average net assets	0.39%	0.64%	0.74%	0.03%	1.22	%(c)
Portfolio turnover rate(d)	12%	12%	13%	26%	6%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Growth Fund
Selected data for a Class 4 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.99	$16.86	$21.65	$14.63	$10.77
From Investment Operations
Net investment income(a)	0.05	0.09	0.17	0.01	0.16
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	(5.89)	(2.21)	9.21	3.88
Net increase (decrease) in net asset value from investment operations	1.59	(5.80)	(2.04)	9.22	4.04
Dividends and Distributions to Shareholders
From net investment income	(0.06)	(0.02)	(0.46)	0.00 (b)	(0.16)
From net realized gain on investments	(0.01)	(0.05)	(2.29)	(2.20)	(0.02)
Total dividends and distributions	(0.07)	(0.07)	(2.75)	(2.20)	(0.18)
Net asset value, end of year	$12.51	$10.99	$16.86	$21.65	$14.63
Total Return
Total return based on net asset value(c)	14.42%	(34.36)%	(9.31)%	63.12%	37.48%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$570,283	$491,265	$860,635	$969,427	$283,094
Ratio of net expenses to average net assets	0.48%	0.50%	0.47%	0.48%	0.50%
Ratio of net investment income to average net assets	0.41%	0.72%	0.78%	0.06%	1.26	%(d)
Portfolio turnover rate(e)	12%	12%	13%	26%	6%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Ratio includes taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Growth Fund
Selected data for a Class 5 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.02	$16.91	$21.70	$14.66	$10.79
From Investment Operations
Net investment income(a)	0.06	0.09	0.18	0.02	0.17
Net realized and unrealized gain (loss) on investments and foreign currency	1.54	(5.90)	(2.21)	9.23	3.89
Net increase (decrease) in net asset value from investment operations	1.60	(5.81)	(2.03)	9.25	4.06
Dividends and Distributions to Shareholders
From net investment income	(0.06)	(0.03)	(0.47)	(0.01)	(0.17)
From net realized gain on investments	(0.01)	(0.05)	(2.29)	(2.20)	(0.02)
Total dividends and distributions	(0.07)	(0.08)	(2.76)	(2.21)	(0.19)
Net asset value, end of year	$12.55	$11.02	$16.91	$21.70	$14.66
Total Return
Total return based on net asset value(b)	14.48%	(34.33)%	(9.27)%	63.20%	37.55%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,174,929	$1,026,319	$1,562,791	$1,842,231	$1,298,918
Ratio of net expenses to average net assets	0.43%	0.45%	0.42%	0.43%	0.45%
Ratio of net investment income to average net assets	0.46%	0.79%	0.82%	0.13%	1.31	%(c)
Portfolio turnover rate(d)	12%	12%	13%	26%	6%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Growth Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.93	$16.77	$21.54	$14.58		$10.73
From Investment Operations
Net investment income (loss)(a)	0.04	0.08	0.15	(0.05	)(b)	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	(5.86)	(2.20)	9.21		3.87
Net increase (decrease) in net asset value from investment operations	1.57	(5.78)	(2.05)	9.16		4.02
Dividends and Distributions to Shareholders
From net investment income	(0.04)	(0.01)	(0.43)	—	(c)	(0.15)
From net realized gain on investments	(0.01)	(0.05)	(2.29)	(2.20)		(0.02)
Total dividends and distributions	(0.05)	(0.06)	(2.72)	(2.20)		(0.17)
Net asset value, end of year	$12.45	$10.93	$16.77	$21.54		$14.58
Total Return
Total return based on net asset value(d)	14.36%	(34.43)%	(9.43)%	62.95%		37.40%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$67,516	$57,075	$82,820	$130,401		$7
Ratio of net expenses to average net assets	0.58%	0.60%	0.57%	0.58%		0.60%
Ratio of net investment income (loss) to average net assets	0.31%	0.66%	0.69%	(0.26)%		1.17	%(e)
Portfolio turnover rate(f)	12%	12%	13%	26%		6%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Calculation of the net gain or (loss) per share may not correlate to the aggregate investment income presented in the Statement of Operations due to the allocation of expenses across the share classes.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)  Ratio includes taxable stock dividends that were treated as income.

(f)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Growth Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$10.90	$16.72	$21.48	$14.55	$10.72
From Investment Operations
Net investment income (loss)(a)	0.02	0.07	0.12	(0.03)	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.53	(5.84)	(2.18)	9.16	3.85
Net increase (decrease) in net asset value from investment operations	1.55	(5.77)	(2.06)	9.13	4.00
Dividends and Distributions to Shareholders
From net investment income	(0.03)	—	(0.41)	—	(0.15)
From net realized gain on investments	(0.01)	(0.05)	(2.29)	(2.20)	(0.02)
Total dividends and distributions	(0.04)	(0.05)	(2.70)	(2.20)	(0.17)
Net asset value, end of year	$12.41	$10.90	$16.72	$21.48	$14.55
Total Return
Total return based on net asset value(b)	14.20%	(34.49)%	(9.49)%	62.84%	37.25%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$241,906	$196,648	$321,882	$308,176	$26,800
Ratio of net expenses to average net assets	0.66%	0.68%	0.65%	0.64%	0.65%
Ratio of net investment income (loss) to average net assets	0.19%	0.60%	0.55%	(0.16)%	1.09	%(c)
Portfolio turnover rate(d)	12%	12%	13%	26%	6%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities sold or received in-kind in connection with Fund capital shares sold or redemptions in-kind.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Smaller Companies Fund

	Value	% of Total Net Assets
Biotechnology	$169,863	1.2%
Building Materials	433,216	2.9
Chemicals	184,617	1.3
Commercial Services	1,096,743	7.4
Computers	197,496	1.3
Distribution/Wholesale	830,337	5.6
Diversified Financial Services	1,908,650	12.9
Electrical Components & Equipment	145,336	1.0
Electronics	739,802	5.0
Entertainment	73,726	0.5
Food	18,338	0.1
Hand/Machine Tools	238,547	1.6
Healthcare — Products	151,112	1.0
Healthcare — Services	33,484	0.2
Insurance	43,428	0.3
Internet	1,538,875	10.4
Investment Companies	53,522	0.4
Leisure Time	605,540	4.1
Machinery — Diversified	350,427	2.4
Media	18,275	0.1
Mining	27,231	0.2
Miscellaneous Manufacturing	674,418	4.6
Pharmaceuticals	218,287	1.5
Private Equity	60,964	0.4
Retail	456,273	3.1
Semiconductors	2,016,883	13.6
Software	1,505,330	10.2
Telecommunications	295,694	2.0
Toys/Games/Hobbies	429,178	2.9
Total Value of Investments	14,515,592	98.2
Other assets less liabilities	269,654	1.8
Net Assets	$14,785,246	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Smaller Companies Fund

	Shares	Value
COMMON STOCKS — 98.2%
AUSTRALIA — 1.5%
Netwealth Group Ltd.	18,610	$195,440
Vulcan Energy Resources Ltd. *	14,023	27,231
		222,671
BELGIUM — 1.0%
Melexis NV	1,496	150,779
CANADA — 4.5%
Docebo, Inc. *	5,550	268,023
Kinaxis, Inc. *	3,490	391,682
		659,705
CHINA — 3.4%
Airtac International Group	15,229	500,397
CZECH REPUBLIC — 0.7%
WAG Payment Solutions PLC *	91,497	104,964
DENMARK — 1.0%
ALK-Abello A/S *	10,048	150,680
FINLAND — 0.2%
Nanoform Finland PLC *	17,143	30,220
FRANCE — 0.2%
Cellectis SA ADR *	10,403	32,041
GERMANY — 5.7%
Aumann AG	3,322	68,150
Auto1 Group SE *	9,585	68,469
Hypoport SE *	2,418	471,946
New Work SE	916	79,515
Tonies SE, Class A *	21,879	126,805
Veganz Group AG *	716	18,338
		833,223

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Smaller Companies Fund

	Shares	Value
HONG KONG — 1.1%
Hypebeast Ltd. *	481,000	$12,505
Johnson Electric Holdings Ltd.	91,500	145,336
		157,841
INDIA — 3.1%
CreditAccess Grameen Ltd. *	15,707	301,357
IndiaMart InterMesh Ltd.	2,859	93,463
PVR Inox Ltd. *	3,700	73,726
		468,546
IRELAND — 0.9%
Keywords Studios PLC	6,180	130,921
ISRAEL — 2.4%
Maytronics Ltd.	20,937	237,409
Nayax Ltd. *	6,310	120,071
		357,480
ITALY — 7.0%
Brunello Cucinelli SpA	4,167	407,834
Reply SpA	2,761	364,919
Technogym SpA	26,700	267,527
		1,040,280
JAPAN — 24.7%
Anicom Holdings, Inc.	11,300	43,428
Appier Group, Inc. *	7,100	92,716
Bengo4.com, Inc. *	6,800	209,374
CellSource Co., Ltd.	3,700	33,484
Demae-Can Co., Ltd. *	8,500	30,160
DMG Mori Co., Ltd.	12,500	238,547
eGuarantee, Inc.	10,800	156,417
Freee K.K. *	2,700	58,270
GA Technologies Co., Ltd. *	11,300	104,806
GMO Financial Gate, Inc.	900	66,575
Infomart Corp.	64,200	225,122
Inter Action Corp.	4,000	30,656
Iriso Electronics Co., Ltd.	5,200	136,022
Istyle, Inc. *	15,000	44,011

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Smaller Companies Fund

	Shares	Value
Jade Group, Inc. *	7,600	$113,505
JMDC, Inc.	3,700	111,588
Kamakura Shinsho Ltd.	21,300	83,336
Katitas Co., Ltd.	11,600	179,751
KH Neochem Co., Ltd.	11,500	184,617
Kitanotatsujin Corp.	40,400	60,915
Megachips Corp.	9,000	297,941
Optex Group Co., Ltd.	10,000	126,395
Outsourcing, Inc. *	14,700	180,608
Raksul, Inc. *	27,500	246,510
Sansan, Inc. *	9,700	109,651
Shima Seiki Manufacturing Ltd.	6,100	65,792
Snow Peak, Inc.	7,400	48,438
Tsugami Corp.	25,200	216,484
WealthNavi, Inc. *	11,200	154,322
		3,649,441
NEW ZEALAND — 0.7%
Volpara Health Technologies Ltd. *	144,415	108,745
SOUTH KOREA — 4.8%
Douzone Bizon Co., Ltd. *	4,964	111,289
Hana Tour Service, Inc. *	2,497	100,604
Koh Young Technology, Inc. *	22,281	285,298
Park Systems Corp.	1,297	174,021
Wantedlab, Inc. *	4,359	36,515
		707,727
SWEDEN — 11.4%
AddTech AB, B Shares	23,653	520,427
Avanza Bank Holding AB	21,185	492,127
Cellavision AB	1,790	37,668
HMS Networks AB	5,987	295,694
Paradox Interactive AB	7,291	163,435
Storytel AB *	4,561	18,275
VNV Global AB *	25,658	53,522
Xvivo Perfusion AB *	3,136	102,629
		1,683,777

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Smaller Companies Fund

	Shares	Value
SWITZERLAND — 5.0%
Bossard Holding AG	917	$241,441
Sensirion Holding AG *	3,415	339,279
u-blox Holding AG *	1,257	149,380
		730,100
TAIWAN — 9.7%
ASPEED Technology, Inc.	3,100	314,033
Chroma ATE, Inc.	46,000	318,482
Global Unichip Corp.	13,000	734,815
TCI Co., Ltd.	12,148	67,607
		1,434,937
UNITED KINGDOM — 7.6%
Alpha Group International PLC	11,535	256,917
Angle PLC *	72,211	10,815
dotdigital group PLC	73,839	93,083
Games Workshop Group PLC	2,406	302,373
Molten Ventures PLC *	17,229	60,964
Oxford Nanopore Technologies PLC *	40,546	107,602
Team17 Group PLC *	22,496	53,048
Trustpilot Group PLC *	61,941	117,245
Victoria PLC *	33,010	127,070
		1,129,117
UNITED STATES — 1.6%
Burford Capital Ltd.	15,005	232,000
TOTAL INVESTMENTS — 98.2%
(cost $14,170,030)		$14,515,592
Other assets less liabilities — 1.8%		269,654
NET ASSETS — 100.0%		$14,785,246

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Smaller Companies Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$2,297,208	$12,218,384	$—	$14,515,592
Total	$2,297,208	$12,218,384	$—	$14,515,592

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International Smaller Companies Fund

ASSETS
Investments, at value (cost $14,170,030)	$14,515,592
Cash	266,869
Due from Manager	54,146
Tax reclaims receivable	30,109
Dividends receivable	13,331
Prepaid assets	21,327
Total Assets	14,901,374
LIABILITIES
Advisory fee payable	19,395
Deferred India capital gains tax liability (Note A)	14,171
Administration & Supervisory fee payable	5,685
Trustee fee payable	203
Commitment fee payable	49
Accrued expenses	76,625
Total Liabilities	116,128
NET ASSETS	$14,785,246
COMPOSITION OF NET ASSETS
Paid-in capital	$33,006,620
Total accumulated (loss)	(18,221,374)
$14,785,246
NET ASSET VALUE, PER SHARE
Class K ($21,006 / 1,646 shares outstanding), unlimited authorized, no par value	$12.77
Institutional Class ($14,764,240 / 1,189,414 shares outstanding), unlimited authorized, no par value	$12.41

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford International Smaller Companies Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $43,893)	$280,365
Interest	19,322
Total Investment Income	299,687
EXPENSES
Advisory fee (Note B)	138,393
Administration & Supervisory fee — Class K shares (Note B)	17,133
Administration & Supervisory fee — Institutional Class shares (Note B)	23,431
Transfer agency	39,933
Sub-transfer agency — Institutional Class shares	14,684
Fund accounting	118,559
Registration fees	36,449
Professional fees	35,409
Custody	19,343
Legal	11,148
Trustees' fees	1,029
Commitment fees	302
Miscellaneous	6,973
Total Expenses	462,786
Fees waived/expenses reimbursed	(233,355)
Total Expenses after Waiver	229,431
Net Investment Income	70,256
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments (net of India capital gains tax expense of $16,843)	(8,751,591)
Foreign currency transactions	10,049
(8,741,542)
Net change in unrealized appreciation (depreciation) on:
Investments (net of change in deferred India capital gains tax liability of $10,560) (Note A)	12,635,206
Translation of net assets and liabilities denominated in foreign currencies	(1,093)
12,634,113
Net realized and unrealized gain	3,892,571
NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,962,827

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford International Smaller Companies Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$70,256	$80,742
Net realized (loss)	(8,741,542)	(9,206,258)
Net change in unrealized appreciation (depreciation)	12,634,113	(13,846,066)
Net Increase (Decrease) in Net Assets from Operations	3,962,827	(22,971,582)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	—	(35,904)
Institutional Class	(382,373)	(14,391)
Total Distributions to Shareholders	(382,373)	(50,295)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	1,671,800	1,526,400
Institutional Class	564,800	14,373,256
Dividends reinvested:
Class K	—	35,491
Institutional Class	382,373	14,391
Cost of shares redeemed:
Class K	(26,851,735)	(4,101,595)
Institutional Class	(57,993)	(10,217,456)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(24,290,755)	1,630,487
Total (Decrease) in Net Assets	(20,710,301)	(21,391,390)
NET ASSETS
Beginning of Year	35,495,547	56,886,937
End of Year	$14,785,246	$35,495,547

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Smaller Companies Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.26	$18.55	$17.49	$12.30	$9.95
From Investment Operations
Net investment income (loss)(a)	0.05	0.03	(0.06)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.46	(7.30)	1.20	6.00	2.64
Net increase (decrease) in net asset value from investment operations	1.51	(7.27)	1.14	5.97	2.65
Dividends and Distributions to Shareholders
From net investment income	—	(0.02)	(0.01)	—	(0.11)
From net realized gain on investments	—	—	(0.07)	(0.78)	(0.19)
Total dividends and distributions	—	(0.02)	(0.08)	(0.78)	(0.30)
Net asset value, end of year	$12.77	$11.26	$18.55	$17.49	$12.30
Total Return
Total return based on net asset value(b)	13.41%	(39.20)%	6.49%	48.61%	26.58%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$21	$22,910	$41,517	$936	$630
Ratio of net expenses to average net assets, before waiver	1.88%	1.55%	1.84%	17.20%	15.15%
Ratio of net expenses to average net assets, after waiver	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.43%	0.23%	(0.31)%	(0.23)%	0.13%
Portfolio turnover rate(c)	19%	44%	16%	16%	11%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International Smaller Companies Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.25	$18.55	$17.49	$12.30	$9.95
From Investment Operations
Net investment income (loss)(a)	0.02	0.02	(0.06)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	1.47	(7.31)	1.20	6.00	2.64
Net increase (decrease) in net asset value from investment operations	1.49	(7.29)	1.14	5.97	2.65
Dividends and Distributions to Shareholders
From net investment income	(0.33)	(0.01)	(0.01)	—	(0.11)
From net realized gain on investments	—	—	(0.07)	(0.78)	(0.19)
Total dividends and distributions	(0.33)	(0.01)	(0.08)	(0.78)	(0.30)
Net asset value, end of year	$12.41	$11.25	$18.55	$17.49	$12.30
Total Return
Total return based on net asset value(b)	13.25%	(39.28)%	6.48%	48.61%	26.58%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$14,764	$12,586	$15,370	$936	$630
Ratio of net expenses to average net assets, before waiver	1.98%	1.65%	1.91%	17.20%	15.15%
Ratio of net expenses to average net assets, after waiver	1.01%	0.99%	0.97%	0.90%	0.90%
Ratio of net investment income (loss) to average net assets	0.20%	0.17%	(0.30)%	(0.23)%	0.13%
Portfolio turnover rate(c)	19%	44%	16%	16%	11%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Long Term Global Growth Fund

	Value	% of Total Net Assets
Advertising	$20,037,190	3.1%
Aerospace/Defense	4,389,293	0.7
Apparel	35,315,069	5.4
Auto Manufacturers	28,064,961	4.3
Auto Parts & Equipment	11,398,864	1.8
Banks	13,868,286	2.1
Biotechnology	40,654,618	6.2
Commercial Services	28,349,878	4.4
Energy — Alternate Sources	8,352,834	1.3
Healthcare — Products	20,955,791	3.2
Healthcare — Services	2,618,903	0.4
Internet	210,908,998	32.4
Pharmaceuticals	24,272,873	3.7
Semiconductors	93,874,524	14.4
Software	97,840,583	15.0
Total Value of Investments	640,902,665	98.4
Other assets less liabilities	10,683,939	1.6
Net Assets	$651,586,604	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
COMMON STOCKS — 98.4%
BRAZIL — 2.5%
MercadoLibre, Inc. *	10,478	$16,466,596
CANADA — 3.6%
Shopify, Inc., Class A *	298,822	23,278,234
CHINA — 14.8%
Alibaba Group Holding Ltd.	735,352	7,083,309
BeiGene Ltd. ADR *	60,146	10,847,932
Contemporary Amperex Technology Co., Ltd., Class A	495,160	11,398,864
Meituan, Class B *	1,124,190	11,802,622
NIO, Inc. ADR *	594,888	5,395,634
PDD Holdings, Inc. ADR *	287,689	42,091,778
Tencent Holdings Ltd.	194,300	7,335,772
		95,955,911
FRANCE — 5.4%
Hermes International	7,968	16,936,106
Kering	41,497	18,378,963
		35,315,069
GERMANY — 1.9%
BioNTech SE ADR *	119,361	12,597,360
INDIA — 2.1%
HDFC Bank Ltd.	677,294	13,868,287
NETHERLANDS — 7.8%
Adyen NV *	16,823	21,717,501
ASML Holding NV	38,545	29,097,134
		50,814,635
SINGAPORE — 1.5%
Sea Ltd. ADR *	233,904	9,473,112
SOUTH KOREA — 2.5%
Coupang, Inc. *	987,526	15,988,046

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Long Term Global Growth Fund

	Shares	Value
UNITED STATES — 56.3%
Advanced Micro Devices, Inc. *	130,540	$19,242,901
Affirm Holdings, Inc. *	134,969	6,632,377
Amazon.com, Inc. *	269,120	40,890,093
Atlassian Corp., Class A *	110,883	26,374,630
Cloudflare, Inc., Class A *	255,847	21,301,821
Datadog, Inc., Class A *	67,848	8,235,390
Dexcom, Inc. *	195,607	24,272,873
Enphase Energy, Inc. *	63,212	8,352,834
Ginkgo Bioworks Holdings, Inc. *	1,549,647	2,618,903
Intuitive Surgical, Inc. *	62,117	20,955,791
Joby Aviation, Inc. *	660,044	4,389,293
Moderna, Inc. *	173,045	17,209,325
Netflix, Inc. *	38,482	18,736,116
NVIDIA Corp.	91,948	45,534,489
ROBLOX Corp., Class A *	264,562	12,095,775
Samsara, Inc., Class A *	287,423	9,594,180
Spotify Technology SA *	94,531	17,763,320
Tesla, Inc. *	91,232	22,669,327
Trade Desk, Inc. (The), Class A *	278,449	20,037,190
Workday, Inc., Class A *	73,313	20,238,787
		367,145,415
TOTAL INVESTMENTS — 98.4%
(cost $416,591,274)		$640,902,665
Other assets less liabilities — 1.6%		10,683,939
NET ASSETS — 100.0%		$651,586,604

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$503,284,107	$137,618,558	$—	$640,902,665
Total	$503,284,107	$137,618,558	$—	$640,902,665

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford Long Term Global Growth Fund

ASSETS
Investments, at value (cost $416,591,274)	$640,902,665
Cash	11,681,324
Foreign cash, at value (cost $3)	3
Tax reclaims receivable	138,373
Dividends receivable	94,311
Capital shares sold receivable	39,154
Prepaid assets	22,168
Total Assets	652,877,998
LIABILITIES
Advisory fee payable	680,549
Administration & Supervisory fee payable	221,466
Deferred India capital gains tax liability (Note A)	106,751
Capital shares purchased payable	91,633
Shareholder Servicing fee payable	33,436
Trustee fee payable	8,986
Commitment fee payable	2,152
Accrued expenses	146,421
Total Liabilities	1,291,394
NET ASSETS	$651,586,604
COMPOSITION OF NET ASSETS
Paid-in capital	$651,933,529
Total accumulated (loss)	(346,925)
$651,586,604
NET ASSET VALUE, PER SHARE
Class 2 ($81,054,135 / 3,050,107 shares outstanding), unlimited authorized, no par value	$26.57
Class K ($320,105,931 / 12,039,964 shares outstanding), unlimited authorized, no par value	$26.59
Institutional Class ($250,426,538 / 9,469,935 shares outstanding), unlimited authorized, no par value	$26.44

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford Long Term Global Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $257,634)	$1,403,175
Non-cash income	974,144
Interest	231,666
Total Investment Income	2,608,985
EXPENSES
Advisory fee (Note B)	2,788,707
Shareholder Servicing fees — Class 2 shares (Note B)	123,806
Shareholder Servicing fees — Class 4 shares (Note B)	26,573
Administration & Supervisory fee — Class K shares (Note B)	486,392
Administration & Supervisory fee — Institutional Class shares (Note B)	378,780
Transfer agency	100,952
Sub-transfer agency — Institutional Class shares	209,940
Fund accounting	126,241
Legal	119,835
Custody	59,974
Registration fees	43,905
Professional fees	37,267
Trustees' fees	31,196
Commitment fees	8,973
Miscellaneous	33,960
Total Expenses	4,576,501
Net Investment (Loss)	(1,967,516)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments	(29,206,780)
Foreign currency transactions	(6,115)
(29,212,895)
Net change in unrealized appreciation on:
Investments (net of change in deferred India capital gains tax liability of $106,751) (Note A)	214,208,970
Translation of net assets and liabilities denominated in foreign currencies	10,124
214,219,094
Net realized and unrealized gain	185,006,199
NET INCREASE IN NET ASSETS FROM OPERATIONS	$183,038,683
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford Long Term Global Growth Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(1,967,516)	$(2,528,428)
Net realized (loss)	(29,212,895)	(189,489,586)
Net change in unrealized appreciation (depreciation)	214,219,094	(336,220,659)
Net Increase (Decrease) in Net Assets from Operations	183,038,683	(528,238,673)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	—	(2,238,949)
Class 4	—	(1,281,675)
Class K	—	(8,926,777)
Institutional Class	—	(6,589,232)
Total Distributions to Shareholders	—	(19,036,633)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	6,000	6,000
Class 4	—	53,862,692 *
Class K	5,900,106	48,885,953
Institutional Class	51,934,816	222,264,057
Dividends reinvested:
Class 2	—	2,238,949
Class 4	—	1,281,675
Class K	—	8,277,694
Institutional Class	—	6,561,366
Cost of shares redeemed:
Class 2	(1,750,000)	(7,000,000)
Class 4	(46,893,467)	—
Class 5	—	(74,362,692)*
Class K	(13,798,230)	(36,691,886)
Institutional Class	(44,532,165)	(340,255,603)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(49,132,940)	(114,931,795)
Total Increase (Decrease) in Net Assets	133,905,743	(662,207,101)
NET ASSETS
Beginning of Year	517,680,861	1,179,887,962
End of Year	$651,586,604	$517,680,861

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$19.45	$37.47	$38.45	$20.68	$15.51
From Investment Operations
Net investment (loss)(a)	(0.07)	(0.08)	(0.25)	(0.17)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	7.19	(17.19)	1.20	21.17	5.27
Net increase (decrease) in net asset value from investment operations	7.12	(17.27)	0.95	21.00	5.20
Dividends and Distributions to Shareholders
From net realized gain on investments	—	(0.75)	(1.93)	(3.23)	(0.03)
Total dividends and distributions	—	(0.75)	(1.93)	(3.23)	(0.03)
Net asset value, end of year	$26.57	$19.45	$37.47	$38.45	$20.68
Total Return
Total return based on net asset value(b)	36.60%	(46.04)%	2.50%	101.77%	33.49%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$81,054	$60,624	$121,252	$131,695	$72,023
Ratio of net expenses to average net assets	0.71%	0.73%	0.70%	0.71%	0.76%
Ratio of net investment (loss) to average net assets	(0.29)%	(0.33)%	(0.60)%	(0.58)%	(0.40)%
Portfolio turnover rate(c)	17%	28%	16%	40%	5%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Long Term Global Growth Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$19.46	$37.48	$38.47	$20.69	$15.52
From Investment Operations
Net investment (loss)(a)	(0.07)	(0.08)	(0.25)	(0.17)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency	7.20	(17.19)	1.19	21.18	5.27
Net increase (decrease) in net asset value from investment operations	7.13	(17.27)	0.94	21.01	5.20
Dividends and Distributions to Shareholders
From net realized gain on investments	—	(0.75)	(1.93)	(3.23)	(0.03)
Total dividends and distributions	—	(0.75)	(1.93)	(3.23)	(0.03)
Net asset value, end of year	$26.59	$19.46	$37.48	$38.47	$20.69
Total Return
Total return based on net asset value(b)	36.64%	(46.04)%	2.48%	101.76%	33.50%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$320,106	$240,856	$432,975	$221,188	$136,096
Ratio of net expenses to average net assets	0.71%	0.73%	0.70%	0.71%	0.76%
Ratio of net investment (loss) to average net assets	(0.29)%	(0.34)%	(0.61)%	(0.57)%	(0.41)%
Portfolio turnover rate(c)	17%	28%	16%	40%	5%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford Long Term Global Growth Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$19.38	$37.36	$38.38	$20.66	$15.51
From Investment Operations
Net investment (loss)(a)	(0.09)	(0.10)	(0.29)	(0.22)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	7.15	(17.13)	1.20	21.17	5.28
Net increase (decrease) in net asset value from investment operations	7.06	(17.23)	0.91	20.95	5.18
Dividends and Distributions to Shareholders
From net realized gain on investments	—	(0.75)	(1.93)	(3.23)	(0.03)
Total dividends and distributions	—	(0.75)	(1.93)	(3.23)	(0.03)
Net asset value, end of year	$26.44	$19.38	$37.36	$38.38	$20.66
Total Return
Total return based on net asset value(b)	36.43%	(46.08)%	2.40%	101.61%	33.40%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$250,427	$176,109	$525,321	$350,860	$57,009
Ratio of net expenses to average net assets	0.81%	0.84%	0.80%	0.79%	0.86%
Ratio of net investment (loss) to average net assets	(0.39)%	(0.42)%	(0.71)%	(0.68)%	(0.53)%
Portfolio turnover rate(c)	17%	28%	16%	40%	5%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford U.S. Discovery Fund

	Value	% of Total Net Assets
Aerospace/Defense	$97,177	4.3%
Auto Parts & Equipment	15,443	0.7
Biotechnology	161,986	7.1
Commercial Services	139,091	6.1
Computers	183,821	8.1
Electrical Components & Equipment	74,606	3.3
Healthcare — Products	309,803	13.6
Healthcare — Services	19,423	0.8
Insurance	35,575	1.6
Internet	162,948	7.2
Mining	15,225	0.7
Miscellaneous Manufacturing	121,673	5.3
Pharmaceuticals	41,534	1.8
Real Estate	13,014	0.6
Retail	65,677	2.9
Semiconductors	152,949	6.7
Software	570,816	25.1
Telecommunications	31,894	1.4
Total Value of Investments	2,212,655	97.3
Other assets less liabilities	61,092	2.7
Net Assets	$2,273,747	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford U.S. Discovery Fund

	Shares	Value
COMMON STOCKS — 97.3%
ISRAEL — 3.1%
JFrog Ltd. *	2,013	$69,670
UNITED STATES — 94.2%
Adaptimmune Therapeutics PLC ADR *	7,284	5,776
Aehr Test Systems *	338	8,967
AeroVironment, Inc. *	771	97,177
Ambarella, Inc. *	768	47,071
American Well Corp., Class A *	5,775	8,605
Appian Corp., Class A *	1,180	44,439
Axon Enterprise, Inc. *	471	121,673
Bandwidth, Inc., Class A *	1,659	24,006
Beam Therapeutics, Inc. *	589	16,033
BlackLine, Inc. *	954	59,568
Calix, Inc. *	730	31,894
Cardlytics, Inc. *	1,834	16,891
Cargurus, Inc. *	1,813	43,802
Chegg, Inc. *	1,286	14,609
CS Disco, Inc. *	2,062	15,651
CyberArk Software Ltd. *	434	95,068
Denali Therapeutics, Inc. *	719	15,430
Digimarc Corp. *	1,127	40,707
Doximity, Inc., Class A *	1,528	42,845
EverQuote, Inc., Class A *	3,417	41,824
Exact Sciences Corp. *	802	59,332
Expensify, Inc., Class A *	2,319	5,728
Fiverr International Ltd. *	992	27,002
Freshpet, Inc. *	757	65,677
HashiCorp, Inc., Class A *	1,879	44,420
IPG Photonics Corp. *	404	43,850
LiveRamp Holdings, Inc. *	2,182	82,654
MP Materials Corp. *	767	15,225
Novanta, Inc. *	443	74,606
Novocure Ltd. *	1,625	24,261
Pacira BioSciences, Inc. *	1,231	41,534
Progyny, Inc. *	1,125	41,827
Quanterix Corp. *	1,748	47,790
QuantumScape Corp. *	2,222	15,443

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford U.S. Discovery Fund

	Shares	Value
Redfin Corp. *	1,261	$13,013
Schrodinger, Inc. *	1,800	64,440
Shockwave Medical, Inc. *	142	27,059
Sprout Social, Inc., Class A *	1,342	82,452
STAAR Surgical Co. *	927	28,932
Stratasys Ltd. *	1,497	21,377
Sutro Biopharma, Inc. *	4,164	17,864
Tandem Diabetes Care, Inc. *	638	18,872
Teladoc Health, Inc. *	502	10,818
TransMedics Group, Inc. *	1,312	103,556
Trupanion, Inc. *	1,166	35,575
Twist Bioscience Corp. *	1,882	69,371
Upwork, Inc. *	3,384	50,320
Varonis Systems, Inc. *	1,488	67,377
Veeco Instruments, Inc. *	1,710	53,061
Xencor, Inc. *	1,767	37,513
Zuora, Inc., Class A *	6,383	60,000
		2,142,985
TOTAL INVESTMENTS — 97.3%
(cost $2,203,719)		$2,212,655
Other assets less liabilities — 2.7%		61,092
NET ASSETS — 100.0%		$2,273,747

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$2,212,655	$—	$—	$2,212,655
Total	$2,212,655	$—	$—	$2,212,655

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford U.S. Discovery Fund

ASSETS
Investments, at value (cost $2,203,719)	$2,212,655
Cash	50,654
Due from Manager	62,205
Prepaid assets	8,761
Total Assets	2,334,275
LIABILITIES
Advisory fee payable	2,858
Administration & Supervisory fee payable	972
Trustee fee payable	34
Commitment fee payable	8
Accrued expenses	56,656
Total Liabilities	60,528
NET ASSETS	$2,273,747
COMPOSITION OF NET ASSETS
Paid-in capital	$3,663,302
Total accumulated (loss)	(1,389,555)
$2,273,747
NET ASSET VALUE, PER SHARE
Class K ($2,013,106 / 386,813 shares outstanding), unlimited authorized, no par value	$5.20
Institutional Class ($260,641 / 50,109 shares outstanding), unlimited authorized, no par value	$5.20

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford U.S. Discovery Fund

INVESTMENT INCOME
Dividends	$114
Interest	1,425
Total Investment Income	1,539
EXPENSES
Advisory fee (Note B)	12,649
Administration & Supervisory fee — Class K shares (Note B)	3,888
Administration & Supervisory fee — Institutional Class shares (Note B)	413
Transfer agency	36,068
Fund accounting	83,142
Registration fees	34,933
Professional fees	26,926
Custody	993
Legal	502
Line of credit Interest	138
Trustees' fees	122
Commitment fees	35
Miscellaneous	4,535
Total Expenses	204,344
Fees waived/expenses reimbursed	(183,600)
Total Expenses after Waiver	20,744
Net Investment (Loss)	(19,205)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss) from:
Investments	(495,065)
(495,065)
Net change in unrealized appreciation on:
Investments	834,144
834,144
Net realized and unrealized gain	339,079
NET INCREASE IN NET ASSETS FROM OPERATIONS	$319,874

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford U.S. Discovery Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(19,205)	$(21,574)
Net realized (loss)	(495,065)	(896,106)
Net change in unrealized appreciation (depreciation)	834,144	(583,200)
Net Increase (Decrease) in Net Assets from Operations	319,874	(1,500,880)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	—	4,455,000
Cost of shares redeemed:
Class K	(886,038)	(1,642,910)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(886,038)	2,812,090
Total Increase (Decrease) in Net Assets	(566,164)	1,311,210
NET ASSETS
Beginning of year	2,839,911	1,528,701
End of year	$2,273,747	$2,839,911

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford U.S. Discovery Fund
Selected data for a Class K share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period May 5, 2021(a) through December 31, 2021
Net asset value, beginning of period	$4.69	$8.64	$10.00
From Investment Operations
Net investment (loss)(b)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	(3.91)	(1.29)
Net increase (decrease) in net asset value from investment operations	0.51	(3.95)	(1.34)
Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	(0.02)
Total dividends and distributions	—	—	(0.02)
Net asset value, end of period	$5.20	$4.69	$8.64
Total Return
Total return based on net asset value(c)	10.87%	(45.72)%	(13.41)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,013	$2,605	$1,096
Ratio of net expenses to average net assets, before waiver	8.08%	6.90%	9.87%*
Ratio of net expenses to average net assets, after waiver	0.82%	0.82%	0.82%*
Ratio of net investment loss to average net assets	(0.76)%	(0.81)%	(0.82)%*
Portfolio turnover rate(d)	11%	86%	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford U.S. Discovery Fund
Selected data for an Institutional Class share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Period May 5, 2021(a) through December 31, 2021
Net asset value, beginning of period	$4.69	$8.64	$10.00
From Investment Operations
Net investment (loss)(b)	(0.04)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	0.55	(3.90)	(1.29)
Net increase (decrease) in net asset value from investment operations	0.51	(3.95)	(1.34)
Dividends and Distributions to Shareholders
From net realized gain on investments	—	—	(0.02)
Total dividends and distributions	—	—	(0.02)
Net asset value, end of period	$5.20	$4.69	$8.64
Total Return
Total return based on net asset value(c)	10.87%	(45.72)%	(13.41)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$261	$235	$433
Ratio of net expenses to average net assets, before waiver	8.08%	6.90%	9.87%*
Ratio of net expenses to average net assets, after waiver	0.82%	0.82%	0.82%*
Ratio of net investment loss to average net assets	(0.76)%	(0.81)%	(0.82)%*
Portfolio turnover rate(d)	11%	86%	6%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford U.S. Equity Growth Fund

	Value	% of Total Net Assets
Advertising	$3,211,287	7.1%
Auto Manufacturers	2,578,454	5.7
Biotechnology	3,357,856	7.4
Commercial Services	2,794,748	6.1
Distribution/Wholesale	1,084,029	2.4
Healthcare — Products	2,288,117	5.0
Healthcare — Services	174,651	0.4
Insurance	179,769	0.4
Internet	15,031,530	33.0
Leisure Time	469,800	1.0
Retail	376,618	0.8
Semiconductors	3,310,546	7.3
Software	9,942,762	21.8
Total Value of Investments	44,800,167	98.4
Other assets less liabilities	709,460	1.6
Net Assets	$45,509,627	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 98.4%
CANADA — 8.7%
Shopify, Inc., Class A *	50,723	$3,951,322
ISRAEL — 0.5%
Oddity Tech Ltd., Class A *	4,947	230,184
UNITED STATES — 89.2%
10X Genomics, Inc., Class A *	7,694	430,556
Affirm Holdings, Inc. *	17,843	876,805
Alnylam Pharmaceuticals, Inc. *	3,491	668,212
Amazon.com, Inc. *	21,355	3,244,679
Chegg, Inc. *	5,602	63,639
Chewy, Inc., Class A *	20,965	495,403
Cloudflare, Inc., Class A *	17,643	1,468,956
CoStar Group, Inc. *	13,578	1,186,581
Coursera, Inc. *	34,472	667,723
Datadog, Inc., Class A *	8,699	1,055,885
Denali Therapeutics, Inc. *	19,904	427,140
DoorDash, Inc., Class A *	16,249	1,606,864
Doximity, Inc., Class A *	13,134	368,277
Duolingo, Inc. *	5,766	1,308,017
Ginkgo Bioworks Holdings, Inc. *	103,344	174,651
Guardant Health, Inc. *	17,833	482,383
HashiCorp, Inc., Class A *	15,905	375,994
Inspire Medical Systems, Inc. *	3,382	688,000
Insulet Corp. *	3,300	716,034
Lemonade, Inc. *	11,145	179,769
Meta Platforms, Inc., Class A *	3,984	1,410,177
Moderna, Inc. *	15,199	1,511,540
Netflix, Inc. *	3,641	1,772,730
NVIDIA Corp.	6,685	3,310,546
Penumbra, Inc. *	1,803	453,527
Pinterest, Inc., Class A *	26,374	976,893
Recursion Pharmaceuticals, Inc., Class A *	21,150	208,539
Rivian Automotive, Inc., Class A *	8,896	208,700
ROBLOX Corp., Class A *	20,313	928,710
Roku, Inc. *	8,781	804,866
Samsara, Inc., Class A *	11,469	382,835

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford U.S. Equity Growth Fund

	Shares	Value
Sana Biotechnology, Inc. *	14,716	$60,041
Snowflake, Inc., Class A *	4,855	966,145
Sprout Social, Inc., Class A *	8,421	517,386
Sweetgreen, Inc., Class A *	33,329	376,618
Tesla, Inc. *	9,537	2,369,754
Trade Desk, Inc. (The), Class A *	44,626	3,211,287
Twilio, Inc., Class A *	10,733	814,313
Watsco, Inc.	2,530	1,084,029
Wayfair, Inc., Class A *	12,457	768,597
Workday, Inc., Class A *	5,528	1,526,060
YETI Holdings, Inc. *	9,073	469,800
		40,618,661
TOTAL INVESTMENTS — 98.4%
(cost $37,821,769)		$44,800,167
Other assets less liabilities — 1.6%		709,460
NET ASSETS — 100.0%		$45,509,627

*  Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund's prospectus.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$44,800,167	$—	$—	$44,800,167
Total	$44,800,167	$—	$—	$44,800,167

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford U.S. Equity Growth Fund

ASSETS
Investments, at value (cost $37,821,769)	$44,800,167
Cash	841,243
Receivable for investments sold	100,483
Due from Manager	32,606
Capital shares sold receivable	12,563
Prepaid assets	19,249
Total Assets	45,806,311
LIABILITIES
Advisory fee payable	35,152
Payable for investment purchased	166,126
Administration & Supervisory fee payable	18,109
Capital shares purchased payable	12,786
Trustee fee payable	632
Commitment fee payable	151
Accrued expenses	63,728
Total Liabilities	296,684
NET ASSETS	$45,509,627
COMPOSITION OF NET ASSETS
Paid-in capital	$62,345,449
Total accumulated (loss)	(16,835,822)
$45,509,627
NET ASSET VALUE, PER SHARE
Class K ($21,710,481 / 1,065,577 shares outstanding), unlimited authorized, no par value	$20.37
Institutional Class ($23,799,146 / 1,174,083 shares outstanding), unlimited authorized, no par value	$20.27

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford U.S. Equity Growth Fund

INVESTMENT INCOME
Dividends	$49,945
Interest	16,987
Total Investment Income	66,932
EXPENSES
Advisory fee (Note B)	142,356
Administration & Supervisory fee — Class K shares (Note B)	33,250
Administration & Supervisory fee — Institutional Class shares (Note B)	40,085
Transfer agency	46,575
Sub-transfer agency — Institutional Class shares	23,587
Fund accounting	82,594
Registration fees	37,859
Professional fees	26,938
Legal	8,279
Custody	4,319
Trustees' fees	2,162
Commitment fees	621
Line of credit interest	287
Miscellaneous	6,436
Total Expenses	455,348
Fees waived/expenses reimbursed	(151,363)
Total Expenses after Waiver	303,985
Net Investment (Loss)	(237,053)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized (loss) from:
Investments	(9,148,595)
(9,148,595)
Net change in unrealized appreciation on:
Investments	24,719,061
24,719,061
Net realized and unrealized gain	15,570,466
NET INCREASE IN NET ASSETS FROM OPERATIONS	$15,333,413

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford U.S. Equity Growth Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment (loss)	$(237,053)	$(285,761)
Net realized (loss)	(9,148,595)	(11,108,390)
Net change in unrealized appreciation (depreciation)	24,719,061	(38,498,352)
Net Increase (Decrease) in Net Assets from Operations	15,333,413	(49,892,503)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class K	—	(1,476,563)
Institutional Class	—	(1,702,423)
Total Distributions to Shareholders	—	(3,178,986)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	485,830	738,649
Institutional Class	4,632,310	8,520,193
Dividends reinvested:
Class K	—	1,438,401
Institutional Class	—	1,702,423
Cost of shares redeemed:
Class K	(2,342,899)	(1,849,937)
Institutional Class	(7,586,926)	(19,967,202)
(Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(4,811,685)	(9,417,473)
Total Increase (Decrease) in Net Assets	10,521,728	(62,488,962)
NET ASSETS
Beginning of Year	34,987,899	97,476,861
End of Year	$45,509,627	$34,987,899

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford U.S. Equity Growth Fund
Selected data for a Class K share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$13.95	$34.63	$39.85	$18.25	$14.25
From Investment Operations
Net investment (loss)(a)	(0.09)	(0.10)	(0.25)	(0.16)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currency	6.51	(19.21)	(1.40)	23.07	4.33
Net increase (decrease) in net asset value from investment operations	6.42	(19.31)	(1.65)	22.91	4.25
Dividends and Distributions to Shareholders
From net realized gain on investments	—	(1.37)	(3.57)	(1.31)	(0.25)
Total dividends and distributions	—	(1.37)	(3.57)	(1.31)	(0.25)
Net asset value, end of year	$20.37	$13.95	$34.63	$39.85	$18.25
Total Return
Total return based on net asset value(b)	46.02%	(55.58)%	(4.17)%	125.57%	29.78%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$21,710	$16,273	$38,673	$58,076	$13,867
Ratio of net expenses to average net assets, before waiver	1.00%	0.97%	0.68%	0.97%	1.72%
Ratio of net expenses to average net assets, after waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment loss to average net assets	(0.50)%	(0.53)%	(0.58)%	(0.55)%	(0.45)%
Portfolio turnover rate(c)	22%	14%	70%	33%	18%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford U.S. Equity Growth Fund
Selected data for an Institutional Class share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$13.90	$34.53	$39.78	$18.23	$14.21
From Investment Operations
Net investment (loss)(a)	(0.10)	(0.13)	(0.29)	(0.20)	(0.10)
Net realized and unrealized gain (loss) on investments and foreign currency	6.47	(19.13)	(1.39)	23.06	4.37
Net increase (decrease) in net asset value from investment operations	6.37	(19.26)	(1.68)	22.86	4.27
Dividends and Distributions to Shareholders
From net realized gain on investments	—	(1.37)	(3.57)	(1.31)	(0.25)
Total dividends and distributions	—	(1.37)	(3.57)	(1.31)	(0.25)
Net asset value, end of year	$20.27	$13.90	$34.53	$39.78	$18.23
Total Return
Total return based on net asset value(b)	45.93%	(55.63)%	(4.25)%	125.43%	30.01	%(c)
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$23,799	$18,714	$58,804	$42,732	$3,464
Ratio of net expenses to average net assets, before waiver	1.10%	1.08%	0.77%	1.06%	1.82%
Ratio of net expenses to average net assets, after waiver	0.75%	0.76%	0.75%	0.74%	0.75%
Ratio of net investment loss to average net assets	(0.59)%	(0.64)%	(0.68)%	(0.65)%	(0.56)%
Portfolio turnover rate(d)	22%	14%	70%	33%	18%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Excluding reimbursement received from the Manager, total return for the period is 29.72%.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Report December 31, 2023

Note A — Organization and Accounting Policies

As of December 31, 2023, each fund identified in the table below (each, a "Fund", and collectively, the "Funds") was a series of Baillie Gifford Funds (the "Trust"). The Trust includes one series, Baillie Gifford International All Cap Fund, that is not included in this report. The investment objective of each Fund includes achieving capital appreciation.

For more detail on specific objectives of each Fund and a description of each share class, please refer to the relevant prospectus. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on June 21, 2000, under the laws of Massachusetts. The Trust operates pursuant to the Third Amended and Restated Agreement and Declaration of Trust dated September 20, 2023, as amended from time to time.

The following table is a summary of classes of the Funds with shares outstanding as of December 31, 2023:

	Class 2	Class 3	Class 4	Class 5	Class K	Institutional Class
Baillie Gifford China A Shares Growth Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford China Equities Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford Developed EAFE All Cap Fund	X	X	N/A	N/A	X	X
Baillie Gifford EAFE Plus All Cap Fund	X	X	N/A	N/A	X	X
Baillie Gifford Emerging Markets Equities Fund	X	X	X	X	X	X
Baillie Gifford Emerging Markets ex China Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford Global Alpha Equities Fund	X	X	X	N/A	X	X
Baillie Gifford Health Innovation Equities Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford International Alpha Fund	X	X	X	X	X	X
Baillie Gifford International Concentrated Growth Equities Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford International Growth Fund	X	X	X	X	X	X
Baillie Gifford International Smaller Companies Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford Long Term Global Growth Fund	X	N/A	N/A	N/A	X	X
Baillie Gifford U.S. Discovery Fund	N/A	N/A	N/A	N/A	X	X
Baillie Gifford U.S. Equity Growth Fund	N/A	N/A	N/A	N/A	X	X

Tailored Shareholder Reports

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission (the "SEC") will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically.

Financial statements will not be included in the shareholder reports, but will be available at the Funds' website: http://USmutualfund.bailliegifford.com, can be mailed upon request, or can be accessed on the SEC's website at http://www.sec.gov.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime in advance of July 2024 by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling 1-844-394-6127 or by sending an e-mail request to BGFundsReporting@bailliegifford.com.

Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Funds have been prepared in conformity with generally accepted accounting principles

Notes to Financial Statements

Annual Report December 31, 2023

in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated the Funds' investment adviser, Baillie Gifford Overseas Limited (the "Manager") as the valuation designee (the "Valuation Designee") to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists, subject to the Board's oversight.

Investments for which there are readily available market quotations are valued at market value. Equity securities listed on a securities exchange, market or automated quotation system (including equity securities traded over the counter) for which quotations are readily available, are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation at the most recent quoted bid price.

Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by the Valuation Designee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events may not be reflected in the computation of a Fund's net asset value.

The Valuation Designee utilizes a third-party pricing service for all equity securities, except those traded on Canadian, Latin American or U.S. exchanges, subject to certain minimum confidence levels, which applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which the securities are traded. To the extent that securities are valued using this service, the securities will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments that the Funds have the ability to access

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Funds use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are

Notes to Financial Statements

Annual Report December 31, 2023

observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund's investments at December 31, 2023 is disclosed at the end of each Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is included in investment income, with any non-cash income exceeding 5% of a Fund's total income stated separately on the Statements of Operations, and is recorded at the fair value of securities received.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

U.S. Federal and Other Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

As a result of several court cases in certain countries across the European Union ("EU"), some Funds may file European tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. If a positive decision is reached and as such, reclaims become payable

Notes to Financial Statements

Annual Report December 31, 2023

to the Funds, they are reflected as Windfall Tax Recovery within investment income in the Statements of Operations and related receivables, if any, will be reflected within tax reclaims receivable in the Statements of Assets and Liabilities. If the associated cash is received, the Funds will generally follow, for tax purposes, IRS guidance in Notice 2016-10 and reduce the current year foreign taxes paid by the amount of the refund. When uncertainty exists as to the ultimate resolution of these proceedings and the likelihood of receipt of these EU reclaims, no amounts are reflected in the financial statements.

In the event that EU reclaims received by a Fund during a fiscal year exceed foreign withholding taxes paid by the Fund, and the Fund previously passed through to its shareholders foreign taxes incurred by the Fund to be used as a credit or deduction on a shareholder's income tax return, the Fund will enter into a closing agreement with the IRS in order to pay the associated tax liability on behalf of the Fund's shareholders.

Such an event occurred in September 2022 when Baillie Gifford Global Alpha Equities Fund and Baillie Gifford International Growth Fund successfully recovered taxes withheld by Sweden. As such, both Funds determined to enter into a closing agreement with the IRS. During the year ended December 31, 2023, the closing agreement was approved by the IRS and the associated tax paid is recorded as a reduction to income, as reflected in the Statements of Operations. There are no further payments outstanding.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities in India or other such foreign jurisdictions, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred tax liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities.

While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A shares purchased through the Stock Connect programs, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. The previous three tax year ends and the interim tax period since then, as applicable, remain subject to examination.

At December 31, 2023 for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Losses No Expiration	Long Term Capital Losses No Expiration	Capital Loss Available Total
Baillie Gifford China A Shares Growth Fund	$(873)	$(8,625)	$(9,498)
Baillie Gifford China Equities Fund	(362,157)	(177,394)	(539,551)
Baillie Gifford Developed EAFE All Cap Fund	(12,967,541)	(46,782,042)	(59,749,583)
Baillie Gifford EAFE Plus All Cap Fund	(5,716,283)	(25,050,535)	(30,766,818)
Baillie Gifford Emerging Markets Equities Fund	(146,037,132)	(240,927,253)	(386,964,385)
Baillie Gifford Emerging Markets ex China Fund	(19,583)	(28,241)	(47,824)
Baillie Gifford Global Alpha Equities Fund	(68,810,063)	(9,093,330)	(77,903,393)
Baillie Gifford Health Innovation Equities Fund	(995,145)	(2,037,184)	(3,032,329)
Baillie Gifford International Alpha Fund	(48,766,287)	—	(48,766,287)

Notes to Financial Statements

Annual Report December 31, 2023

Fund	Short Term Capital Losses No Expiration	Long Term Capital Losses No Expiration	Capital Loss Available Total
Baillie Gifford International Concentrated Growth Equities Fund	$(6,497,222)	$(13,824,685)	$(20,321,907)
Baillie Gifford International Growth Fund	—	—	—
Baillie Gifford International Smaller Companies Fund	(7,849,962)	(9,582,882)	(17,432,844)
Baillie Gifford Long Term Global Growth Fund	(78,028,371)	(126,667,899)	(204,696,270)
Baillie Gifford U.S. Discovery Fund	(981,469)	(408,897)	(1,390,366)
Baillie Gifford U.S. Equity Growth Fund	(3,719,259)	(18,263,690)	(21,982,949)

During the year ended December 31, 2023, Baillie Gifford International Alpha Fund utilized $18,026,827 in capital loss carryforwards.

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October capital/late year ordinary losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year or period ended December 31, 2023, the Funds shown below incurred and will elect to defer net post-October or late year losses as indicated.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses	Other Temporary Differences	Net Unrealized Appreciation/ (Depreciation) on Investments, Foreign Currency and Foreign Tax	Distributable Earnings/ (Accumulated Deficit)
Baillie Gifford China A Shares Growth Fund	$4,621	$—	$(9,498)	$—	$—	$(201,341)	$(206,218)
Baillie Gifford China Equities Fund	288	—	(539,551)	—	—	(1,084,224)	(1,623,487)
Baillie Gifford Developed EAFE All Cap Fund	7,112,380	—	(59,749,583)	—	110,984	105,641,502	53,115,283
Baillie Gifford EAFE Plus All Cap Fund	6,153,955	—	(30,766,818)	—	—	89,229,519	64,616,656
Baillie Gifford Emerging Markets Equities Fund	6,896,791	—	(386,964,385)	—	—	287,961,821	(92,105,773)
Baillie Gifford Emerging Markets ex China Fund	1,885	—	(47,824)	—	—	(84,912)	(130,851)
Baillie Gifford Global Alpha Equities Fund	6,875,852	—	(77,903,393)	—	—	342,108,134	271,080,593
Baillie Gifford Health Innovation Equities Fund	—	—	(3,032,329)	—	—	(2,991,651)	(6,023,980)
Baillie Gifford International Alpha Fund	3,313,630	—	(48,766,287)	—	1,572,738	642,110,803	598,230,884
Baillie Gifford International Concentrated Growth Equities Fund	—	—	(20,321,907)	—	—	(10,050,571)	(30,372,478)
Baillie Gifford International Growth Fund	44,029	27,451,990	—	—	—	914,608,858	942,104,877

Notes to Financial Statements

Annual Report December 31, 2023

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses	Other Temporary Differences	Net Unrealized Appreciation/ (Depreciation) on Investments, Foreign Currency and Foreign Tax	Distributable Earnings/ (Accumulated Deficit)
Baillie Gifford International Smaller Companies Fund	$66,569	$—	$(17,432,844)	$—	$—	$(855,099)	$(18,221,374)
Baillie Gifford Long Term Global Growth Fund	—	—	(204,696,270)	—	—	204,349,345	(346,925)
Baillie Gifford U.S. Discovery Fund	—	—	(1,390,366)	—	—	811	(1,389,555)
Baillie Gifford U.S. Equity Growth Fund	—	—	(21,982,949)	—	—	5,147,127	(16,835,822)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs and certain corporate actions.

For the year ended December 31, 2023, the following reclassifications have been made on the Statements of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses, the redesignation of dividends, organizational costs, and net operating losses.

Fund	Total Distributable Earnings	Paid-in Capital
Baillie Gifford China A Shares Growth Fund	$—	$—
Baillie Gifford China Equities Fund	39	(39)
Baillie Gifford Developed EAFE All Cap Fund	—	—
Baillie Gifford EAFE Plus All Cap Fund	—	—
Baillie Gifford Emerging Markets Equities Fund	—	—
Baillie Gifford Emerging Markets ex China Fund	—	—
Baillie Gifford Global Alpha Equities Fund	—	—
Baillie Gifford Health Innovation Equities Fund	132,943	(132,943)
Baillie Gifford International Alpha Fund	—	—
Baillie Gifford International Concentrated Growth Equities Fund	100,888	(100,888)
Baillie Gifford International Growth Fund	—	—
Baillie Gifford International Smaller Companies Fund	—	—
Baillie Gifford Long Term Global Growth Fund	1,888,181	(1,888,181)
Baillie Gifford U.S. Discovery Fund	19,205	(19,205)
Baillie Gifford U.S. Equity Growth Fund	237,053	(237,053)

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds'

Notes to Financial Statements

Annual Report December 31, 2023

policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2023 and December 31, 2022, the tax characters of the dividends paid were:

Fund	Ordinary Income 2023	Long Term Capital Gains 2023	Return of Capital 2023	Ordinary Income 2022	Long Term Capital Gains 2022	Return of Capital 2022
Baillie Gifford China A Shares Growth Fund	$276	$—	$—	$—	$37,206	$—
Baillie Gifford China Equities Fund	30,381	—	—	13,277	—	—
Baillie Gifford Developed EAFE All Cap Fund	3,579,944	—	—	38	5,465,947	—
Baillie Gifford EAFE Plus All Cap Fund	—	—	—	230,950	10,818,597	—
Baillie Gifford Emerging Markets Equities Fund	186,135,659	—	—	229,126,116	—	—
Baillie Gifford Emerging Markets ex China Fund	24,881	—	—	35,709	—	—
Baillie Gifford Global Alpha Equities Fund	10,946,868	—	—	684,212	29,166,245	—
Baillie Gifford Health Innovation Equities Fund	—	—	—	1,658	—	—
Baillie Gifford International Alpha Fund	29,996,903	—	—	36,025,929	—	—
Baillie Gifford International Concentrated Growth Equities Fund	—	—	—	40,519	4,069,719	—
Baillie Gifford International Growth Fund	12,585,518	1,291,842	—	4,932,632	12,498,410	—
Baillie Gifford International Smaller Companies Fund	382,373	—	—	50,295	—	—
Baillie Gifford Long Term Global Growth Fund	—	—	—	—	19,036,633	—
Baillie Gifford U.S. Discovery Fund	—	—	—	—	—	—
Baillie Gifford U.S. Equity Growth Fund	—	—	—	—	3,178,986	—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2023 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Baillie Gifford China A Shares Growth Fund	$1,222,739	$195,988	$(397,329)	$(201,341)
Baillie Gifford China Equities Fund	3,088,391	85,609	(1,169,833)	(1,084,224)
Baillie Gifford Developed EAFE All Cap Fund	425,580,113	155,786,028	(50,144,526)	105,641,502
Baillie Gifford EAFE Plus All Cap Fund	358,768,275	137,619,977	(48,390,458)	89,229,519
Baillie Gifford Emerging Markets Equities Fund	4,450,166,433	1,408,645,146	(1,120,683,325)	287,961,821
Baillie Gifford Emerging Markets ex China Fund	975,810	95,685	(180,597)	(84,912)
Baillie Gifford Global Alpha Equities Fund	604,660,088	407,872,423	(65,764,289)	342,108,134
Baillie Gifford Health Innovation Equities Fund	18,132,978	1,243,545	(4,235,196)	(2,991,651)
Baillie Gifford International Alpha Fund	1,689,230,750	974,728,287	(332,617,484)	642,110,803
Baillie Gifford International Concentrated Growth Equities Fund	84,067,229	20,018,190	(30,068,761)	(10,050,571)
Baillie Gifford International Growth Fund	2,047,527,027	1,286,119,204	(371,510,346)	914,608,858

Notes to Financial Statements

Annual Report December 31, 2023

Fund	Cost of Investments	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
Baillie Gifford International Smaller Companies Fund	$15,356,152	$3,071,766	$(3,926,865)	$(855,099)
Baillie Gifford Long Term Global Growth Fund	436,448,961	280,932,169	(76,582,824)	204,349,345
Baillie Gifford U.S. Discovery Fund	2,211,844	463,646	(462,835)	811
Baillie Gifford U.S. Equity Growth Fund	39,653,040	14,793,863	(9,646,736)	5,147,127

Note B — Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the SEC, is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds (the "Advisory Agreement"), each Fund pays the Manager an investment advisory fee, in arrears.

The advisory fee paid by each Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford China A Shares Growth Fund	$0 - $2 > $2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford China Equities Fund	$0 - $2 > $2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Developed EAFE All Cap Fund	$0 - $2 > $2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford EAFE Plus All Cap Fund	$0 - $2 > $2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford Emerging Markets Equities Fund	$0 - $2 > $2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Emerging Markets ex China Fund	$0 - $2 > $2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Global Alpha Equities Fund	$0 - $2 > $2 - $5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford Health Innovation Equities Fund	$0 - $2 > $2 - $5 Above $5	0.33% 0.29% 0.27%

Notes to Financial Statements

Annual Report December 31, 2023

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford International Alpha Fund	$0 - $2 > $2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Concentrated Growth Equities Fund	$0 - $2 > $2 - $5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford International Growth Fund	$0 - $2 > $2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Smaller Companies Fund	All assets	0.58%
Baillie Gifford Long Term Global Growth Fund	$0 - $2 > $2 - $5 Above $5	0.45% 0.41% 0.39%
Baillie Gifford U.S. Discovery Fund	All assets	0.50%
Baillie Gifford U.S. Equity Growth Fund	$0 - $2 > $2 - $5 Above $5	0.33% 0.29% 0.27%

The Manager has contractually agreed to waive its fees and/or bear expenses of the following Funds to the extent that such Fund's total annual operating expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed the amounts listed below. This contractual waiver will expire on April 30, 2024.

Fund	Class	Expense Limitation
Baillie Gifford China A Shares Growth Fund	Class K and Institutional Class	0.87%
Baillie Gifford China Equities Fund	Class K and Institutional Class	0.87%
Baillie Gifford Emerging Markets ex China Fund	Class K and Institutional Class	0.87%
Baillie Gifford Health Innovation Equities Fund	Class K and Institutional Class	0.65%
Baillie Gifford International Concentrated Growth Equities Fund	Class K and Institutional Class	0.72%
Baillie Gifford International Smaller Companies Fund	Class K and Institutional Class	0.90%
Baillie Gifford U.S. Discovery Fund	Class K and Institutional Class	0.82%
Baillie Gifford U.S. Equity Growth Fund	Class K and Institutional Class	0.65%

Fees waived or expenses reimbursed for all Funds are not subject to recoupment. These contractual agreements may only be terminated by the Board.

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

The Funds have adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Funds pay the Manager a fee at the annualized rate of the Funds' average daily net assets attributed to each class of shares. The fee paid by Class 2 shares is 0.17%, Class 3 shares is 0.10%, Class 4 shares is 0.07%, and Class 5 shares is 0.02%. Class K and Institutional Class shares do not pay this fee.

With respect to Class K and Institutional Class shares, the Manager is responsible for providing certain administrative services to Fund shareholders as well as

Notes to Financial Statements

Annual Report December 31, 2023

coordinating, overseeing and supporting services provided to Fund shareholders by third parties, including financial intermediaries that hold accounts with the Funds, pursuant to an Administration and Supervisory Agreement between the Manager and the Trust on behalf of each Fund.

Each Fund has adopted an Administration, Supervisory and Sub-Accounting Services Plan with respect to Class K and Institutional Class shares of each Fund, which authorizes each Fund to pay the Manager an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of such Fund's average net assets.

Institutional Class shares bear expenses in connection with compensating financial intermediaries for sub-transfer agency and other services. Class K shares do not bear such expenses.

The Funds may enter into certain agreements with Financial Intermediaries that require payments for sub-transfer agency services in excess of the Board approved cap on payments and/or reimbursements to Financial Intermediaries. In such instances the Manager will pay, out of its own profits, the difference between the amount due under the agreement with the Financial Intermediary and the cap on such payments and/or reimbursements approved by the Board.

The Bank of New York Mellon serves as the Funds' administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short term securities) for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
Baillie Gifford China A Shares Growth Fund	$56,606	$79,350
Baillie Gifford China Equities Fund	709,194	297,378
Baillie Gifford Developed EAFE All Cap Fund	85,535,580	157,348,220
Baillie Gifford EAFE Plus All Cap Fund	70,931,026	99,395,852
Baillie Gifford Emerging Markets Equities Fund	1,073,021,707	1,175,549,187
Baillie Gifford Emerging Markets ex China Fund	292,175	287,675
Baillie Gifford Global Alpha Equities Fund	196,207,011	457,389,891
Baillie Gifford Health Innovation Equities Fund	4,791,926	7,297,546
Baillie Gifford International Alpha Fund	356,867,891	462,520,367
Baillie Gifford International Concentrated Growth Equities Fund	21,598,607	24,654,349
Baillie Gifford International Growth Fund	348,030,453	326,745,583
Baillie Gifford International Smaller Companies Fund	4,435,874	28,416,057
Baillie Gifford Long Term Global Growth Fund	103,134,814	155,940,282
Baillie Gifford U.S. Discovery Fund	271,421	1,196,711
Baillie Gifford U.S. Equity Growth Fund	9,078,491	13,957,266

Notes to Financial Statements

Annual Report December 31, 2023

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford China A Shares Growth Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	15	138	1,604	18,603
Shares redeemed	—	—	—	—
Net Increase (Decrease)	15	$138	1,604	$18,603
Institutional Class Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	16	138	1,604	18,603
Shares redeemed	—	—	—	—
Net Increase (Decrease)	16	$138	1,604	$18,603
Total Net Increase (Decrease)	31	$276	3,208	$37,206
	Baillie Gifford China Equities Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	794	3,739	268	1,566
Shares redeemed	—	—	(55,353)	(308,872)
Net Increase (Decrease)	794	$3,739	(55,085)	$(307,306)
Institutional Class Shares
Shares sold	133,389	$703,230	87,890	$593,485
Shares issued in reinvestment of dividends and distributions	5,681	26,642	2,008	11,711
Shares redeemed	(62,303)	(311,955)	(3,887)	(27,175)
Net Increase (Decrease)	76,767	$417,917	86,011	$578,021
Total Net Increase (Decrease)	77,561	$421,656	30,926	$270,715

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford Developed EAFE All Cap Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	481	$6,000	6,275,170	$82,492,963	(a)
Shares issued in reinvestment of dividends and distributions	82,857	1,054,047	114,263	1,315,372
Shares redeemed	—	—	(634,271)	(7,500,000)
Net Increase (Decrease)	83,338	$1,060,047	5,755,162	$76,308,335
Class 3 Shares
Shares sold	—	$—	6,675,899	$88,645,931	(b)
Shares issued in reinvestment of dividends and distributions	50,310	647,036	64,977	755,979
Shares redeemed	—	—	(6,212,069)	(82,486,963	)(c)
Net Increase (Decrease)	50,310	$647,036	528,807	$6,914,947
Class 4 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	(6,651,854)	(88,645,931	)(d)
Net Increase (Decrease)	—	$—	(6,651,854)	$(88,645,931)
Class K Shares
Shares sold	1,773,075	$22,520,988	3,758,575	$45,155,999
Shares issued in reinvestment of dividends and distributions	116,017	1,473,425	179,601	2,063,614
Shares redeemed	(2,654,581)	(31,442,173)	(5,425,132)	(62,875,742)
Net Increase (Decrease)	(765,489)	$(7,447,760)	(1,486,956)	$(15,656,129)
Institutional Class Shares
Shares sold	621,318	$7,478,597	20,510,124	$232,591,735
Shares issued in reinvestment of dividends and distributions	31,808	403,002	115,248	1,320,743
Shares redeemed	(6,564,480)	(77,026,308)	(11,436,995)	(127,032,078)
Net Increase (Decrease)	(5,911,354)	$(69,144,709)	9,188,377	$106,880,400
Total Net Increase (Decrease)	(6,543,195)	$(74,885,386)	7,333,536	$85,801,622

(a)  $82,486,963 converted into Class 2 from Class 3.

(b)  $88,645,931 converted into Class 3 from Class 4.

(c)  $82,486,963 converted from Class 3 into Class 2.

(d)  $88,645,931 converted from Class 4 into Class 3.

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford EAFE Plus All Cap Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	323,543	$4,506,000	4,384,864	$66,979,275	(a)
Shares issued in reinvestment of dividends and distributions	—	—	332,581	4,407,368
Shares redeemed	—	—	(538,157)	(7,100,000)
Net Increase (Decrease)	323,543	$4,506,000	4,179,288	$64,286,643
Class 3 Shares
Shares sold	—	$—	2,729,644	$48,661,226	(b)
Shares issued in reinvestment of dividends and distributions	—	—	231,760	3,067,698
Shares redeemed	(455,457)	(6,176,550)	(4,418,442)	(67,348,275	)(c)
Net Increase (Decrease)	(455,457)	$(6,176,550)	(1,457,038)	$(15,619,351)
Class 4 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	(246,485)	(3,764,253	)(d)
Net Increase (Decrease)	—	$—	(246,485)	$(3,764,253)
Class K Shares
Shares sold	33,984	$484,317	1,007,240	$14,784,641
Shares issued in reinvestment of dividends and distributions	—	—	237,189	3,130,898
Shares redeemed	(1,254,109)	(17,201,568)	(274,901)	(3,894,300)
Net Increase (Decrease)	(1,220,125)	$(16,717,251)	969,528	$14,021,239
Institutional Class Shares
Shares sold	118,566	$1,756,326	135,560	$2,016,768
Shares issued in reinvestment of dividends and distributions	—	—	33,573	441,482
Shares redeemed	(1,107,781)	(15,427,673)	(984,443)	(12,855,574)
Net Increase (Decrease)	(989,215)	$(13,671,347)	(815,310)	$(10,397,324)
Total Net Increase (Decrease)	(2,341,254)	$(32,059,148)	2,629,983	$48,526,954

(a)  $66,973,275 converted into Class 2 from Class 3.

(b)  $3,764,253 converted into Class 3 from Class 4.

(c)  $66,973,275 converted from Class 3 into Class 2.

(d)  $3,764,253 converted from Class 4 into Class 3.

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford Emerging Markets Equities Fund
	For the Year Ended December 31, 2023			For the Year Ended December 31, 2022
	Shares	Amount		Shares	Amount
Class 2 Shares
Shares sold	317	$8,784		174,843	$3,592,367	(a)
Shares issued in reinvestment of dividends and distributions	121,471	2,285,172		156,220	2,673,322
Shares redeemed	(6,482)	(120,000)		(4,418)	(80,000)
Net Increase (Decrease)	115,306	$2,173,956		326,645	$6,185,689
Class 3 Shares
Shares sold	10,775,052	$201,955,627	(b)	—	$—
Shares issued in reinvestment of dividends and distributions	461,195	8,760,446		644,033	11,120,134
Shares redeemed	(11,727,897)	(232,848,613	)(c)	—	—
Net Increase (Decrease)	(491,650)	$(22,132,540)		644,033	$11,120,134
Class 4 Shares
Shares sold	10,773,865	$215,035,903	(d)	—	$—
Shares issued in reinvestment of dividends and distributions	441,550	8,383,004		545,447	9,560,421
Shares redeemed	(10,613,488)	(201,944,954	)(e)	—	—
Net Increase (Decrease)	601,927	$21,473,953		545,447	$9,560,421
Class 5 Shares
Shares sold	633,783	$12,552,499		272,126	$5,000,000
Shares issued in reinvestment of dividends and distributions	2,189,687	42,890,720		3,341,711	59,441,029
Shares redeemed	(11,202,100)	(220,000,000)		(6,895,066)	(144,626,367	)(f)
Net Increase (Decrease)	(8,378,630)	$(164,556,781)		(3,281,229)	$(80,185,338)
Class K Shares
Shares sold	22,977,907	$428,176,206	(g)	33,644,739	$649,159,308	(h)
Shares issued in reinvestment of dividends and distributions	3,992,876	74,746,645		4,836,714	82,369,239
Shares redeemed	(22,075,455)	(411,390,842	)(i)	(32,727,321)	(613,627,474)
Net Increase (Decrease)	4,895,328	$91,532,009		5,754,132	$117,901,073

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford Emerging Markets Equities Fund
	For the Year Ended December 31, 2023			For the Year Ended December 31, 2022
	Shares	Amount		Shares	Amount
Institutional Class Shares
Shares sold	16,136,225	$300,373,191	(j)	26,815,013	$529,206,581
Shares issued in reinvestment of dividends and distributions	1,868,999	34,987,667		2,483,551	42,294,883
Shares redeemed	(17,405,234)	(323,633,729	)(k)	(29,357,992)	(558,503,670	)(l)
Net Increase (Decrease)	599,990	$11,727,129		(59,428)	$12,997,794
Total Net Increase (Decrease)	(2,657,729)	$(59,782,274)		3,929,600	$77,579,773

(a)  $3,586,367 converted into Class 2 from Class 5.

(b)  $201,944,953 converted into Class 3 from Class 4.

(c)  $215,025,867 converted from Class 3 into Class 4.

(d)  $215,025,867 converted into Class 4 from Class 3.

(e)  $201,944,953 converted from Class 4 into Class 3.

(f)  $3,586,367 converted from Class 5 into Class 2.

(g)  $3,289,150 converted into Class K from Institutional Class.

(h)  $1,876,386 converted into Class K from Institutional Class.

(i)  $1,074,155 converted from Class K into Institutional Class.

(j)  $1,074,155 converted into Institutional Class from Class K.

(k)  $3,289,150 converted from Institutional Class into Class K.

(l)  $1,876,386 converted from Institutional Class into Class K.

	Baillie Gifford Emerging Markets ex China Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	1,440	12,440	2,504	17,855
Shares redeemed	—	—	—	—
Net Increase (Decrease)	1,440	$12,440	2,504	$17,855
Institutional Class Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	1,440	12,441	2,504	17,854
Shares redeemed	—	—	—	—
Net Increase (Decrease)	1,440	$12,441	2,504	$17,854
Total Net Increase (Decrease)	2,880	$24,881	5,008	$35,709

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford Global Alpha Equities Fund
	For the Year Ended December 31, 2023			For the Year Ended December 31, 2022
	Shares	Amount		Shares	Amount
Class 2 Shares
Shares sold	403	$6,000		4,607,121	$73,247,462	(a)
Shares issued in reinvestment of dividends and distributions	94,139	1,517,812		366,379	4,894,311
Shares redeemed	(3,797,829)	(60,317,278)		(2,124,537)	(31,750,000)
Net Increase (Decrease)	(3,703,287)	$(58,793,466)		2,848,963	$46,391,773
Class 3 Shares
Shares sold	12,054,304	$183,013,261	(b)	9,107,174	$151,183,648	(c)
Shares issued in reinvestment of dividends and distributions	224,047	3,738,085		200,570	2,774,341
Shares redeemed	(905,562)	(15,000,000)		(7,281,855)	(119,241,462	)(d)
Net Increase (Decrease)	11,372,789	$171,751,346		2,025,889	$34,716,527
Class 4 Shares
Shares sold	—	$—		11,504,588	$196,727,309	(e)
Shares issued in reinvestment of dividends and distributions	59,530	1,027,044		654,457	9,335,035
Shares redeemed	(17,471,365)	(283,013,261	)(f)	(20,344,448)	(381,302,662	)(g)
Net Increase (Decrease)	(17,411,835)	$(281,986,217)		(8,185,403)	$(175,240,318)
Class 5 Shares
Shares sold	—	$—		10,892,744	$230,119,015	(h)
Shares issued in reinvestment of dividends and distributions	—	—		—	—
Shares redeemed	—	—		(10,892,744)	(196,727,309	)(i)
Net Increase (Decrease)	—	$—		—	$33,391,706
Class K Shares
Shares sold	2,335,018	$33,693,987		7,303,892	$106,320,026	(j)
Shares issued in reinvestment of dividends and distributions	233,396	3,741,343		855,016	11,363,164
Shares redeemed	(9,027,657)	(132,592,777)		(4,816,330)	(70,373,062)
Net Increase (Decrease)	(6,459,243)	$(95,157,447)		3,342,578	$47,310,128

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford Global Alpha Equities Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Institutional Class Shares
Shares sold	21,615	$319,600	1,405,960	$21,599,894
Shares issued in reinvestment of dividends and distributions	30,041	481,863	85,015	1,130,701
Shares redeemed	(114,093)	(1,690,415)	(1,252,083)	(19,780,953)
Net Increase (Decrease)	(62,437)	$(888,952)	238,892	$2,949,642
Total Net Increase (Decrease)	(16,264,013)	$(265,074,736)	270,919	$(10,480,542)

(a)  $69,241,462 converted into Class 2 from Class 3.

(b)  $183,013,261 converted into Class 3 from Class 4.

(c)  $151,183,648 converted into Class 3 from Class 4.

(d)  $69,241,462 converted from Class 3 into Class 2.

(e)  $196,727,309 converted into Class 4 from Class 5.

(f)  $183,013,261 converted from Class 4 into Class 3.

(g)  $230,119,015 converted from Class 4 into Class 5. $151,183,648 converted from Class 4 into Class 3.

(h)  $230,119,015 converted into Class 5 from Class 4.

(i)  $196,727,309 converted from Class 5 into Class 4.

(j)  This amount includes an in-kind transfer of $80,804,752.

	Baillie Gifford Health Innovation Equities Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	7,852	$44,510	—	$—
Shares issued in reinvestment of dividends and distributions	—	—	41	267
Shares redeemed	(1)	(10)	—	—
Net Increase (Decrease)	7,851	$44,500	41	$267
Institutional Class Shares
Shares sold	804,195	$5,154,368	2,117,775	$14,252,929
Shares issued in reinvestment of dividends and distributions	—	—	198	1,295
Shares redeemed	(1,321,526)	(7,759,697)	(13,387)	(90,471)
Net Increase (Decrease)	(517,331)	$(2,605,329)	2,104,586	$14,163,753
Total Net Increase (Decrease)	(509,480)	$(2,560,829)	2,104,627	$14,164,020

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford International Alpha Fund
	For the Year Ended December 31, 2023			For the Year Ended December 31, 2022
	Shares	Amount		Shares	Amount
Class 2 Shares
Shares sold	9,655,824	$118,367,703	(a)	14,636,098	$182,272,469	(b)
Shares issued in reinvestment of dividends and distributions	363,891	4,612,541		526,774	5,649,860
Shares redeemed	(10,650,638)	(135,953,100	)(c)	(6,843,280)	(81,665,960)
Net Increase (Decrease)	(630,923)	$(12,972,856)		8,319,592	$106,256,369
Class 3 Shares
Shares sold	14,098,049	$181,561,466	(d)	17,301,906	$215,842,807	(e)
Shares issued in reinvestment of dividends and distributions	473,371	6,098,579		631,754	6,886,811
Shares redeemed	(13,671,724)	$(169,603,268	)(f)	(16,098,948)	(202,418,469	)(g)
Net Increase (Decrease)	899,696	$18,056,777		1,834,712	$20,311,149
Class 4 Shares
Shares sold	—	$—		161,654	$2,420,000
Shares issued in reinvestment of dividends and distributions	601,759	7,901,757		812,759	9,027,072
Shares redeemed	—	—		(12,448,965)	(161,424,480	)(h)
Net Increase (Decrease)	601,759	$7,901,757		(11,474,552)	$(149,977,408)
Class 5 Shares
Shares sold	119,657	$1,555,375		802,568	$9,380,896
Shares issued in reinvestment of dividends and distributions	51,603	691,944		80,379	911,339
Shares redeemed	(746,496)	(9,078,801)		(4,096,653)	(48,114,155)
Net Increase (Decrease)	(575,236)	$(6,831,482)		(3,213,706)	$(37,821,920)
Class K Shares
Shares sold	4,344,791	$51,808,499	(i)	12,791,395	$138,561,731	(j)
Shares issued in reinvestment of dividends and distributions	703,760	8,881,452		1,028,997	10,989,690
Shares redeemed	(9,933,249)	(120,504,731)		(28,387,144)	(320,802,089	)(k)
Net Increase (Decrease)	(4,884,698)	$(59,814,780)		(14,566,752)	$(171,250,668)

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford International Alpha Fund
	For the Year Ended December 31, 2023			For the Year Ended December 31, 2022
	Shares	Amount		Shares	Amount
Institutional Class Shares
Shares sold	2,316,465	$27,910,940		12,616,613	$158,244,408	(l)
Shares issued in reinvestment of dividends and distributions	86,857	1,107,421		134,802	1,453,166
Shares redeemed	(6,897,965)	(80,306,368	)(m)	(49,358,422)	(584,695,815	)(n)
Net Increase (Decrease)	(4,494,643)	$(51,288,007)		(36,607,007)	$(424,998,241)
Total Net Increase (Decrease)	(9,084,045)	$(104,948,591)		(55,707,713)	$(657,480,719)

(a)  $118,361,703 converted into Class 2 from Class 3.

(b)  $172,466,469 converted into Class 2 from Class 3.

(c)  $123,953,100 converted from Class 2 to Class 3.

(d)  $123,953,100 converted into Class 3 from Class 2.

(e)  $161,424,480 converted into Class 3 from Class 4.

(f)  $118,361,703 converted from Class 3 to Class 2.

(g)  $172,466,469 converted from Class 3 into Class 2.

(h)  $161,424,480 converted from Class 4 into Class 3.

(i)  $3,948 converted into Class K from Institutional Class.

(j)  $21,719 converted into Class K from Institutional Class.

(k)  $83,656 converted from Class K into Institutional Class.

(l)  $83,656 converted into Institutional Class from Class K.

(m)  $3,948 converted from Institutional Class into Class K.

(n)  $21,719 converted from Institutional Class into Class K.

	Baillie Gifford International Concentrated Growth Equities Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	910,868	$5,810,022	3,297,607	$21,349,940
Shares issued in reinvestment of dividends and distributions	—	—	319,004	1,767,282
Shares redeemed	(1,144,896)	(7,167,004)	(4,023,433)	(24,487,536)
Net Increase (Decrease)	(234,028)	$(1,356,982)	(406,822)	$(1,370,314)
Institutional Class Shares
Shares sold	4,283,578	$26,448,824	8,490,864	$66,139,903
Shares issued in reinvestment of dividends and distributions	—	—	409,509	2,240,014
Shares redeemed	(4,363,047)	(26,262,204)	(7,983,474)	(54,919,668)
Net Increase (Decrease)	(79,469)	$186,620	916,899	$13,460,249
Total Net Increase (Decrease)	(313,497)	$(1,170,362)	510,077	$12,089,935

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford International Growth Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	2,326,632	$28,506,000	27,299,774	$342,081,605	(a)
Shares issued in reinvestment of dividends and distributions	220,663	2,757,162	342,206	3,691,376
Shares redeemed	(818,890)	(10,145,987)	(105,915)	(1,550,000)
Net Increase (Decrease)	1,728,405	$21,117,175	27,536,065	$344,222,981
Class 3 Shares
Shares sold	145,347	$1,800,000	12,234,680	$151,313,900	(b)
Shares issued in reinvestment of dividends and distributions	87,544	1,096,924	134,639	1,456,319
Shares redeemed	(1,391,091)	(16,700,000)	(21,739,338)	(272,875,605	)(c)
Net Increase (Decrease)	(1,158,200)	$(13,803,076)	(9,370,019)	$(120,105,386)
Class 4 Shares
Shares sold	1,289,740	$16,000,000	4,340,428	$50,000,000
Shares issued in reinvestment of dividends and distributions	220,992	2,770,069	312,522	3,381,707
Shares redeemed	(640,509)	(7,400,000)	(10,994,906)	(134,613,900	)(d)
Net Increase (Decrease)	870,223	$11,370,069	(6,341,956)	$(81,232,193)
Class 5 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	496,068	6,235,027	700,721	7,602,619
Shares redeemed	—	—	—	—
Net Increase (Decrease)	496,068	$6,235,027	700,721	$7,602,619
Class K Shares
Shares sold	410,874	$5,065,217	806,923	$10,780,634
Shares issued in reinvestment of dividends and distributions	21,304	265,664	31,197	335,676
Shares redeemed	(228,663)	(2,680,104)	(555,229)	(7,662,243)
Net Increase (Decrease)	203,515	$2,650,777	282,891	$3,454,067
Institutional Class Shares
Shares sold	8,334,166	$99,580,505	18,989,593	$226,507,373
Shares issued in reinvestment of dividends and distributions	57,212	711,714	85,623	918,730
Shares redeemed	(6,942,598)	(82,215,244)	(20,285,609)	(239,977,847)
Net Increase (Decrease)	1,448,780	$18,076,975	(1,210,393)	$(12,551,744)
Total Net Increase (Decrease)	3,588,791	$45,646,947	11,597,309	$141,390,344

(a)  $255,875,605 converted into Class 2 from Class 3.

(b)  $111,613,900 converted into Class 3 from Class 4.

(c)  $255,875,605 converted from Class 3 into Class 2.

(d)  $111,613,900 converted from Class 4 into Class 3.

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford International Smaller Companies Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	132,537	$1,671,800	115,612	$1,526,400
Shares issued in reinvestment of dividends and distributions	—	—	3,223	35,491
Shares redeemed	(2,165,453)	(26,851,735)	(322,332)	(4,101,595)
Net Increase (Decrease)	(2,032,916)	$(25,179,935)	(203,497)	$(2,539,704)
Institutional Class Shares
Shares sold	44,864	$564,800	1,240,005	$14,373,256
Shares issued in reinvestment of dividends and distributions	30,837	382,373	1,308	14,391
Shares redeemed	(4,917)	(57,993)	(951,432)	(10,217,456)
Net Increase (Decrease)	70,784	$889,180	289,881	$4,170,191
Total Net Increase (Decrease)	(1,962,132)	$(24,290,755)	86,384	$1,630,487
	Baillie Gifford Long Term Global Growth Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	259	$6,000	248	$6,000
Shares issued in reinvestment of dividends and distributions	—	—	117,877	2,238,949
Shares redeemed	(66,416)	(1,750,000)	(238,116)	(7,000,000)
Net Increase (Decrease)	(66,157)	$(1,744,000)	(119,991)	$(4,755,051)
Class 4 Shares
Shares sold	—	$—	1,716,411	$53,862,692	(a)
Shares issued in reinvestment of dividends and distributions	—	—	58,102	1,281,675
Shares redeemed	(1,774,513)	(46,893,467)	—	—
Net Increase (Decrease)	(1,774,513)	$(46,893,467)	1,774,513	$55,144,367
Class 5 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	(2,065,875)	(74,362,692	)(b)
Net Increase (Decrease)	—	$—	(2,065,875)	$(74,362,692)

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford Long Term Global Growth Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	256,893	$5,900,106	1,960,500	$48,885,953
Shares issued in reinvestment of dividends and distributions	—	—	435,668	8,277,694
Shares redeemed	(591,822)	(13,798,230)	(1,572,029)	(36,691,886)
Net Increase (Decrease)	(334,929)	$(7,898,124)	824,139	$20,471,761
Institutional Class Shares
Shares sold	2,291,785	$51,934,816	8,690,764	$222,264,057
Shares issued in reinvestment of dividends and distributions	—	—	346,795	6,561,366
Shares redeemed	(1,910,249)	(44,532,165)	(14,009,874)	(340,255,603)
Net Increase (Decrease)	381,536	$7,402,651	(4,972,315)	$(111,430,180)
Total Net Increase (Decrease)	(1,794,063)	$(49,132,940)	(4,559,529)	$(114,931,795)

(a)  $53,862,692 converted into Class 4 from Class 5.

(b)  $53,862,692 converted from Class 5 into Class 4.

	Baillie Gifford U.S. Discovery Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	—	$—	745,444	$4,455,000
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	(168,322)	(886,038)	(317,164)	(1,642,910)
Net Increase (Decrease)	(168,322)	$(886,038)	428,280	$2,812,090
Institutional Class Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net Increase (Decrease)	—	$—	—	$—
Total Net Increase (Decrease)	(168,322)	$(886,038)	428,280	$2,812,090

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford U.S. Equity Growth Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class K Shares
Shares sold	29,173	$485,830	37,695	$738,649
Shares issued in reinvestment of dividends and distributions	—	—	107,344	1,438,401
Shares redeemed	(129,925)	(2,342,899)	(95,410)	(1,849,937)
Net Increase (Decrease)	(100,752)	$(1,857,069)	49,629	$327,113
Institutional Class Shares
Shares sold	271,720	$4,632,310	440,682	$8,520,193
Shares issued in reinvestment of dividends and distributions	—	—	127,618	1,702,423
Shares redeemed	(444,391)	(7,586,926)	(924,299)	(19,967,202)
Net Increase (Decrease)	(172,671)	$(2,954,616)	(355,999)	$(9,744,586)
Total Net Increase (Decrease)	(273,423)	$(4,811,685)	(306,370)	$(9,417,473)

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, the following Funds had one or more shareholders which beneficially owned 25% or more of the Fund's voting securities:

Fund
Baillie Gifford China A Shares Growth Fund(1)
Baillie Gifford China Equities Fund
Baillie Gifford Developed EAFE All Cap Fund
Baillie Gifford EAFE Plus All Cap Fund
Baillie Gifford Emerging Markets ex China Fund(1)
Baillie Gifford Health Innovation Equities Fund(1)(2)
Baillie Gifford International Concentrated Growth Equities Fund(2)
Baillie Gifford International Growth Fund
Baillie Gifford International Smaller Companies Fund
Baillie Gifford Long Term Global Growth Fund
Baillie Gifford U.S. Discovery Fund
Baillie Gifford U.S. Equity Growth Fund

(1)  At December 31, 2023, Baillie Gifford International, LLC, a wholly owned subsidiary of the Manager, beneficially owned 25% or more of the Fund's voting securities and as a result may be deemed to control such Funds.

(2)  The Fund has two shareholders which each beneficially own 25% or more of the Fund's voting securities.

Purchase and redemption activity of these accounts may have a significant effect on the operation of each Fund.

Notes to Financial Statements

Annual Report December 31, 2023

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and each member of the Board for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note G — Line of Credit

The Trust entered into a committed facility with Bank of New York Mellon on May 1, 2017, renewed April 18, 2023, and expiring April 16, 2024 (unless renewed), which allows the series of the Trust to borrow up to $75 million in total subject to minimum asset coverage requirements set out in the Credit Agreement. Each such series may borrow money under this credit facility for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

In normal market conditions, borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the Secured Overnight Financing Rate + 0.10%.

The Funds pay a share of a commitment fee on the portion of the facility which is undrawn. The commitment fee is 0.25% on undrawn amounts.

The rate payable at December 31, 2023 was 6.73% on any amounts drawn down. As at December 31, 2023, the Funds had no outstanding loan balances.

The following borrowings were made against the credit facility during the period:

Fund	Maximum Amount Borrowed	Average Amount Borrowed(1)	Average Interest Rate
Baillie Gifford China Equities Fund	$250,000	$250,000	6.67%
Baillie Gifford Developed EAFE All Cap Fund	2,750,000	1,322,727	6.67%
Baillie Gifford EAFE Plus All Cap Fund	2,750,000	2,660,000	6.67%
Baillie Gifford Emerging Market Equities Fund	12,100,000	10,610,000	5.65%
Baillie Gifford Global Alpha Equities Fund	19,500,000	11,750,000	6.41%
Baillie Gifford Health Innovation Equities Fund	2,350,000	1,137,500	6.67%
Baillie Gifford International Concentrated Growth Equities Fund	1,500,000	732,353	6.29%
Baillie Gifford U.S. Discovery Fund	450,000	400,000	6.28%
Baillie Gifford U.S. Equity Growth Fund	750,000	387,500	6.68%

(1)  Average amount borrowed is calculated using days with outstanding borrowings.

Note H — Principal Risks (unaudited)

The below is a selection of the Funds' principal risks. The Funds' full list of principal risks, including more commonly known risks, are further described within their respective prospectuses.

Investment Style Risk

The Manager actively makes investment decisions for the Funds through bottom-up stock selection. Accordingly, the Funds will have risk characteristics that differ from their benchmark indices. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause a Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results.

Notes to Financial Statements

Annual Report December 31, 2023

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Long-Term Investment Strategy Risk

The Funds pursue a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause a Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and a Fund may not perform as expected in the long term. An investment in a Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

Emerging Markets Risk

To the extent the Funds invest in emerging market securities, the Funds may be exposed to greater market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than the risks of investing in developed markets.

Geographic Focus Risk

Certain Funds expect to focus investments in a limited number of countries or geographic regions, and as a result may not offer the same level of diversification of risks as a more broadly global fund because these Funds will be exposed to a smaller geographic area. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified portfolio.

Non-Diversification Risk

A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds. Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford U.S. Discovery Fund and Baillie Gifford U.S. Equity Growth Fund are all non-diversified Funds.

Market Disruption and Geopolitical Risk

Geopolitical, environmental and other events may disrupt securities markets and adversely affect global economies and markets. These disruptions could prevent the Funds from implementing their investment strategies and achieving their investment objectives, and increase the Funds' exposure to the other risks detailed in this Prospectus. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.

War, terrorism, public health crises, and other geopolitical events, such as sanctions, tariffs, trade disputes, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For instance, the 2022 Russian invasion of Ukraine and the sanctions that followed had immediate negative effects on global financial markets, sovereign debt and the markets for certain securities and commodities, such as oil and natural gas, and reduced the liquidity and value of Russian securities to zero or near zero. Similarly, terrorism in the U.S. and around the world has resulted in increased geopolitical risk.

Natural and environmental disasters, such as earthquakes and tsunamis, can be highly disruptive to economies and markets, adversely impacting individual

Notes to Financial Statements

Annual Report December 31, 2023

companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds' investments. Similarly, dramatic disruptions can be caused by communicable diseases, epidemics, pandemics, plagues and other public health crises.

For further information on the risks of investing in each Fund, please refer to each Fund's prospectus.

Note I — Legal Notice (unaudited)

MSCI

The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

FTSE Russell (U.S. Discovery & U.S. Equity Growth)

FTSE Russell is a trading name of certain of the LSE Group companies. Russell® is a trade mark of the relevant LSE Group companies and is used by any other LSE Group company under license. "TMX®" is a trade mark of TSX, Inc. and used by the LSE Group under license. All rights in the FTSE Russell indexes or data vest in the relevant LSE Group company which owns the index or the data.

Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. No further distribution of data from the LSE Group is permitted without the relevant LSE Group company's express written consent. The LSE Group does not promote, sponsor or endorse the content of this communication.

S&P (U.S. Equity Growth)

The S&P 500 and S&P Global Small Cap ("Index") is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates ("SPDJI"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Note J — Liquidity Risk Management Program (unaudited)

In accordance with Rule 22e-4 (the "Liquidity Rule") under the 1940 Act, the Funds have adopted and implemented a liquidity risk management program (the "Program"). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board. Liquidity is managed taking into account of the investment strategy, liquidity profile, and redemption policy and history of each Fund, with the objective of maintaining a level of liquidity that is appropriate in light of each Fund's obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

During the reporting period, the Funds maintained a high level of liquidity and, other than the Baillie Gifford

Notes to Financial Statements

Annual Report December 31, 2023

International Smaller Companies Fund, primarily held assets that are defined under the Liquidity Rule as "Highly Liquid Investments". A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. As a result of the high level of liquidity maintained by the Funds, none of the Funds, other than Baillie Gifford International Smaller Companies Fund, have adopted a Highly Liquid Investment minimum. Baillie Gifford International Smaller Companies Fund has adopted a Highly Liquid Investment Minimum of 30% and complied with the Highly Liquid Investment minimum throughout the period.

During the reporting period, there were no liquidity events that materially affected the performance of the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The Manager, which has been designated by the Board to administer the Program, determined that, during the reporting period, the Program operated adequately and effectively to manage the Funds' liquidity risk. There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks applicable to the Funds can be found in the Funds' prospectuses.

Note K — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2023 and the issuance of the Financial Statements.

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2023

To the Shareholders and Board of Trustees of
Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the funds listed below (the "Funds"), each a series of Baillie Gifford Funds, as of December 31, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, and Baillie Gifford U.S. Equity Growth Fund

	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, 2020, and 2019
Baillie Gifford China A Shares Growth Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023, 2022, 2021, and 2020, and for the period from December 19, 2019 (commencement of operations) through December 31, 2019
Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023 and 2022, and for the period from December 28, 2021 (commencement of operations) through December 31, 2021
Baillie Gifford China Equities Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023 and 2022, and for the period from July 7, 2021 (commencement of operations) through December 31, 2021
Baillie Gifford U.S. Discovery Fund	For the year ended December 31, 2023	For the years ended December 31, 2023 and 2022	For the years ended December 31, 2023 and 2022, and for the period from May 5, 2021 (commencement of operations) through December 31, 2021

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
February 28, 2024

Supplemental Information (unaudited)

Annual Report December 31, 2023

Federal Income Tax Information

The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the year ended December 31, 2023.

For corporate shareholders, the percentage of ordinary income distributions for the year/period ended December 31, 2023 for the corporate dividends-received deduction for each Fund is as follows.

Fund	Qualified Dividend Income	Dividends-received Deductions
Baillie Gifford China A Shares Growth Fund	100.00%	0.00%
Baillie Gifford China Equities Fund	72.68%	0.00%
Baillie Gifford Developed EAFE All Cap Fund	100.00%	0.00%
Baillie Gifford EAFE Plus All Cap Fund	100.00%	0.00%
Baillie Gifford Emerging Markets Equities Fund	79.33%	0.00%
Baillie Gifford Emerging Markets ex China Fund	99.30%	0.00%
Baillie Gifford Global Alpha Equities Fund	100.00%	29.06%
Baillie Gifford Health Innovation Equities Fund	100.00%	100.00%
Baillie Gifford International Alpha Fund	90.67%	0.00%
Baillie Gifford International Concentrated Growth Equities Fund	100.00%	5.49%
Baillie Gifford International Growth Fund	100.00%	0.00%
Baillie Gifford International Smaller Companies Fund	62.42%	0.00%
Baillie Gifford Long Term Global Growth Fund	0.00%	0.00%
Baillie Gifford U.S. Discovery Fund	0.00%	0.00%
Baillie Gifford U.S. Equity Growth Fund	0.00%	0.00%

In February 2024, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2023.

Foreign Taxes Paid — The following Funds elect under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2023, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford China A Shares Growth Fund	0.0140	0.1395
Baillie Gifford China Equities Fund	0.0057	0.1170
Baillie Gifford Developed EAFE All Cap Fund	0.0152	0.2215
Baillie Gifford EAFE Plus All Cap Fund	0.0156	0.2308
Baillie Gifford Emerging Markets Equities Fund	0.0642	0.8213
Baillie Gifford Emerging Markets ex China Fund	0.0274	0.3101
Baillie Gifford Global Alpha Equities Fund	—	—
Baillie Gifford Health Innovation Equities Fund	—	—
Baillie Gifford International Alpha Fund	0.0259	0.2184
Baillie Gifford International Concentrated Growth Equities Fund	0.0024	0.0428
Baillie Gifford International Growth Fund	0.0082	0.1145

Supplemental Information (unaudited)

Annual Report December 31, 2023

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford International Smaller Companies Fund	0.0523	0.2790
Baillie Gifford Long Term Global Growth Fund	—	—
Baillie Gifford U.S. Discovery Fund	—	—
Baillie Gifford U.S. Equity Growth Fund	—	—

Supplemental Information (unaudited)

Annual Report December 31, 2023

Management of the Trust

The following tables set forth the Trustees and officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2023.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund Complex overseen by Trustee(3)
Indepedent Trustees
Howard W. Chin 1952	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	16
Pamela M.J. Cox 1952	Trustee, Chair of the Nominating and Governance Committee(4)	Since 2017	Retired. Formerly: Senior Associate (non-resident), CSIS (think-tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	16
John Kavanaugh 1962	Trustee	Since 2023	Retired. Formerly: Partner, Ernst and Young, LLP (public accounting).	16
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	16
Donald P. Sullivan Jr. 1954	Trustee	Since 2020	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	16
Interested Trustee (as defined in the 1940 Act)(5)
David W. Salter(6) 1975	Trustee, Chair of the Board, Vice President. Formerly, President(7)	Since 2016	Partner, Baillie Gifford & Co. (parent of investment adviser); CEO & former Chairman, Baillie Gifford Funds Services LLC (broker-dealer).	16

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)(5)
Michael Stirling-Aird 1977	President	Since 2023(7)	Partner; Baillie Gifford & Co. (parent of investment adviser)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (parent of investment adviser)
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co. (parent of investment adviser)
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (parent of investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (parent of investment adviser)

Supplemental Information (unaudited)

Annual Report December 31, 2023

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co (parent of investment adviser)
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Head of North American and Overseas Compliance, Compliance Department, Baillie Gifford & Co (parent of investment adviser)
Lesley-Anne Archibald 1988	Vice President	Since 2017	Manager, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser)
Kelly Cameron 1989	Vice President	Since 2020	Client Service Director, Baillie Gifford Overseas Limited (investment adviser)
Neil Riddell 1988	Chief Risk Officer	Since 2021	Head of Group Business Risk, Baillie Gifford & Co (parent of investment adviser)

The address of each Trustee of the Trust is c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017. The address of each officer of the Trust is c/o Baillie Gifford Funds, 780 Third Avenue, 43rd Floor, New York, NY 10017.

(1)  An Independent Trustee may serve as a member of the Board until December 31 in the earlier of (i) the year of their 15th year of service as a Board member, or (ii) the year of their 75th birthday. The Chair of the Board and officers of the Trust, including the President of the Trust, are elected annually by the Board.

(2)  Previous positions during the past five years with Baillie Gifford & Co, the Manager, and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes a series of the Trust not included in this shareholder report.

(4)  Pamela Cox assumed the role of Chair of the Nominating and Governance Committee as of January 1, 2024.

(5)  The Trust currently pays no compensation to its officers or interested Trustee.

(6)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager and his role as an officer of the Trust.

(7)  David Salter served as President of the Funds from 2016 through September 2023 when the Board elected Michael Stirling-Aird, who has served as a Vice President of the Funds for eleven years, as President.

Additional information regarding the Trustees is in each Fund's Statement of Additional Information and is available upon request, without charge, by calling the Manager at +44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of each Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Manager at +44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent

12-month period ended June 30 is also available without charge upon request by calling the Manager at +44-131-275-2000 or by accessing each Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Form N-PORT. The Funds' Form N-PORT is available on the SEC's website at http://www.sec.gov. The Funds' holdings can also be found at Baillie Gifford Funds' website: http://USmutualfund.bailliegifford.com.

Copyright © Baillie Gifford & Co 2023

Baillie Gifford Funds

Annual report, December 31, 2023

Baillie Gifford International All Cap Fund

Index

Page Number
01	Management Discussion
04	Fund Expenses
06	Industry Diversification Table
07	Portfolio of Investments
12	Financial Statements
15	Financial Highlights
18	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Supplemental Information
28	Federal Income Tax Information
29	Management of the Trust

This report is intended for shareholders of Baillie Gifford International All Cap Fund (the "Fund") and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Fund.

The statements and views expressed in this report are as of this report's period end and are subject to change at any time based on a variety of factors. The respective parties disclaim any responsibility to update such views.

Actual outcomes may differ significantly from the views expressed. These views may not be relied on as investment advice or as an indication of trading intent on behalf of the Fund.

All investments entail risk, including the possible loss of principal.

Management Discussion (unaudited)

Annual Report December 31, 2023

Baillie Gifford International All Cap Fund

Market Conditions and Review of Performance during 2023

2023 presented a mixed picture for the global economy, with a range of factors impacting market conditions. Inflation remained a persistent concern, although there were indications that it may be starting to ease, with core inflation falling in response to central bank interest rate increases. Despite these challenges, growth exceeded expectations, with robust GDP growth and labour markets remaining tight. However, geopolitical concerns, economic uncertainty and supply chain shortages continued to pose challenges for markets and economies, creating a complex and dynamic investment landscape.

Overall, international equity markets performed strongly, recouping almost all of their losses from 2022. However, it was a bumpy ride, particularly for growth stocks. European markets led, followed by those in Developed Asia, while Emerging Markets lagged driven by a poor performance from China. From a sector perspective Information Technology and Industrials led the way, with a higher interest rate environment helping Banks within Financials, despite the Silicon Valley Bank and Credit Suisse wobbles earlier in the year. Conversely, Consumer Staples, which are often considered "bond proxies," produced more modest returns.

Looking at investment performance, the Fund delivered strong investment returns in the latest calendar year, although it fell short of its benchmark. The Fund has faced a challenging investment environment in recent years, resulting in longer-term outcomes that are below our expectations. However, through our bottom-up lens of individual companies, we believe that there are grounds for continued long-term optimism. In our opinion, most of the companies held in the Fund are executing well operationally and remain financially robust. This is crucial for long-term investment success. The Fund remains focused on a balance of growth, quality and resilience across its holdings.

Positive contributors over the past 12 months include some of the Fund's digital platforms, such as MercadoLibre and Spotify.

MercadoLibre is a leading e-commerce platform in Latin America and also provides digital financial services across the region. Despite a challenging macro environment, the group delivered impressive operational results in 2023. The market responded positively to the rapid growth of sales and profits across both business segments, and we believe there is significant potential for further expansion given the low penetration rates of e-commerce and financial services in the region.

Swedish music streaming service, Spotify, has continued to deliver strong growth in both its user base and revenues, while also taking steps to manage costs and prioritize profitability. The platform has surpassed its own projections for monthly active users and is on track to reach 600 million by its financial year-end. In a bid to further streamline operations, the company announced a significant reduction in head count towards the end of the year, bringing the total workforce cuts to 25%. These cost cutting measures, combined with price hikes, have been well-received by investors, resulting in strong share price performance. Going forward, these actions are expected to support more consistent profitability and robust cash generation.

Other positive contributors included other online disruptors and industrial technology holdings such as Wise (currency exchange platform), Nemetschek (software for building and construction industry) and ASML (advanced lithography equipment).

Throughout the year, the Fund's Japanese holdings were a significant drag on performance. The Japanese market experienced a rally in (deep) value style equities, fueled by macro and corporate reform factors, with the Fund's quality growth style companies lagging. Certain holdings, such as Shiseido and Olympus, also faced operational challenges, resulting in them being among the top detractors for the year.

Shiseido, the luxury Japanese cosmetics manufacturer, has been experiencing weak operational results, with sales still below pre-COVID-19 levels. As a result, the new CEO has announced an urgent restructuring plan to reduce costs and improve operational efficiencies. Despite the slower-than-expected recovery from COVID-19 and delayed rebound of tourism in Japan, we remain optimistic about Shiseido's long-term growth potential. We believe the company's focus on high-end skincare and skew to the Asian market is particularly appealing and has the potential to generate higher margins in the future.

One of the world's leading providers of surgical endoscopes, Olympus, faced several challenges during the year. To address US Food and Drug Administration (FDA) warnings on product quality, the company has indicated that it will invest $600 million over the next 3 years, which is expected to weigh on margins. Furthermore, revenue growth has been lackluster, with slower growth in the US and Europe, and continued weakness in China where the

01

Management Discussion (unaudited)

Annual Report December 31, 2023

government is investigating hospital procurement practices. Despite these short-term headwinds, we think that Olympus enjoys several long-term advantages, including customer loyalty, regulatory approvals, and significant research and development spending. In our opinion, these factors position the company as the dominant player in a growing segment of the medical technology market.

Other notable detractors to the Fund's relative performance included our preference for Asian-focused life insurers rather than Banks within the Financials sector, and poor performance from Healthcare holdings.

The Fund holds what we view as world-class businesses, led by aligned management teams who are committed to long-term growth. Our investment process has been tried and tested over 30 years, and we consistently strive to enhance our approach to portfolio construction, monitoring and idea generation. Based on our analysis of the Fund's holdings and the portfolio management team's deep expertise, we are optimistic about the long-term prospects of the Fund's investments.

Investment strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an approach that focuses on analyzing individual stocks and de-emphasizes the significance of economic and market cycles. We aim to invest in companies that we believe will generate sustainable earnings growth above the market over the long term. Our research typically includes analysis of industry background, competitive advantages, management capabilities, financial strength, and valuation in determining a company's potential. From the outset, we also consider aspects that may derail the investment case. We regularly revisit the thesis for the Fund's holdings to ensure our expectations are met.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom-up stock research, are listed below:

New Buys:

Air Liquide SA, BHP Group Ltd., Cosmos Pharmaceutical Corp., Fomento Economico Mexicano SAB de CV ADR, Hong Kong Exchanges & Clearing Ltd., Nippon Paint Holdings Co., Ryanair Holdings PLC, SOITEC, Tokyo Electron Ltd., Topicus.com

Complete Sales:

Asian Paints Ltd., Auto1 Group SE, Trip.com Group Ltd., Denso Corp., Farfetch Ltd., ICICI Lombard General Insurance Co., LONGi Green Energy Technology Co., Meituan, NAVER Corp., Nibe Industrier AB, Nidec Corp., Pigeon Corp., SoftBank Group Corp., Suzuki Motor Corp., Thai Beverage PCL, Ubisoft Entertainment SA, Zalando SE

02

Management Discussion (unaudited)

Annual Report December 31, 2023

Fund Performance for periods ended 12/31/23 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	% p.a. Since Inception	Inception Date
Baillie Gifford International All Cap Fund Class 2(a)	10.23%	6.60%	4.07%	5.50%	04/09/13
Baillie Gifford International All Cap Fund Class 3	10.31%	6.67%	4.14%	5.56%	05/01/13
Baillie Gifford International All Cap Fund Class 5(b)	10.39%	6.74%	4.14%	5.57%	07/10/19
MSCI ACWI ex USA Index	16.21%	7.60%	4.32%	5.59%	09/24/12

  The returns are provided for all shares classes that had shares outstanding as of December 31, 2023. Additional year-over-year returns for each class are available in the Financial Highlights section.

(a)  Performance for Class 2 shares prior to their date of inception is derived from the historical performance of Class 1 shares (inception date September 24, 2012), and has not been adjusted for the lower shareholder servicing fees applicable to Class 2 shares.

(b)  Performance for Class 5 shares prior to their dates of inception are derived from the historical performance of Class 2 shares and have not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares. Prior to the inception of Class 2 (April 9, 2013), Class 5 shares historical performance is derived from Class 1 shares and have not been adjusted for the lower shareholder servicing fees applicable to Class 5 shares.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 shares and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.
03

Fund Expenses (unaudited)

Annual Report December 31, 2023

As a shareholder of the Fund you incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table labeled "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

04

Fund Expenses (unaudited)

Annual Report December 31, 2023

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratios Based on the Period July 1, 2023 to December 31, 2023	Expenses Paid During Period*
Baillie Gifford International All Cap Fund — Class 2
Actual	$1,000	$995.30	0.64%	$3.22
Hypothetical (5% return before expenses)	$1,000	$1,021.98	0.64%	$3.26
Baillie Gifford International All Cap Fund — Class 3
Actual	$1,000	$995.70	0.57%	$2.87
Hypothetical (5% return before expenses)	$1,000	$1,022.33	0.57%	$2.91
Baillie Gifford International All Cap Fund — Class 5
Actual	$1,000	$996.10	0.49%	$2.47
Hypothetical (5% return before expenses)	$1,000	$1,022.74	0.49%	$2.50

*  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Expenses are calculated using the annualized expense ratio for the Fund, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2023. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one-year data in the financial highlights.

05

Industry Diversification Table

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International All Cap Fund

	Value	% of Total Net Assets
Airlines	$3,302,794	1.0%
Apparel	12,684,335	3.9
Auto Parts & Equipment	1,650,552	0.5
Banks	13,053,252	4.0
Beverages	15,731,106	4.8
Biotechnology	1,978,165	0.6
Chemicals	8,487,748	2.6
Commercial Services	24,273,208	7.5
Cosmetics/Personal Care	9,837,267	3.0
Distribution/Wholesale	4,931,093	1.5
Diversified Financial Services	6,091,159	1.9
Electronics	17,187,653	5.3
Food	5,245,405	1.6
Hand/Machine Tools	5,242,640	1.6
Healthcare — Products	10,925,221	3.4
Healthcare — Services	2,297,225	0.7
Insurance	6,545,126	2.0
Internet	54,126,540	16.6
Investment Companies	11,613,723	3.6
Leisure Time	3,373,568	1.0
Machinery — Construction & Mining	8,339,411	2.6
Machinery — Diversified	19,036,892	5.9
Mining	2,990,736	0.9
Oil & Gas	3,979,438	1.2
Retail	20,293,559	6.3
Semiconductors	29,044,467	8.9
Software	9,973,228	3.1
Toys/Games/Hobbies	3,969,808	1.2
Transportation	6,866,030	2.1
Total Value of Investments	323,071,349	99.3
Other assets less liabilities	2,248,988	0.7
Net Assets	$325,320,337	100.0%

The table above is based on Bloomberg Industry Group classifications. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

06

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International All Cap Fund

	Shares	Value
COMMON STOCKS — 97.4%
AUSTRALIA — 1.6%
BHP Group Ltd.	87,539	$2,990,736
Cochlear Ltd.	10,658	2,168,326
		5,159,062
BELGIUM — 1.5%
Anheuser-Busch InBev SA/NV	76,905	4,964,072
BRAZIL — 4.1%
MercadoLibre, Inc. *	5,123	8,050,999
Raia Drogasil SA	840,580	5,088,539
		13,139,538
CANADA — 3.5%
Canadian Pacific Kansas City Ltd.	50,223	3,973,721
Shopify, Inc., Class A *	95,496	7,439,139
		11,412,860
CHINA — 5.9%
Alibaba Group Holding Ltd.	389,656	3,753,378
Baidu, Inc., Class A *	147,608	2,197,281
BeiGene Ltd. *	141,869	1,978,165
Contemporary Amperex Technology Co., Ltd., Class A	71,699	1,650,552
Li Ning Co., Ltd.	411,000	1,102,973
Ping An Insurance Group Co. of China Ltd., Class H	406,500	1,840,347
Prosus NV *	224,017	6,673,487
		19,196,183
DENMARK — 0.9%
DSV A/S	16,461	2,892,309
FRANCE — 5.7%
Air Liquide SA	25,436	4,952,273
Kering	5,617	2,487,761
LVMH Moet Hennessy Louis Vuitton SE	6,906	5,611,381
Remy Cointreau SA	29,327	3,740,804
SOITEC *	10,229	1,830,424
		18,622,643

The accompanying notes are an integral part of the financial statements.
07

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International All Cap Fund

	Shares	Value
GERMANY — 1.8%
adidas AG	12,370	$2,513,668
Nemetschek SE	37,634	3,249,120
		5,762,788
HONG KONG — 4.1%
AIA Group Ltd.	540,600	4,704,778
Hong Kong Exchanges & Clearing Ltd.	94,200	3,231,085
Techtronic Industries Co., Ltd.	440,000	5,242,640
		13,178,503
INDIA — 4.6%
HDFC Bank Ltd.	257,076	5,263,894
Jio Financial Services Ltd. *	132,040	369,153
MakeMyTrip Ltd. *	50,521	2,373,477
Reliance Industries Ltd.	128,212	3,979,438
United Spirits Ltd.	237,231	3,184,164
		15,170,126
IRELAND — 1.0%
Ryanair Holdings PLC ADR *	24,766	3,302,794
JAPAN — 17.2%
Cosmos Pharmaceutical Corp.	35,000	4,039,336
Kao Corp.	36,600	1,504,466
Keyence Corp.	9,600	4,217,822
Murata Manufacturing Co., Ltd.	241,800	5,109,714
Nippon Paint Holdings Co., Ltd.	438,300	3,535,475
Olympus Corp.	326,300	4,709,905
Recruit Holdings Co., Ltd.	87,500	3,658,474
Shimano, Inc.	21,900	3,373,568
Shiseido Co., Ltd.	153,100	4,614,798
SMC Corp.	11,000	5,884,297
Sugi Holdings Co., Ltd.	14,600	670,235
Sysmex Corp.	72,800	4,046,990
Tokyo Electron Ltd.	24,800	4,407,949
Unicharm Corp.	102,800	3,718,003
Z Holdings Corp.	738,800	2,612,607
		56,103,639

The accompanying notes are an integral part of the financial statements.
08

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International All Cap Fund

	Shares	Value
MEXICO — 2.2%
Fomento Economico Mexicano SAB de CV ADR	29,475	$3,842,066
Wal-Mart de Mexico SAB de CV	769,396	3,234,626
		7,076,692
NETHERLANDS — 7.7%
Adyen NV *	3,095	3,995,463
ASML Holding NV	12,232	9,233,782
EXOR NV	47,823	4,786,971
IMCD NV	28,313	4,931,093
Topicus.com, Inc. *	29,393	1,979,571
		24,926,880
NEW ZEALAND — 1.5%
Xero Ltd. *	62,192	4,744,537
PORTUGAL — 1.6%
Jeronimo Martins SGPS SA	206,102	5,245,405
SINGAPORE — 2.4%
United Overseas Bank Ltd.	360,899	7,789,358
SOUTH KOREA — 0.6%
Coupang, Inc. *	116,967	1,893,696
SWEDEN — 6.1%
Atlas Copco AB, A Shares	35,164	605,915
Atlas Copco AB, B Shares	561,390	8,328,858
Epiroc AB, B Shares	236,234	4,143,022
Investor AB, B Shares	294,387	6,826,752
		19,904,547
SWITZERLAND — 2.6%
Cie Financiere Richemont SA	44,582	6,157,849
Lonza Group AG	5,449	2,297,225
		8,455,074
TAIWAN — 4.2%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	130,503	13,572,312

The accompanying notes are an integral part of the financial statements.
09

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International All Cap Fund

	Shares	Value
UNITED KINGDOM — 11.7%
Ashtead Group PLC	61,388	$4,266,907
Auto Trader Group PLC	771,938	7,091,524
Burberry Group PLC	114,849	2,071,524
Games Workshop Group PLC	31,588	3,969,808
Hargreaves Lansdown PLC	266,524	2,490,922
Intertek Group PLC	47,712	2,582,966
Rightmove PLC	703,007	5,167,796
Trainline PLC *	662,288	2,716,589
Weir Group PLC (The)	174,642	4,196,389
Wise PLC, Class A *	337,622	3,754,860
		38,309,285
UNITED STATES — 4.9%
Experian PLC	147,432	6,014,538
Mettler-Toledo International, Inc. *	4,976	6,035,689
Spotify Technology SA *	22,120	4,156,569
		16,206,796
Total Common Stocks
(cost $235,037,597)		317,029,099
PREFERRED STOCKS — 1.9%
GERMANY — 1.9%
Sartorius AG 0.43% (cost $1,827,606)	16,454	6,042,250
TOTAL INVESTMENTS — 99.3%
(cost $236,865,203)		$323,071,349
Other assets less liabilities — 0.7%		2,248,988
NET ASSETS — 100.0%		$325,320,337

*  Non-income producing security.

ADR  —  American Depositary Receipt

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, Baillie Gifford Overseas Limited retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in the Fund's Prospectus for Private Placement.

The accompanying notes are an integral part of the financial statements.
10

Portfolio of Investments

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International All Cap Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2023 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks **	$69,244,735	$247,784,364	$—	$317,029,099
Preferred Stocks **	—	6,042,250	—	6,042,250
Total	$69,244,735	$253,826,614	$—	$323,071,349

**  Refer to Portfolio of Investments for further detail.

The accompanying notes are an integral part of the financial statements.
11

Statement of Assets and Liabilities

Annual Report December 31, 2023

December 31, 2023
Baillie Gifford International All Cap Fund

ASSETS
Investments, at value (cost $236,865,203)	$323,071,349
Cash	2,318,750
Foreign cash, at value (cost $5,032)	5,036
Tax reclaims receivable	423,288
Dividends receivable	266,325
Receivable for investments sold	42,200
Total Assets	326,126,948
LIABILITIES
Advisory fee payable	265,675
Deferred India capital gains tax liability (Note A)	356,851
Shareholder Servicing fee payable	79,887
Trustee fee payable	4,610
Commitment fee payable	1,104
Accrued expenses	98,484
Total Liabilities	806,611
NET ASSETS	$325,320,337
COMPOSITION OF NET ASSETS
Paid-in capital	$253,543,628
Total distributable earnings	71,776,709
$325,320,337
NET ASSET VALUE, PER SHARE
Class 2 ($66,048,497 / 5,404,941 shares outstanding), unlimited authorized, no par value	$12.22
Class 3 ($224,428,177 / 18,063,019 shares outstanding), unlimited authorized, no par value	$12.42
Class 5 ($34,843,663 / 2,724,980 shares outstanding), unlimited authorized, no par value	$12.79

The accompanying notes are an integral part of the financial statements.
12

Statement of Operations

Annual Report December 31, 2023

For the Year Ended December 31, 2023
Baillie Gifford International All Cap Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $419,936)	$4,132,126
Non-cash income	407,181
Interest	73,699
Total Investment Income	4,613,006
EXPENSES
Advisory fee (Note B)	1,130,816
Shareholder Servicing fees — Class 2 shares (Note B)	109,913
Shareholder Servicing fees — Class 3 shares (Note B)	223,145
Shareholder Servicing fees — Class 5 shares (Note B)	7,058
Transfer agency	53,817
Fund accounting	105,021
Legal	67,899
Professional fees	55,174
Custody	46,993
Trustees' fees	16,096
Commitment fees	4,635
Miscellaneous	20,293
Total Expenses	1,840,860
Net Investment Income	2,772,146
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized (loss) from:
Investments (net of India capital gains tax expense of $194,026)	(12,715,253)
Foreign currency transactions	(36,776)
(12,752,029)
Net change in unrealized appreciation on:
Investments (net of change in deferred India capital gains tax liability of $38,417) (Note A)	41,454,748
Translation of net assets and liabilities denominated in foreign currencies	19,095
41,473,843
Net realized and unrealized gain	28,721,814
NET INCREASE IN NET ASSETS FROM OPERATIONS	$31,493,960

The accompanying notes are an integral part of the financial statements.
13

Statements of Changes in Net Assets

Annual Report December 31, 2023

Baillie Gifford International All Cap Fund

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,772,146	$2,763,165
Net realized gain (loss)	(12,752,029)	7,917,352
Net change in unrealized appreciation (depreciation)	41,473,843	(155,270,400)
Net Increase (Decrease) in net assets from operations	31,493,960	(144,589,883)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings
Class 2	(873,244)	(1,409,109)
Class 3	(2,918,967)	(5,024,230)
Class 5	(440,516)	(732,708)
Total Distributions to Shareholders	(4,232,727)	(7,166,047)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 3	—	144,914,059 *
Dividends reinvested:
Class 2	873,244	1,409,109
Class 3	2,918,967	5,024,230
Class 5	440,516	732,708
Cost of shares redeemed:
Class 2	(1,212,698)	(20,000,000)
Class 3	(18,500,000)	—
Class 4	—	(131,414,059)*
Class 5	(1,700,000)	—
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(17,179,971)	666,047
Total Increase (Decrease) in Net Assets	10,081,262	(151,089,883)
NET ASSETS
Beginning of Year	315,239,075	466,328,958
End of Year	$325,320,337	$315,239,075

*  See Note D for details of share class conversions.

The accompanying notes are an integral part of the financial statements.
14

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International All Cap Fund
Selected data for a Class 2 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.24	$16.83	$20.27	$15.82	$12.26
From Investment Operations
Net investment income(a)	0.10	0.09	0.05	0.06	0.27
Net realized and unrealized gain (loss) on investments and foreign currency	1.04	(5.41)	0.60	5.20	3.73
Net increase (decrease) in net asset value from investment operations	1.14	(5.32)	0.65	5.26	4.00
Dividends and Distributions to Shareholders
From net investment income	—	—	(0.19)	(0.18)	(0.44)
From net realized gain on investments	(0.16)	(0.27)	(3.90)	(0.63)	—
Total dividends and distributions	(0.16)	(0.27)	(4.09)	(0.81)	(0.44)
Net asset value, end of year	$12.22	$11.24	$16.83	$20.27	$15.82
Total Return
Total return based on net asset value(b)	10.23%	(31.67)%	3.34%	33.31%	32.65%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$66,048	$61,057	$112,388	$183,037	$258,860
Ratio of net expenses to average net assets	0.63%	0.64%	0.61%	0.62%	0.65%
Ratio of net investment income to average net assets	0.80%	0.71%	0.26%	0.34%	1.92	%(c)
Portfolio turnover rate(d)	16%	19%	14%	12%	13%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
15

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International All Cap Fund
Selected data for a Class 3 share outstanding throughout each year:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Net asset value, beginning of year	$11.41	$17.08	$20.50	$15.99	$12.39
From Investment Operations
Net investment income(a)	0.10	0.12	0.09	0.07	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	1.07	(5.52)	0.59	5.27	3.75
Net increase (decrease) in net asset value from investment operations	1.17	(5.40)	0.68	5.34	4.05
Dividends and Distributions to Shareholders
From net investment income	—	—	(0.20)	(0.20)	(0.45)
From net realized gain on investments	(0.16)	(0.27)	(3.90)	(0.63)	—
Total dividends and distributions	(0.16)	(0.27)	(4.10)	(0.83)	(0.45)
Net asset value, end of year	$12.42	$11.41	$17.08	$20.50	$15.99
Total Return
Total return based on net asset value(b)	10.31%	(31.62)%	3.41%	33.40%	32.74%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$224,428	$221,064	$133,796	$331,138	$158,198
Ratio of net expenses to average net assets	0.56%	0.58%	0.54%	0.55%	0.58%
Ratio of net investment income to average net assets	0.86%	1.03%	0.41%	0.44%	2.04	%(c)
Portfolio turnover rate(d)	16%	19%	14%	12%	13%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(c)  Ratio includes taxable stock dividends that were treated as income.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
16

Financial Highlights

Annual Report December 31, 2023

Baillie Gifford International All Cap Fund
Selected data for a Class 5 share outstanding throughout each period:

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020	For the Period July 10, 2019 through December 31, 2019(a)		For the Period January 1, 2019 through April 10, 2019(a)
Net asset value, beginning of period	$11.73	$17.53	$20.96	$16.33	$15.14		$12.64
From Investment Operations
Net investment income(b)	0.12	0.12	0.09	0.09	0.20		0.06
Net realized and unrealized gain (loss) on investments and foreign currency	1.10	(5.65)	0.61	5.38	1.46		1.97
Net increase (decrease) in net asset value from investment operations	1.22	(5.53)	0.70	5.47	1.66		2.03
Dividends and Distributions to Shareholders
From net investment income	—	—	(0.23)	(0.21)	(0.47)		—
From net realized gain on investments	(0.16)	(0.27)	(3.90)	(0.63)	—		—
Total dividends and distributions	(0.16)	(0.27)	(4.13)	(0.84)	(0.47)		—
Net asset value, end of period	$12.79	$11.73	$17.53	$20.96	$16.33		$14.67
Total Return
Total return based on net asset value(c)	10.39%	(31.56)%	3.49%	33.51%	10.95%		16.02%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$34,844	$33,119	$48,392	$60,321	$45,183		$39,464
Ratio of net expenses to average net assets	0.48%	0.49%	0.46%	0.47%	0.50	%*	0.49	%*
Ratio of net investment income to average net assets	0.95%	0.91%	0.43%	0.51%	2.66	%(d)	1.59	%*
Portfolio turnover rate(e)	16%	19%	14%	12%	13%		13%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 11, 2019 to July 10, 2019. All shares of this class were redeemed on April 10, 2019 at $14.67. New shares were issued at $15.14 on July 10, 2019.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Ratio includes taxable stock dividends that were treated as income.

(e)  Portfolio turnover rate calculated at Fund level. Portfolio turnover is not annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.
17

Notes to Financial Statements

Annual Report December 31, 2023

Note A — Organization and Accounting Policies

The Fund is a series of Baillie Gifford Funds (the "Trust"). The investment objective of the Fund is to achieve capital appreciation. For information on the specific investment strategies of the Fund and a description of each share class, please refer to the Fund's Prospectus for Private Placement ("Prospectus"). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Massachusetts business trust on June 21, 2000, under the laws of Massachusetts. The Trust operates pursuant to the Third Amended and Restated Agreement and Declaration of Trust dated September 20, 2023, as amended from time to time.

The Fund's Class 2, Class 3 and Class 5 share classes had shares outstanding as of December 31, 2023.

Tailored Shareholder Reports

Beginning in July 2024, amendments adopted by the Securities and Exchange Commission (the "SEC") will substantially impact the design, content, and transmission of shareholder reports. Shareholder reports will provide key fund information in a clear and concise format and must be mailed to each shareholder that has not elected to receive the reports electronically.

Financial statements will not be included in the shareholder reports, but will be available at the Funds' website: http://USmutualfund.bailliegifford.com, can be mailed upon request, or can be accessed on the SEC's website at http://www.sec.gov.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime in advance of July 2024 by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling 1-844-394-6127 or by sending an e-mail request to BGFundsReporting@bailliegifford.com.

Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Fund have been prepared in conformity with generally accepted accounting principles in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated the Fund's investment adviser, Baillie Gifford Overseas Limited (the "Manager") as the valuation designee (the "Valuation Designee") to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists, subject to the Board's oversight.

Investments for which there are readily available market quotations are valued at market value. Equity securities listed on a securities exchange, market or automated quotation system (including equity securities traded over the counter) for which quotations are readily available, are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation, at the most recent quoted bid price.

Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are valued at their fair value as determined in good faith by the Valuation Designee.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events may not

18

Notes to Financial Statements

Annual Report December 31, 2023

be reflected in the computation of the Fund's net asset value.

The Valuation Designee utilizes a third-party pricing service for all equity securities, except those traded on Canadian, Latin American, or U.S. exchanges, subject to certain minimum confidence levels, which applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which the securities are traded. To the extent that securities are valued using this service, the securities will be classified as Level 2 securities in the fair value measurement framework described below.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments which the Fund has the ability to access

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund's investments at December 31, 2023 is disclosed at the end of the Fund's Portfolio of Investments.

For the year ended December 31, 2023, there were no Level 3 investments for which significant unobservable inputs were used to determine the fair value.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

19

Notes to Financial Statements

Annual Report December 31, 2023

Securities Transactions and Investment Income

The Fund's securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is included in investment income, with any non-cash income exceeding 5% of the Fund's total income stated separately on the Statement of Operations, and is recorded at the fair market value of securities received.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

U.S. Federal and Other Taxes

The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Fund's shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdictions may be subject to foreign withholding tax. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

As a result of several court cases in certain countries across the European Union ("EU"), the Fund may file

European tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the EU, as well as a number of related judicial proceedings. If a positive decision is reached and as such, reclaims becomes payable to the Fund, they will be reflected as windfall tax recovery within investment income in the Statement of Operations and related receivables, if any, will be reflected within tax reclaims receivable in the Statements of Assets and Liabilities. If the associated cash is received, the Fund will generally follow, for tax purposes, IRS guidance in Notice 2016-10 and reduce the current year foreign taxes paid by the amount of the refund. When uncertainty exists as to the ultimate resolution of these proceedings and the likelihood of receipt of these EU reclaims, no amounts are reflected in the financial statements.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities in India or other such jurisdictions, payable upon repatriation of sales proceeds. Any realized losses in excess of gains in India may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred tax liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities.

The Fund is subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Fund. The previous three tax year ends remain subject to examination.

20

Notes to Financial Statements

Annual Report December 31, 2023

At December 31, 2023 for federal income tax purposes, the Fund had capital loss carryforwards available to offset future capital gains. To the extent that the loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Loss No Expiration	Long Term Capital Loss No Expiration	Capital Loss Available Total
Baillie Gifford International All Cap Fund	$(1,084,352)	$(13,057,355)	$(14,141,707)

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October capital/late year ordinary losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currencies and Foreign Tax	Total Distributable Earnings/ Accumulated Deficit
Baillie Gifford International All Cap Fund	$4,385,839	$—	$(14,141,707)	$—	$81,532,577	$71,776,709

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

Dividends and Distributions to Shareholders

The Fund intends to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Fund's policy is to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

For the years ended December 31, 2023 and December 31, 2022, the tax characters of the dividends paid were:

Fund	Ordinary Income 2023	Long Term Capital Gains 2023	Return of Capital 2023	Ordinary Income 2022	Long Term Capital Gains 2022	Return of Capital 2022
Baillie Gifford International All Cap Fund	24	4,232,703	—	—	7,166,047	—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Fund's cost of investments and gross unrealized appreciation (depreciation) at December 31, 2023 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross (Depreciation)	Net Appreciation
Baillie Gifford International All Cap Fund	$241,187,166	$113,263,517	$(31,730,940)	$81,532,577

21

Notes to Financial Statements

Annual Report December 31, 2023

Note B — Investment Management and Other Services

The Fund is advised and managed by the Manager. The Manager, an investment adviser registered with the SEC, is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Fund (the "Advisory Agreement"), the Fund pays the Manager an investment advisory fee, in arrears.

The advisory fee paid by the Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (billions)	Annual Rate at Each Asset Level
Baillie Gifford International All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%

Baillie Gifford Funds Services LLC, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Fund.

The Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Fund pays the Manager a fee at the annualized rate of the Fund's average daily net assets attributed to each class of shares. The fee paid by Class 2 shares is 0.17%, Class 3 shares is 0.10%, and Class 5 shares is 0.02%.

The Bank of New York Mellon ("BNYM") serves as the Fund's administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
Baillie Gifford International All Cap Fund	$52,104,400	$69,509,745

Note D — Transactions in Shares of Beneficial Interest

	Baillie Gifford International All Cap Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class 2 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	71,375	873,244	126,470	1,409,109
Shares redeemed	(100,681)	(1,212,698)	(1,368,700)	(20,000,000)
Net Increase (Decrease)	(29,306)	$(339,454)	(1,242,230)	$(18,590,891)

22

Notes to Financial Statements

Annual Report December 31, 2023

	Baillie Gifford International All Cap Fund
	For the Year Ended December 31, 2023		For the Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class 3 Shares
Shares sold	—	$—	11,092,291	$144,914,059	(a)
Shares issued in reinvestment of dividends and distributions	234,655	2,918,967	443,915	5,024,230
Shares redeemed	(1,540,630)	(18,500,000)	—	—
Net Increase (Decrease)	(1,305,975)	$(15,581,033)	11,536,206	$149,938,289
Class 4 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	(9,968,903)	(131,414,059	)(b)
Net Increase (Decrease)	—	$—	(9,968,903)	$(131,414,059)
Class 5 Shares
Shares sold	—	$—	—	$—
Shares issued in reinvestment of dividends and distributions	34,410	440,516	62,979	732,708
Shares redeemed	(132,346)	(1,700,000)	—	—
Net Increase (Decrease)	(97,936)	$(1,259,484)	62,979	$732,708
Total Net Increase (Decrease)	(1,433,217)	$(17,179,971)	388,052	$666,047

(a)  $131,414,059 converted into Class 3 from Class 4.

(b)  $131,414,059 converted from Class 4 into Class 3.

Note E — Beneficial Ownership

Beneficial ownership, either direct or indirect, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act.

As of December 31, 2023, the Fund had two shareholders which beneficially owned 25% or more of the Fund's voting securities. Purchase and redemption activity of these accounts may have a significant effect on the operation of the Fund.

Note F — Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note G — Line of Credit

The Trust entered into a committed facility with BNYM on May 1, 2017, most recently renewed April 18, 2023 and expiring April 16, 2024 (unless renewed), which allows the series of the Trust to borrow up to $75 million in total subject to minimum asset coverage requirements set out in the Credit Agreement. Each such series may borrow money under this credit facility for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

23

Notes to Financial Statements

Annual Report December 31, 2023

In normal market conditions, borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the Secured Overnight Financing Rate + 0.10%.

The Fund pays a share of a commitment fee on the portion of the facility which is undrawn. The commitment fee is 0.25% on undrawn amounts.

The rate payable at December 31, 2023 was 6.73% on any amount drawn down. There were no borrowings made against the credit facility during the period.

Note H — Principal Risks (unaudited)

The below is a selection of the Fund's principal risks. Additional risks of investing in the Fund are included in the Fund's Prospectus.

Investment Style Risk

The Manager actively makes investment decisions for the Fund through bottom-up stock selection. Accordingly, the Fund will have risk characteristics that differ from its benchmark index. The Manager's judgments about the attractiveness, relative value, or potential appreciation of a particular stock may prove to be incorrect and cause the Fund to lose money or underperform compared to its benchmark index. There can be no assurance that the Manager's investment decisions will produce the desired results.

Growth Stock Risk

The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.

Long-Term Investment Strategy Risk

The Fund pursues a long-term investment approach, typically seeking returns over a period of several years. This investment style may cause the Fund to lose money or underperform compared to its benchmark index or other mutual funds over extended periods of time, and the Fund may not perform as expected in the long term. An investment in the Fund may be more suitable for long-term investors who can bear the risk of short- or medium-term fluctuations in the value of the Fund's portfolio.

Asia Risk

Investing in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities.

Market Disruption and Geopolitical Risk

Geopolitical, environmental and other events may disrupt securities markets and adversely affect global economies and markets. These disruptions could prevent the Fund from implementing its investment strategies and achieving its investment objectives, and increase the Fund's exposure to the other risks detailed in the Prospectus. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S.

War, terrorism, public health crises, and other geopolitical events, such as sanctions, tariffs, trade disputes, the imposition of exchange controls or other cross-border trade barriers, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets

24

Notes to Financial Statements

Annual Report December 31, 2023

generally. For instance, the 2022 Russian invasion of Ukraine and the sanctions that followed had immediate negative effects on global financial markets, sovereign debt and the markets for certain securities and commodities, such as oil and natural gas, and reduced the liquidity and value of Russian securities to zero or near zero. Similarly, terrorism in the U.S. and around the world has resulted in increased geopolitical risk.

Non-U.S. Investment Risk

Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

Natural and environmental disasters, such as earthquakes and tsunamis, can be highly disruptive to economies and markets, adversely impacting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund's investments. Similarly, dramatic disruptions can be caused by communicable diseases, epidemics, pandemics, plagues and other public health crises.

For further information on the risks of investing in the Fund, please refer to the Prospectus.

Note I — Legal Notice (unaudited)

MSCI

The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages (www.msci.com).

Note J — Liquidity Risk Management Program (unaudited)

In accordance with Rule 22e-4 (the "Liquidity Rule") under the 1940 Act, the Fund has adopted and implemented a liquidity risk management program (the "Program"). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Fund, and the terms, contents and frequency of reporting and escalation of any issues to the Board. Liquidity is managed taking into account of the investment strategy, liquidity profile, and redemption policy and history of the Fund, with the objective of maintaining a level of liquidity that is appropriate in light of the Fund's obligations to its shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

During the reporting period, the Fund maintained a high level of liquidity and primarily held assets that are defined under the Liquidity Rule as "Highly Liquid Investments". A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment. As a result of the high level of liquidity maintained by the Fund, the Fund has not adopted a "Highly Liquid Investment Minimum", as defined under the Liquidity Rule.

During the reporting period, there were no liquidity events that materially affected the performance of the Fund or its ability to timely meet redemptions without dilution

25

Notes to Financial Statements

Annual Report December 31, 2023

to existing shareholders. The Manager, which as been designated by the Board to administer the Program, determined that, during the reporting period, the Program operated adequately and effectively to manage the Fund's liquidity risk. There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks applicable to the Fund can be found in the Fund's Prospectus.

Note K — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2023 and the issuance of the Financial Statements.

26

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2023

To the Shareholders of Baillie Gifford International All Cap Fund and
Board of Trustees of Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Baillie Gifford International All Cap Fund (the "Fund"), a series of Baillie Gifford Funds, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2017.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin
February 28, 2024

27

Supplemental Information (unaudited)

Annual Report December 31, 2023

Federal Income Tax Information

The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003 for the year ended December 31, 2023.

Fund	Qualified Dividend Income
Baillie Gifford International All Cap Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2023 for the corporate dividends-received deduction is:

Fund	Dividends-received Deductions
Baillie Gifford International All Cap Fund	0.00%

In February 2024, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2023.

Foreign Taxes Paid — The Fund elects under the Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2023, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
Baillie Gifford International All Cap Fund	0.0212	0.1904

28

Supplemental Information (unaudited)

Annual Report December 31, 2023

Management of the Trust

The following tables set forth the Trustees and officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2023.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served as Trustee(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund Complex overseen by Trustee(3)
Indepedent Trustees
Howard W. Chin 1952	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	16
Pamela M.J. Cox 1952	Trustee, Chair of the Nominating and Governance Committee(4)	Since 2017	Retired. Formerly: Senior Associate (non-resident), CSIS (think-tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	16
John Kavanaugh 1962	Trustee	Since 2023	Retired. Formerly: Partner, Ernst and Young, LLP (public accounting).	16
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	16
Donald P. Sullivan Jr. 1954	Trustee	Since 2020	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	16
Interested Trustee (as defined in the 1940 Act)(5)
David W. Salter(6) 1975	Trustee, Chair of the Board, Vice President. Formerly, President(7).	Since 2016	Partner, Baillie Gifford & Co (parent of investment adviser); CEO & former Chairman, Baillie Gifford Funds Services LLC (broker-dealer).	16

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)(5)
Michael Stirling-Aird 1977	President	Since 2023(7)	Partner; Baillie Gifford & Co (parent of investment adviser)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co (parent of investment adviser)
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser)
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co (parent of investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser)

29

Supplemental Information (unaudited)

Annual Report December 31, 2023

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than officers who are also Trustees)
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co (parent of investment adviser)
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Head of North American and Overseas Compliance, Compliance Department, Baillie Gifford & Co (parent of investment adviser)
Lesley-Anne Archibald 1988	Vice President	Since 2017	Manager, North American Funds Operations Department, Baillie Gifford & Co (parent of investment adviser)
Kelly Cameron 1989	Vice President	Since 2020	Client Service Director, Baillie Gifford Overseas Limited (investment adviser)
Neil Riddell 1988	Chief Risk Officer	Since 2021	Head of Group Business Risk, Baillie Gifford & Co (parent of investment adviser)

The address of each Trustee of the Trust is c/o Baillie Gifford Overseas Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017. The address of each officer of the Trust is c/o Baillie Gifford Funds, 780 Third Avenue, 43rd Floor, New York, NY 10017.

(1)  An Independent Trustee may serve as a member of the Board until December 31 in the earlier of (i) the year of their 15th year of service as a Board member, or (ii) the year of their 75th birthday. The Chair of the Board and officers of the Trust, including the President of the Trust, are elected annually by the Board.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager, and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes a series of the Trust not included in this shareholder report.

(4)  Pamela Cox assumed the role of Chair of the Nominating and Governance Committee as of January 1, 2024.

(5)  The Trust currently pays no compensation to its officers or interested Trustee.

(6)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager and his role as an officer of the Trust.

(7)  David Salter served as President of the Funds from 2016 through September 2023 when the Board elected Michael Stirling-Aird, who has served as a Vice President of the Funds for eleven years, as President.

Additional information regarding the Trustees is in each Fund's Statement of Additional Information and is available upon request, without charge, by calling the Manager at +44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of each Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Manager at +44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent

12-month period ended June 30 is also available without charge upon request by calling the Manager at +44-131-275-2000 or by accessing each Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Form N-PORT. The Funds' Form N-PORT is available on the SEC's website at http://www.sec.gov. The Funds' holdings can also be found at Baillie Gifford Funds' website: http://USmutualfund.bailliegifford.com.

30

Copyright © Baillie Gifford & Co 2023

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Robert E. Rigsby is qualified to serve as an audit committee financial expert serving on its Audit Oversight Committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $367,300 for 2023 and $368,500 for 2022.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $7,478 for 2023 and $26,165 for 2022.

The fees disclosed above relate to out of pocket expenses incurred in relation to attendance at Audit Oversight Committee meetings.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $108,000 for 2023 and $110,330 for 2022. These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $9,781 for 2022.

(e)(1)	In order for the Trust’s accountant to remain independent, the following engagements must be approved in advance by the Trust’s Audit Oversight Committee or pursuant to the Pre-Approval Policies and Procedures for Audit and Non-Audit Services, as adopted by the Trust’s Audit Oversight Committee:

(a)	any engagement of the accountant to provide audit services or non-audit services to the Trust; and

(b)	any engagement of the accountant to provide non-audit services to the Trust’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Providers”), if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)	No services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $37,500 for 2023 and $15,900 for 2022.

The fees disclosed above relate to ad-hoc tax advice provided by the registrant’s accountant to the registrant’s investment adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report or Form N-CSR.

Baillie Gifford Developed EAFE All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0017486889	40,994 23,775 17,674 22,736 19,044 33,370 17,857 12,380 25,642	10/02/2023 10/23/2023 10/26/2023 11/02/2023 11/07/2023 11/16/2023 11/17/2023 11/22/2023 12/13/2023	1,286,751	Sudan Accountability and Divestment Act of 2007
Epiroc B	EPI B	SE0015658117	11,902 12,009 13,497	10/17/2023 11/07/2023 11/17/2023	357,388

Baillie Gifford EAFE Plus All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0017486897	25,149 44,056 22,572	10/04/2023 11/09/2023 12/08/2023	196,391	Sudan Accountability and Divestment Act of 2007
Epiroc B	EPI B	SE0015658117	9,094 11,795	09/06/2023 12/08/2023	328,374

Baillie Gifford Global Alpha Equities Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0017486897	12,264 36,794 84,112	12/15/2023 12/18/2023 12/20/2023	821,274	Sudan Accountability and Divestment Act of 2007
Epiroc B	EPI B	SE0015658117	9,637 28,911 39,702	12/15/2023 12/18/2023 12/20/2023	383,646

Baillie Gifford International All Cap Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0017486897	15,184	08/17/2023	561,390	Sudan Accountability and Divestment Act of 2007

Baillie Gifford International Alpha Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0017486897	89,080 110,813	10/23/2023 12/01/2023	3,965,340	Sudan Accountability and Divestment Act of 2007
Epiroc B	EPI B	SE0015658117	61,917	12/01/2023	1,992,411

Baillie Gifford International Concentrated Growth Equities Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco B	ATCO B	SE0017486897	2,084 4,434 2,838 4,236 2,091 2,006	10/25/2023 11/10/2023 11/16/2023 11/21/2023 12/08/2023 12/22/2023	107,539	Sudan Accountability and Divestment Act of 2007

Baillie Gifford International Growth Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco A	ATCO A	SE0017486889	373,238	12/18/2023	6,893,216	Sudan Accountability and Divestment Act of 2007

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):		Baillie Gifford Funds

By (Signature and Title)*		/s/ Michael Stirling-Aird, President
Michael Stirling-Aird, President
(principal executive officer)

Date:	March 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Michael Stirling-Aird, President
Michael Stirling-Aird, President
(principal executive officer)

Date:	March 5, 2024

By (Signature and Title)*		/s/ Lindsay Cockburn, Treasurer
Lindsay Cockburn, Treasurer
(principal financial officer)

Date:	March 5, 2024

* Print the name and title of each signing officer under his or her signature.